UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21284

Virtus Convertible & Income Fund

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Kathryn Santoro, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-270-7788

Date of fiscal year end: January 31

Date of reporting period: January 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ANNUAL REPORT

January 31, 2025
Virtus Artificial Intelligence & Technology Opportunities Fund (AIO)
Virtus Convertible & Income Fund (NCV)
Virtus Convertible & Income Fund II (NCZ)
Virtus Diversified Income & Convertible Fund (ACV)
Virtus Dividend, Interest & Premium Strategy Fund (NFJ)
Virtus Equity & Convertible Income Fund (NIE)

Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
The Board of Trustees (the “Board,” or the “Trustees”) of the Virtus Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus Diversified Income & Convertible Fund (“ACV”), Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), and Virtus Equity & Convertible Income Fund (“NIE”) (each individually a “Fund” or collectively “Funds”) have adopted a Managed Distribution Plan (the “Plan”). The Plan currently provides for AIO and ACV to make a monthly distribution at a rate of $0.15 per share and $0.18 per share, respectively, and for NIE to make a quarterly distribution at a rate of $0.50 per share. In addition, the Plan currently provides for NFJ to make a quarterly distribution at a rate of $0.305 per share for distributions starting with a September 26, 2024 pay date; prior to this date, the rate for NFJ was $0.280 per share. Under the terms of the Plan, the Funds seek to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.
If a Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about a Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Plan.
The amounts and sources of distributions reported in a Fund’s notices issued pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Funds will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on each Fund is available through the closed-end fund section on the web at www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/AIO
https://www.virtus.com/ACV
https://www.virtus.com/NFJ
https://www.virtus.com/NIE

MESSAGE TO SHAREHOLDERS
To Virtus Closed-End Fund Shareholders:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended January 31, 2025.
Higher-volatility areas of the market outperformed during the 12-month period, driving equities, convertible securities, and high yield bonds higher. The U.S. economy showed strength while inflation eased somewhat. The Federal Reserve (the “Fed”) began its anticipated interest rate cuts in September, adding to market optimism. Strong corporate earnings were fueled by developments in artificial intelligence (“AI”), as well as the outcome of the U.S. presidential election, which was deemed positive for the markets.
Domestic and international equity indexes posted strong returns for the 12 months ended January 31, 2025. U.S. large-capitalization stocks returned 26.38%, as measured by the S&P 500® Index, while small-cap stocks returned 19.09%, as measured by the Russell 2000® Index. Convertible securities, as measured by the ICE BofA U.S. Convertibles Index, returned 15.43%. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), returned 8.65%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), were up 14.75%.
In fixed income markets, the yield on the 10-year Treasury rose to 4.58% on January 31, 2025, from 3.99% on January 31, 2024. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was up 2.07% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, were up 9.68%.
If you have any questions about your Fund or require assistance, please call our shareholder service team at 1-866-270-7788. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President and Chief Executive Officer, Virtus Closed-End Funds
March 2025
Refer to the Manager’s Discussion section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

Artificial Intelligence & Technology Opportunities Fund (AIO)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2025
About the Fund:
Artificial Intelligence & Technology Opportunities Fund’s (NYSE: AIO) (the “Fund”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates and seek to invest at higher yields on its investments. As of January 31, 2025, the Fund’s leverage consisted of $130.0 million of borrowings made pursuant to margin financing and/or securities lending, which represented approximately 14% of the Fund’s total assets.
Manager Comments - Voya Investment Management Co. LLC (“Voya IM”)
Voya IM manages the Fund. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM.
How did the markets perform during the Fund’s fiscal year ended January 31, 2025?
Global equities rallied during the reporting period. Many markets hit new highs as a U.S. recession failed to materialize and most major central banks started to cut interest rates. Sentiment across U.S. equities improved following the U.S. elections. At a sector level, artificial intelligence (“AI”)-related companies in the communication services and information technology sectors outperformed, with consumer discretionary and financials stocks also trading higher. In contrast, materials and health care were the weakest sectors in the MSCI All Country World Index (net).
It was a choppy period for U.S. fixed income. In April of 2024, the yield on the 10-year U.S. Treasury bond reached a six-month high of 4.7% as persistent inflation caused investors to rein in hopes for multiple rate cuts in 2024. However, in late summer, signs of a weakening labor market sparked fears of a potential recession, which caused 10-year Treasury yields to slide to a year-to-date low of 3.6% in September. Yields subsequently rose again as the Trump administration’s victory raised fears that higher tariffs could reignite inflation and tax cuts would further swell the fiscal deficit.
What factors affected the Fund’s performance during its fiscal year?
For the 12 months ended January 31, 2025, the Fund’s net asset value (“NAV”) returned 23.83%, while its market price returned 45.60%. For the same period, the Fund’s composite benchmark, which consists of 50% MSCI All Country World Index (net) (representing equities) and 50% ICE BofA U.S. Convertibles Index (representing convertible securities), returned 18.10%. The underlying indexes returned 20.72% for equities and 15.43% for convertible securities.
The Fund’s equity portfolio was a strong relative contributor over the period. The information technology, financials, and communication services sectors contributed the most to performance on an absolute basis. On balance, the energy sector detracted from returns.
Convertible securities were positively impacted by credit spread tightening and rising stock prices. Spread refers to the additional yield over the yield of a risk-free government bond. Within the Fund’s convertible securities allocation, the information technology, communication services, and consumer discretionary sectors contributed the most to performance. Conversely, the Fund’s health care and industrials holdings detracted from performance.
With respect to credit, the Fund’s allocation to high yield corporate bonds contributed to returns. Information technology, industrials, and consumer discretionary issues contributed to performance. On balance, the consumer staples sector was the only detractor during the 12-month period.
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the “Plan”) pursuant to which the Fund makes a monthly distribution at a rate of $0.15 per share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the Plan did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

Artificial Intelligence & Technology Opportunities Fund (AIO)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2025
Average Annual Total Returns1 for periods ended 1/31/25

	1 Year	5 Years	Since Inception 10/31/19
Market Value[1,2]	45.60%	17.55%	16.53%
Net Asset Value[1,2]	23.83%	14.02%	14.41%
Composite: 50% MSCI All Country World Index (net)/ 50% ICE BofA U.S. Convertibles Index[1,3]	18.10%	10.43%	11.27% [4]
MSCI All Country World Index (net)[1,3]	20.72%	11.04%	11.48% [4]
ICE BofA U.S. Convertibles Index[1,3]	15.43%	9.63%	10.88% [4]
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on October 31, 2019 (inception date of the Fund) for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
[4]	The since inception index return is from the Fund’s inception date.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

Convertible & Income Fund (NCV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2025
About the Fund:
Virtus Convertible & Income Fund’s (NYSE: NCV) (the “Fund”) investment objective is to provide total return through a combination of capital appreciation and high current income. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to have a blended capital structure combining long-term fixed rates and short-term variable rates which allows the Fund to seek to enhance the yields on its investments. As of January 31, 2025, the Fund’s leverage consisted of $200.0 million of borrowings made pursuant to a combination of cumulative preferred shares, mandatory redeemable preferred shares, margin financing and/or securities lending, which represented approximately 35% of the Fund’s total assets.
Manager Comments - Voya Investment Management Co. LLC (“Voya IM”)
Voya IM manages the Fund. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM.
How did the markets perform during the Fund’s fiscal year ended January 31, 2025?
Risk assets advanced during the reporting period, with the convertible securities and high yield bond markets finishing higher for the 12 months ended January 31, 2025. The ICE BofA U.S. Convertibles Index returned 15.43% and the ICE BofA U.S. High Yield Index returned 9.67%.
Convertible securities were positively impacted by underlying stock price strength and credit spread tightening. Spread refers to the additional yield over the yield of a risk-free government bond. Sector performance was mostly positive, and primary market activity increased.
Regarding high yield bonds, industry gains were also widespread. Lower quality bonds outperformed higher quality bonds, new issuance was strong, and the trailing 12-month default rate remained low.
Against this backdrop, corporate earnings results were generally better than expected, with most companies beating top- and bottom-line forecasts. The U.S. economy expanded, inflation continued to normalize, the unemployment rate remained low, the manufacturing sector began to stabilize, and the U.S. Federal Reserve (the “Fed”) cut interest rates by a total of 1.00% during the 12-month period.
What factors affected the Fund’s performance during its fiscal year?
For the fiscal year ended January 31, 2025, the Fund’s net asset value (“NAV”) returned 19.01%, while its market price returned 24.58%. For the same period, the Fund’s composite benchmark, which consists of 60% ICE BofA U.S. Convertibles Index (representing convertible securities) and 40% ICE BofA U.S. High Yield Index (representing high yield bonds), returned 13.17%. The underlying indexes returned 15.43% for convertible securities and 9.67% for high yield bonds.
The Fund delivered consistent income and a positive total return for the 12-month period. The portfolio benefited from strength across risk assets including convertible securities and high yield bonds.
Among convertible securities, most sectors finished higher, led by technology, financials, and consumer discretionary. Software and semiconductor positioning was the primary source of the Fund’s strength in technology. Financials were aided by gains in a health care real estate investment trust (“REIT”), an alternative asset manager, and a consumer finance issuer. Cruise line exposure was the largest driver of performance in consumer discretionary, with additional gains from issues in e-commerce and entertainment services. Conversely, two sectors—media and telecom—detracted from performance due to weakness in advertising and wired telecommunications, respectively.
With respect to the high yield allocation, all industries finished higher and contributed to performance for the period. Financial services, energy, and technology had the greatest impact on the Fund. In financial services, consumer lending holdings were the primary drivers of performance. Gains in energy were broad, with every position closing higher for the fiscal year. Technology was led by cybersecurity and data storage holdings. There were no industries that detracted from performance for the 12-month period.
Level Distribution Practice
The Fund has a practice of seeking to maintain a specified level of monthly distributions to holders of common shares, which may be changed at any time. As a result of this practice, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the practice did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

Convertible & Income Fund (NCV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2025
Average Annual Total Returns1 for periods ended 1/31/25

	1 Year	5 Years	10 Years
Market Value[1,2]	24.58%	1.65%	2.85%
Net Asset Value[1,2]	19.01%	2.84%	4.07%
Composite: 60% ICE BofA U.S. Convertibles Index/ 40% ICE BofA U.S. High Yield Index[1,3]	13.17%	7.59%	7.79%
ICE BofA U.S. Convertibles Index[1,3]	15.43%	9.63%	9.44%
ICE BofA U.S. High Yield Index[1,3]	9.67%	4.33%	5.15%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

Convertible & Income Fund II (NCZ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2025
About the Fund:
Convertible & Income Fund II’s (NYSE: NCZ) (the “Fund”) investment objective is to provide total return through a combination of capital appreciation and high current income. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to have a blended capital structure combining long-term fixed rates and short-term variable rates which allows the Fund to seek to enhance the yields on its investments. As of January 31, 2025, the Fund’s leverage consisted of $156.0 million of borrowings made pursuant to a combination of cumulative preferred shares, mandatory redeemable preferred shares, margin financing and/or securities lending, which represented approximately 36% of the Fund’s total assets.
Manager Comments - Voya Investment Management Co. LLC (“Voya IM”)
Voya IM manages the Fund. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM.
How did the markets perform during the Fund’s fiscal year ended January 31, 2025?
Risk assets advanced during the reporting period, with the convertible securities and high yield bond markets finishing higher for the 12 months ended January 31, 2025. The ICE BofA U.S. Convertibles Index returned 15.43% and the ICE BofA U.S. High Yield Index returned 9.67%.
Convertible securities were positively impacted by underlying stock price strength and credit spread tightening. Spread refers to the additional yield over the yield of a risk-free government bond. Sector performance was mostly positive, and primary market activity increased.
Regarding high yield bonds, industry gains were also widespread. Lower quality bonds outperformed higher quality bonds, new issuance was strong, and the trailing 12-month default rate remained low.
Against this backdrop, corporate earnings results were generally better than expected, with most companies beating top- and bottom-line forecasts. The U.S. economy expanded, inflation continued to normalize, the unemployment rate remained low, the manufacturing sector began to stabilize, and the U.S. Federal Reserve (the “Fed”) cut interest rates by a total of 1.00% during the 12-month period.
What factors affected the Fund’s performance during its fiscal year?
For the fiscal year ended January 31, 2025, the Fund’s net asset value (“NAV”) returned 19.83%, while its market price returned 27.69%. For the same period, the Fund’s composite benchmark, which consists of 60% ICE BofA U.S. Convertibles Index (representing convertible securities) and 40% ICE BofA U.S. High Yield Index (representing high yield bonds), returned 13.17%. The underlying indexes returned 15.43% for convertible securities and 9.67% for high yield bonds.
The Fund delivered consistent income and a positive total return for the 12-month period. The portfolio benefited from strength across risk assets including convertible securities and high yield bonds.
Among convertible securities, most sectors finished higher, led by technology, financials, and consumer discretionary. Software and semiconductor positioning was the primary source of the Fund’s strength in technology. Financials were aided by gains in a health care real estate investment trust (“REIT”), an alternative asset manager, and a consumer finance issuer. Cruise line exposure was the largest driver of performance in consumer discretionary, with additional gains from issues in e-commerce and entertainment services. Conversely, two sectors—media and telecom—detracted from performance due to weakness in advertising and wired telecommunications, respectively.
With respect to the high yield allocation, all industries finished higher and contributed to performance for the period. Financial services, energy, and technology had the greatest impact on the Fund. In financial services, consumer lending holdings were the primary drivers of performance. Gains in energy were broad, with every position closing higher for the fiscal year. Technology was led by cybersecurity and data storage holdings. There were no industries that detracted from performance for the 12-month period.
Level Distribution Practice
The Fund has a practice of seeking to maintain a specified level of monthly distributions to holders of common shares, which may be changed at any time. As a result of this practice, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the practice did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

Convertible & Income Fund II (NCZ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2025
Average Annual Total Returns1 for periods ended 1/31/25

	1 Year	5 Years	10 Years
Market Value[1,2]	27.69%	2.17%	2.26%
Net Asset Value[1,2]	19.83%	2.60%	3.95%
Composite: 60% ICE BofA U.S. Convertibles Index/ 40% ICE BofA U.S. High Yield Index[1,3]	13.17%	7.59%	7.79%
ICE BofA U.S. Convertibles Index[1,3]	15.43%	9.63%	9.44%
ICE BofA U.S. High Yield Index[1,3]	9.67%	4.33%	5.15%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

Diversified Income & Convertible Fund (ACV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2025
About the Fund:
Diversified Income & Convertible Fund’s (NYSE: ACV) (the “Fund”) investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss. There is no guarantee that the Fund will achieve its investment objective.
The Fund has a blended capital structure combining long-term fixed rates and short-term variable rates which enable the Fund to seek to enhance the returns and yields on its investments. As of January 31, 2025, the Fund’s leverage consisted of $105.0 million of borrowings made pursuant to long-term senior notes, margin loan financing, and mandatory redeemable preferred shares, which represented approximately 30% of the Fund’s total assets.
Manager Comments - Voya Investment Management Co. LLC (“Voya IM”)
Voya IM manages the Fund. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM.
How did the markets perform during the Fund’s fiscal year ended January 31, 2025?
Risk assets advanced during the reporting period, with the equity, convertible securities, and high yield bond markets finishing higher for the 12 months ended January 31, 2025. The S&P 500® Index returned 26.38%, the ICE BofA U.S. Convertibles Index returned 15.43%, and the ICE BofA U.S. High Yield Index returned 9.67%.
Equities made multiple new all-time highs during the reporting period, helped by strong corporate profitability, rising earnings estimates, and broad-based sector gains.
Convertible securities were positively impacted by underlying stock price strength and credit spread tightening. Spread refers to the additional yield over the yield of a risk-free government bond. Sector performance was mostly positive, and primary market activity increased.
Regarding high yield bonds, industry gains were also widespread. Lower quality bonds outperformed higher quality bonds, new issuance was strong, and the trailing 12-month default rate remained low.
Against this backdrop, corporate earnings results were generally better than expected, with most companies beating top- and bottom-line forecasts. The U.S. economy expanded, inflation continued to normalize, the unemployment rate remained low, the manufacturing sector began to stabilize, and the U.S. Federal Reserve (the “Fed”) cut interest rates by a total of 1.00% during the 12-month period.
What factors affected the Fund’s performance during its fiscal year?
For the fiscal year ended January 31, 2025, the Fund’s net asset value (“NAV”) returned 23.29%, while its market price returned 12.80%. For the same period, the Fund’s composite benchmark, which consists of 50% ICE BofA U.S. Convertibles Index (representing convertible securities), 25% ICE BofA U.S. High Yield Index (representing high yield bonds), and 25% Russell 1000® Growth Index (representing equities), returned 18.19%. The underlying indexes returned 15.43% for convertible securities, 9.67% for high yield bonds, and 32.68% for equities.
The Fund delivered consistent income and a positive total return for the 12-month period. The portfolio benefited from strength across risk assets including equities, convertible securities, and high yield bonds.
Top contributors to performance were led by a software company with bitcoin exposure, and a semiconductor company that consistently exceeded expectations due to strong demand for its chips, which train and deploy generative artificial intelligence (“AI”) applications. Other outperformers included an e-commerce company capitalizing on secular trends around AI and cloud migration, a cruise line operator benefiting from increased travel demand, and a security device manufacturer exhibiting core business strength and a sizeable order backlog.
Top detractors included a cybersecurity provider that experienced softer-than-expected subscription trends and a cloud services company that saw slower than expected volume growth for a key segment. Other detractors included a medical device company that experienced sales weakness stemming from a reorganization, a residential solar provider due to regulatory uncertainty, and a semiconductor company with exposure to electric vehicle manufacturing.
Many written options positions expired below the strike price, and the portfolio was able to retain the set premiums.
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the “Plan”) pursuant to which the Fund makes a monthly distribution at a rate of $0.18 per common share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the Plan did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

Diversified Income & Convertible Fund (ACV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2025
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

Diversified Income & Convertible Fund (ACV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2025
Average Annual Total Returns1 for periods ended 1/31/25

	1 Year	5 Years	Since Inception 5/26/15
Market Value[1,2]	12.80%	11.31%	10.69%
Net Asset Value[1,2]	23.29% [3]	11.92%	11.07%
Composite: 50% ICE BofA U.S. Convertibles Index/ 25% ICE BofA U.S. High Yield Index/ 25%Russell 1000® Growth Index[1,4]	18.19%	10.73%	10.00%
ICE BofA U.S. Convertibles Index[1,4]	15.43%	9.63%	8.97% [5]
ICE BofA U.S. High Yield Index[1,4]	9.67%	4.33%	4.97% [5]
Russell 1000® Growth Index[1,4]	32.68%	18.90%	16.79% [5]
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on May 26, 2015 (inception date of the Fund) for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV calculated on that business day. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
[5]	The since inception index return is from the Fund’s inception date.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

Dividend, Interest & Premium Strategy Fund (NFJ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2025
About the Fund:
Dividend, Interest & Premium Strategy Fund’s (NYSE: NFJ) (the “Fund”) investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
For the fiscal year ended January 31, 2025, the Fund’s net asset value returned 9.90%, and its market price returned 17.41%. For the same period, the Fund’s composite benchmark, which consists of 75% Russell 1000® Value and 25% ICE BofA U.S. Convertibles Index returned 18.55%.
As announced on August 29, 2024, NFJ increased its quarterly distribution rate by 9% from $0.28 per share to $0.305 per share, effective with its September 2024 distribution, as part of an ongoing effort to enhance shareholder value by both seeking to provide a more attractive distribution rate and furthering its efforts to reduce the current discount to net asset value at which its shares currently trade.
On February 18, 2025, the Fund announced that the Board of Trustees has adopted a share purchase program to repurchase, at a discount to net asset value (“NAV”), up to 5% of its outstanding common shares in open market transactions. The share repurchase program is intended to enhance shareholder value, as repurchases made at a discount may have the effect of increasing NAV per share of the Fund’s remaining shares.
Manager Comments – Voya Investment Management Co. LLC (“Voya IM”) and NFJ Investment Group, LLC (“NFJ Investment Group”)
Voya IM manages the Fund’s convertible securities portfolio, while NFJ Investment Group manages the Fund’s equity and options portfolios. The Voya IM team and NFJ Investment Group have been working together for more than 15 years. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity and multi-asset platforms, including private markets and alternatives. The NFJ Investment Group investment team has been managing value equities for clients for over 30 years. They seek to invest in companies with low market expectations and the strongest prospects for returning capital to shareholders. The following commentary is provided by the portfolio teams at NFJ Investment Group and Voya IM and cover the Fund’s portfolio for the year ended January 31, 2025.
NFJ Investment Group, LLC
How did the equity markets perform during the Fund’s fiscal year ended January 31, 2025?
The value of U.S. equities generally appreciated during the 12-month period, lifted in part by robust gains from the highest momentum names in the first half of 2024. While stubborn inflation remained a concern, the Federal Reserve (the “Fed”) initiated an interest rate cutting cycle in the third quarter, which benefited more rate-sensitive areas of the market. In the Russell 1000® Value Index, financials climbed 38%, followed by 20%+ gains from the utilities and industrials sectors. Conversely, the health care, energy, and materials sectors posted the weakest returns. The Cboe Volatility Index® (VIX®) rose during the second half of 2024, spiking to over 38 in August and over 27 in December.
What factors affected the performance of the Fund’s equity portfolio during the fiscal year?
For the 12 months ended January 31, 2025, the Fund’s equity portfolio returned 8.76% (gross of fees and expenses). For the same period, the Fund’s benchmark, the Russell 1000® Value Index, returned 19.54%.
In the equity sleeve, relative underperformance versus the Russell 1000® Value Index was due to negative stock selection. Sector allocation somewhat contributed over the reporting period. Stock selection was positive across the communication services and energy sectors. However, these gains were offset by negative selection across the real estate and consumer discretionary sectors. Underweight positions in the health care and communication services sectors contributed to performance. Conversely, an overweight in real estate and an underweight in industrials detracted for the 12-month period.
The Fund employs an options overlay strategy in which calls are written on a portion of the portfolio’s equity holdings. In the options sleeve, many written options positions expired below the strike price, and the portfolio was able to retain the set premiums.
Voya Investment Management (Voya IM)
How did the convertible securities markets perform during the Funds’ fiscal year?
Risk assets advanced during the reporting period, with the ICE BofA U.S. Convertibles Index returning 15.43% for the 12 months ended January 31, 2025. Convertible securities were positively impacted by underlying stock price strength and credit spread tightening. Spread refers to the additional yield over the yield of a risk-free government bond. Sector performance was mostly positive, and primary market activity increased.
Against this backdrop, corporate earnings results were generally better than expected, with most companies beating top- and bottom-line forecasts. The U.S. economy expanded, inflation continued to normalize, the unemployment rate remained low, and the manufacturing sector began to stabilize. The U.S. Federal Reserve (the “Fed”) cut interest rates by a total of 1.00% during the 12-month period.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

Dividend, Interest & Premium Strategy Fund (NFJ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2025
What factors affected the performance of the Fund’s convertible securities portfolio during the fiscal year?
For the 12 months ended January 31, 2025, the Fund’s convertible securities portfolio returned 19.50% (gross of fees and expenses). For the same period, the ICE BofA U.S. Convertibles Index returned 15.43%.
Top contributors to performance were led by a software company with bitcoin exposure and a semiconductor company that consistently exceeded expectations due to strong demand for its chips, which train and deploy generative artificial intelligence (“AI”) applications. Other outperformers included an e-commerce company capitalizing on secular trends around AI and cloud migration, a cruise line operator benefiting from increased travel demand, and a security device manufacturer exhibiting core business strength and a sizeable order backlog.
Top detractors included a cybersecurity provider that experienced softer-than-expected subscription trends and a cloud services holding that saw slower volume growth for a key segment. Other detractors included a medical device company that experienced sales weakness stemming from a reorganization, a residential solar provider due to regulatory uncertainty, and a semiconductor company that has exposure to electric vehicle manufacturing.
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the “Plan”) pursuant to which the Fund makes a quarterly distribution at a current rate of $0.305 per share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the Plan did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

Dividend, Interest & Premium Strategy Fund (NFJ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2025
Average Annual Total Returns1 for periods ended 1/31/25

	1 Year	5 Years	10 Years
Market Value[1,2]	17.41%	8.13%	6.58%
Net Asset Value[1,2]	9.90%	7.26%	5.91%
Composite: 75% Russell 1000® Value Index/ 25% ICE BofA U.S. Convertibles Index[1,3]	18.55%	10.14%	9.51%
Russell 1000® Value Index[1,3]	19.54%	10.15%	9.42%
ICE BofA U.S. Convertibles Index[1,3]	15.43%	9.63%	9.44%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

Equity & Convertible Income Fund (NIE)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2025
About the Fund:
Equity & Convertible Income Fund’s (NYSE: NIE) (the “Fund”) investment objective is to seek total return comprised of capital appreciation, current income and gains. There is no guarantee that the Fund will achieve its investment objective.
Manager Comments - Voya Investment Management Co. LLC (“Voya IM”)
Voya IM manages the Fund. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM.
How did the markets perform during the Fund’s fiscal year period ended January 31, 2025?
Risk assets advanced during the reporting period, with the equity and convertible securities markets finishing higher for the 12 months ended January 31, 2025. The S&P 500® Index returned 26.38% and the ICE BofA U.S. Convertibles Index returned 15.43%.
Equities made multiple new all-time highs during the reporting period, helped by strong corporate profitability, rising earnings estimates, and broad-based sector gains.
Convertible securities were positively impacted by underlying stock price strength and credit spread tightening. Spread refers to the additional yield over the yield of a risk-free government bond. Sector performance was mostly positive, and primary market activity increased.
Against this backdrop, corporate earnings results were generally better than expected, with most companies beating top- and bottom-line forecasts. The U.S. economy expanded, inflation continued to normalize, the unemployment rate remained low, the manufacturing sector began to stabilize, and the U.S. Federal Reserve (the “Fed”) cut interest rates by a total of 1.00% during the 12-month period.
What factors affected the Fund’s performance during its fiscal year?
For the fiscal year ended January 31, 2025, the Fund’s net asset value (“NAV”) returned 20.45%, while its market price returned 27.08%. For the same period, the Fund’s composite benchmark, which consists of 60% Russell 1000® Growth Index (representing equities) and 40% ICE BofA U.S. Convertibles Index (representing convertible securities), returned 25.67%. The underlying indexes returned 32.68% for equities and 15.43% for convertible securities.
The Fund delivered consistent income and a positive total return for the 12-month period. The portfolio benefited from strength across risk assets including equities and convertible securities.
Top contributors to performance were led by a semiconductor company that consistently exceeded expectations due to strong demand for its chips, which train and deploy generative artificial intelligence (“AI”) applications. Several holdings in e-commerce and social media that are seeking to capitalize on secular trends around AI and cloud migration contributed to Fund returns. Other outperformers included a technology hardware company that benefited from several successful product launches and advancements, and an aerospace manufacturer that saw significant earnings growth and profit margin expansion during the period.
Top detractors were led by a medical technology company that declined due to lower procedure volumes. A pharmaceutical holding was hurt by an unfavorable regulatory ruling, and a software provider was negatively impacted by competitive concerns and weaker-than-expected monetization. Other detractors included a holding in information technology (“IT”) infrastructure that saw inconsistent demand in its AI segment, as well as a real estate platform operator that faced adverse effects from higher interest rates.
Many written options positions expired below the strike price, and the portfolio was able to retain the set premiums.
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the “Plan”) pursuant to which the Fund makes a quarterly distribution at a rate of $0.50 per share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the Plan did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

Equity & Convertible Income Fund (NIE)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2025
Average Annual Total Returns1 for periods ended 1/31/25

	1 Year	5 Years	10 Years
Market Value[1,2]	27.08%	13.06%	12.03%
Net Asset Value[1,2]	20.45%	11.76%	10.66%
Composite: 60% Russell 1000® Growth Index/ 40% ICE BofA U.S. Convertibles Index[1,3]	25.67%	15.29%	14.14%
Russell 1000® Growth Index[1,3]	32.68%	18.90%	17.18%
ICE BofA U.S. Convertibles Index[1,3]	15.43%	9.63%	9.44%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
January 31, 2025
The following tables present the portfolio holdings within certain industries as a percentage of total investments at January 31, 2025.
AIO
Common Stocks		53%
Semiconductors & Semiconductor Equipment	8%
Software	7
Banks	6
All other Common Stocks	32
Convertible Bonds and Notes		28
Software	5
Internet	5
Semiconductors	3
All other Convertible Bonds and Notes	15
Corporate Bonds and Notes		15
Semiconductors	2
Computers	2
Diversified REITS	1
All other Corporate Bonds and Notes	10
Convertible Preferred Stocks		3
Equity-Linked Note		1
Total		100%
NCV
Convertible Bonds and Notes		51%
Software	9%
Internet	5
Healthcare-Products	4
All other Convertible Bonds and Notes	33
Corporate Bonds and Notes		38
Oil, Gas & Consumable Fuels	4
Media	3
Financial Services	3
All other Corporate Bonds and Notes	28
Convertible Preferred Stocks		6
Short-Term Investment		3
Securities Lending Collateral		2
Total		100%

NCZ
Convertible Bonds and Notes		53%
Software	9%
Internet	6
Healthcare-Products	4
All other Convertible Bonds and Notes	34
Corporate Bonds and Notes		36
Oil, Gas & Consumable Fuels	4
Media	3
Financial Services	3
All other Corporate Bonds and Notes	26
Convertible Preferred Stocks		7
Short-Term Investment		3
Securities Lending Collateral		1
Total		100%
ACV
Convertible Bonds and Notes		50%
Software	8%
Internet	5
Healthcare-Products	3
All other Convertible Bonds and Notes	34
Common Stocks		25
Software	3
Interactive Media & Services	2
Semiconductors & Semiconductor Equipment	2
All other Common Stocks	18
Corporate Bonds and Notes		16
Oil, Gas & Consumable Fuels	2
Financial Services	1
Media	1
All other Corporate Bonds and Notes	12
Convertible Preferred Stocks		6
Short-Term Investment		3
Total		100%

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited) (Continued)
January 31, 2025
NFJ
Common Stocks		77%
Banks	11%
Oil, Gas & Consumable Fuels	5
Capital Markets	5
All other Common Stocks	56
Convertible Bonds and Notes		18
Software	3
Internet	2
Healthcare-Products	1
All other Convertible Bonds and Notes	12
Short-Term Investment		3
Convertible Preferred Stocks		2
Total		100%
NIE
Common Stocks		62%
Software	8%
Interactive Media & Services	5
Semiconductors & Semiconductor Equipment	5
All other Common Stocks	44
Convertible Bonds and Notes		31
Software	5
Internet	3
Healthcare-Products	2
All other Convertible Bonds and Notes	21
Convertible Preferred Stocks		4
Short-Term Investment		3
Total		100%

KEY INVESTMENT TERMS (Unaudited)
January 31, 2025
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Cboe Volatility Index® (“VIX®”)
The Cboe VIX® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The Cboe VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (ACV): 50% ICE BofA U.S. Convertibles Index / 25% ICE BofA U.S. High Yield Index / 25% Russell 1000® Growth Index
The composite index consists of 50% ICE BofA U.S. Convertibles Index, 25% ICE BofA U.S. High Yield Index, and 25% Russell 1000® Growth Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (AIO): 50% MSCI All Country World Index (net) / 50% ICE BofA U.S. Convertibles Index
The composite index consists of 50% MSCI All Country World Index (net) and 50% ICE BofA U.S. Convertibles Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (NCV): 60% ICE BofA U.S. Convertibles Index / 40% ICE BofA U.S. High Yield Index
The composite index consists of 60% ICE BofA U.S. Convertibles Index and 40% ICE BofA U.S. High Yield Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (NCZ): 60% ICE BofA U.S. Convertibles Index / 40% ICE BofA U.S. High Yield Index
The composite index consists of 60% ICE BofA U.S. Convertibles Index and 40% ICE BofA U.S. High Yield Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (NFJ): 75% Russell 1000® Value Index / 25% ICE BofA U.S. Convertibles Index
The composite index consists of 75% Russell 1000® Value Index and 25% ICE BofA U.S. Convertibles Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (NIE): 60% Russell 1000® Growth Index / 40% ICE BofA U.S. Convertibles Index
The composite index consists of 60% Russell 1000® Growth Index and 40% ICE BofA U.S. Convertibles Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Credit Suisse Leveraged Loan Index
The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Enterprise value (“EV”)
EV is a measure of a company’s total value, often used as a comprehensive alternative to equity market capitalization that includes debt.
Exchange-Traded Funds (“ETFs”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
ICE BofA BB-B U.S. High Yield Constrained Index
The ICE BofA BB-B U.S. High Yield Constrained Index measures performance of BB/B U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and is restricted to a maximum of 2% per issuer. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

KEY INVESTMENT TERMS (Unaudited) (Continued)
January 31, 2025
ICE BofA U.S. Convertibles Index
The ICE BofA U.S. Convertibles Index tracks the performance of publicly issued U.S. dollar denominated convertible securities of U.S. companies. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. High Yield Index
The ICE BofA U.S. High Yield Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market and includes issues with a credit rating of BBB or below. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Leveraged Loan
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
Master Limited Partnerships (“MLPs”)
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership.
MSCI All Country World Index (net)
The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Risk Assets
Risk assets are those that tend to demonstrate price volatility, such as equities, high-yield bonds, currencies and commodities.
Russell 1000® Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 1000® Value Index
The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

KEY INVESTMENT TERMS (Unaudited) (Continued)
January 31, 2025
Yield Curve
A yield curve is a line on a graph plotting the interest rates, at a set point in time, of bonds having equal credit quality but different maturity dates.

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS
January 31, 2025
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—31.2%
Auto Manufacturers—1.2%
Rivian Automotive, Inc. 4.625%, 3/15/29(1)	$ 9,575	$ 9,501
Commercial Services—3.3%
Affirm Holdings, Inc. 144A 0.750%, 12/15/29(2)	5,550	5,425
Global Payments, Inc. 144A 1.500%, 3/1/31(1)(2)	9,200	9,007
Shift4 Payments, Inc. 0.500%, 8/1/27(1)(3)	10,575	12,383
		26,815

Computers—2.5%
Lumentum Holdings, Inc. 0.500%, 12/15/26(1)	10,120	11,342
Western Digital Corp. 3.000%, 11/15/28	6,315	8,887
		20,229

Diversified REITS—1.2%
Digital Realty Trust LP 144A 1.875%, 11/15/29(2)	9,890	9,984
Electronics—0.5%
Itron, Inc. 144A 1.375%, 7/15/30(2)	4,150	4,324
Entertainment—1.4%
Live Nation Entertainment, Inc. 144A 2.875%, 1/15/30(2)	10,525	10,957
Financial Services—0.7%
Galaxy Digital Holdings LP 144A 2.500%, 12/1/29(2)	5,165	5,633
Health Care REITs—1.3%
Welltower OP LLC 144A 3.125%, 7/15/29(2)	9,105	10,867
Healthcare-Products—0.7%
iRhythm Technologies, Inc. 144A 1.500%, 9/1/29(2)(3)	5,600	5,891
Internet—5.5%
Sea Ltd. 2.375%, 12/1/25	5,825	8,132
Shopify, Inc. 0.125%, 11/1/25(1)	5,725	5,991
Trip.com Group Ltd. 144A 0.750%, 6/15/29(2)	9,320	11,683
Uber Technologies, Inc. 0.000%, 12/15/25	10,195	10,606
Zillow Group, Inc. 2.750%, 5/15/25	6,425	8,018
		44,430

	Par Value	Value

Leisure Time—1.5%
NCL Corp., Ltd. 2.500%, 2/15/27(1)(3)	$ 11,185	$ 12,253
Media—1.1%
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27	7,210	9,089
Semiconductors—3.8%
MACOM Technology Solutions Holdings, Inc. 144A 0.000%, 12/15/29(2)(4)	9,705	9,812
ON Semiconductor Corp. 0.500%, 3/1/29(1)	8,795	7,901
Semtech Corp. 1.625%, 11/1/27(1)(3)	6,710	12,697
		30,410

Software—5.9%
Bentley Systems, Inc. 0.125%, 1/15/26	3,915	3,833
BILL Holdings, Inc. 144A 0.000%, 4/1/30(2)	5,795	6,186
Cloudflare, Inc. 0.000%, 8/15/26(4)	8,475	8,726
Datadog, Inc. 144A 0.000%, 12/1/29(2)(4)	7,725	7,563
Guidewire Software, Inc. 144A 1.250%, 11/1/29(2)	7,000	7,577
Snowflake, Inc. 144A 0.000%, 10/1/29(2)	4,715	6,254
Tyler Technologies, Inc. 0.250%, 3/15/26(1)	5,835	7,300
		47,439

Telecommunications—0.6%
Applied Digital Corp. 144A 2.750%, 6/1/30(2)(3)	4,470	4,478
Total Convertible Bonds and Notes (Identified Cost $231,376)		252,300

Corporate Bonds and Notes—17.3%
Computers—1.9%
NCR Voyix Corp. 144A 5.125%, 4/15/29(1)(2)	6,225	5,937
Seagate HDD Cayman 8.500%, 7/15/31(1)	9,175	9,822
		15,759

Diversified REITS—1.4%
Iron Mountain, Inc. 144A 7.000%, 2/15/29(1)(2)	11,005	11,319
Electronic Equipment, Instruments & Components—1.2%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)(2)	9,885	10,072
See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Par Value	Value

Electronics—0.9%
Coherent Corp. 144A 5.000%, 12/15/29(1)(2)	$ 8,000	$ 7,699
Entertainment—1.0%
Caesars Entertainment, Inc. 144A 6.000%, 10/15/32(1)(2)(3)	8,000	7,781
Food & Beverage—1.1%
Performance Food Group, Inc. 144A 6.125%, 9/15/32(1)(2)	8,800	8,819
Healthcare-Services—1.2%
Tenet Healthcare Corp. 6.125%, 10/1/28(1)	9,845	9,850
Internet—1.2%
Gen Digital, Inc. 144A 7.125%, 9/30/30(1)(2)(3)	9,250	9,517
Lodging—1.3%
Hilton Grand Vacations Borrower LLC 144A 5.000%, 6/1/29(1)(2)	10,815	10,303
Machinery-Diversified—1.2%
Chart Industries, Inc. 144A 9.500%, 1/1/31(1)(2)	8,700	9,380
Semiconductors—2.6%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)(2)	7,550	7,566
Entegris, Inc. 144A 5.950%, 6/15/30(1)(2)	9,850	9,818
Qorvo, Inc. 4.375%, 10/15/29	3,775	3,569
		20,953

Software—1.1%
UKG, Inc. 144A 6.875%, 2/1/31(1)(2)	8,560	8,739
Transportation—1.2%
XPO, Inc. 144A 7.125%, 6/1/31(1)(2)	9,550	9,868
Total Corporate Bonds and Notes (Identified Cost $138,105)		140,059

	Shares
Convertible Preferred Stocks—3.1%
Aerospace & Defense—1.7%
Boeing Co. (The), 6.000%	220,670	13,238
Technology Hardware, Storage & Peripherals—1.4%
Hewlett Packard Enterprise Co., 7.625%	189,895	11,608
Total Convertible Preferred Stocks (Identified Cost $22,818)		24,846

	Shares	Value

Common Stocks—60.4%
Banks—7.2%
Bank of America Corp.(1)	350,995	$ 16,251
Citigroup, Inc.	157,312	12,810
JPMorgan Chase & Co.(1)	65,190	17,425
Wells Fargo & Co.	147,090	11,591
		58,077

Biotechnology—0.3%
Natera, Inc.(5)	14,540	2,572
Broadline Retail—0.8%
Amazon.com, Inc.(1)(5)	26,645	6,333
Capital Markets—1.9%
Goldman Sachs Group, Inc. (The)	8,030	5,143
Morgan Stanley	75,080	10,393
		15,536

Communications Equipment—3.6%
Arista Networks, Inc.(1)(5)	169,850	19,572
Motorola Solutions, Inc.	20,605	9,669
		29,241

Electric Utilities—1.1%
Constellation Energy Corp.	28,440	8,531
Electrical Equipment—0.4%
Emerson Electric Co.	22,490	2,923
Electronic Equipment, Instruments & Components—3.9%
Amphenol Corp. Class A	138,715	9,818
Celestica, Inc.(5)	42,260	5,218
Flex Ltd.(5)	389,785	16,235
		31,271

Energy Equipment & Services—0.6%
Baker Hughes Co. Class A	103,805	4,794
Entertainment—1.5%
Netflix, Inc.(5)	3,795	3,707
Walt Disney Co. (The)	74,795	8,456
		12,163

Healthcare Equipment & Supplies—3.5%
Boston Scientific Corp.(1)(5)	156,365	16,005
Intuitive Surgical, Inc.(5)	8,515	4,870
Stryker Corp.	19,355	7,573
		28,448

Healthcare Providers & Services—1.8%
McKesson Corp.	16,205	9,638
UnitedHealth Group, Inc.	9,640	5,230
		14,868

See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Shares	Value

Hotels, Restaurants & Leisure—4.2%
Chipotle Mexican Grill, Inc. Class A(1)(5)	145,840	$ 8,510
Hilton Worldwide Holdings, Inc.(1)	49,525	12,682
Marriott International, Inc. Class A	26,355	7,658
Royal Caribbean Cruises Ltd.	18,275	4,872
		33,722

Insurance—1.6%
Progressive Corp. (The)(1)	51,405	12,668
Interactive Media & Services—4.3%
Alphabet, Inc. Class A	51,555	10,518
Meta Platforms, Inc. Class A(1)	35,365	24,373
		34,891

Machinery—0.7%
Parker-Hannifin Corp.	7,760	5,487
Multi-Utilities—0.4%
Public Service Enterprise Group, Inc.	36,825	3,076
Pharmaceuticals—3.1%
AstraZeneca plc Sponsored ADR	37,455	2,650
Eli Lilly & Co.(1)	28,020	22,727
		25,377

Semiconductors & Semiconductor Equipment—8.6%
Broadcom, Inc.(1)	97,530	21,580
NVIDIA Corp.(1)	263,420	31,629
NXP Semiconductors N.V.(3)	17,975	3,749
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	59,435	12,441
		69,399

Software—8.5%
Atlassian Corp. Class A(5)	30,230	9,274
Cadence Design Systems, Inc.(5)	17,325	5,156
Microsoft Corp.(1)	36,550	15,170
Oracle Corp.	110,405	18,775
Salesforce, Inc.	26,420	9,028
ServiceNow, Inc.(1)(5)	10,855	11,055
		68,458

Specialized REITs—0.6%
Equinix, Inc.	5,480	5,007
Specialty Retail—0.6%
Home Depot, Inc. (The)	12,275	5,057
Technology Hardware, Storage & Peripherals—0.6%
Apple, Inc.	21,570	5,090
Trading Companies & Distributors—0.6%
United Rentals, Inc.	6,515	4,939
Total Common Stocks (Identified Cost $367,813)		487,928

	Shares	Value

Equity-Linked Note—1.0%
Financial Services—1.0%
Goldman Sachs Finance Corp. 4.000%, 9/28/26(6)	6,380,000	$ 8,443
Total Equity-Linked Note (Identified Cost $7,464)		8,443

Total Long-Term Investments—113.0% (Identified Cost $767,576)		913,576

Short-Term Investment—0.3%
Money Market Mutual Fund—0.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.262%)(7)	2,505,372	2,505
Total Short-Term Investment (Identified Cost $2,505)		2,505

Securities Lending Collateral—0.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.264%)(7)(8)	2,282,366	2,282
Total Securities Lending Collateral (Identified Cost $2,282)		2,282

TOTAL INVESTMENTS—113.6% (Identified Cost $772,363)		$ 918,363
Other assets and liabilities, net—(13.6)%		(109,979)
NET ASSETS—100.0%		$ 808,384

Abbreviations:
ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
plc	Public Limited Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	All or a portion of securities is segregated as collateral for the Liquidity Facility. The value of securities segregated as collateral is $189,429.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2025, these securities amounted to a value of $232,459 or 28.8% of net assets.
(3)	All or a portion of security is on loan pursuant to the Liquidity Facility and/or securities lending.
(4)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(5)	Non-income producing.
(6)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(7)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(8)	Represents security purchased with cash collateral received for securities on loan.

For information regarding the abbreviations, see the Key Investment Terms starting on page 16.
See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
Country Weightings (Unaudited)†
United States	90%
Cayman Islands	4
Singapore	2
Taiwan	1
Bermuda	1
Canada	1
Netherlands	1
Total	100%
† % of total investments as of January 31, 2025.
The following table summarizes the value of the Fund’s investments as of January 31, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$252,300	$ —	$252,300	$ —
Corporate Bonds and Notes	140,059	—	140,059	—
Equity Securities:
Convertible Preferred Stocks	24,846	24,846	—	—
Common Stocks	487,928	487,928	—	—
Equity-Linked Note	8,443	—	—	8,443
Money Market Mutual Fund	2,505	2,505	—	—
Securities Lending Collateral	2,282	2,282	—	—
Total Investments	$918,363	$517,561	$392,359	$8,443
There were no transfers into or out of Level 3 related to securities held at January 31, 2025.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Convertible Bonds And Notes	Equity-Linked Notes
Investments in Securities
Balance as of January 31, 2024:	$ 26,504	$ 10,555	$ 15,949
Net realized gain (loss)	(1,204)	(456)	(748)
Net change in unrealized appreciation (depreciation)(a)	630	223	407
Purchases	3,824	—	3,824
Sales (b)	(21,311)	(10,322)	(10,989)
Balance as of January 31, 2025	$ 8,443	$ —	$ 8,443
(a) The net change in unrealized appreciation (depreciation) on investments still held at January 31, 2025, was $(312).
(b) Includes paydowns on securities.
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS
January 31, 2025
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—79.4%
Aerospace & Defense—0.6%
Rocket Lab USA, Inc. 144A 4.250%, 2/1/29(1)	$ 360	$ 2,062
Auto Manufacturers—1.5%
Rivian Automotive, Inc.
4.625%, 3/15/29	2,545	2,525
3.625%, 10/15/30	3,045	2,712
		5,237

Biotechnology—4.9%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27	3,595	4,120
Bridgebio Pharma, Inc. 2.500%, 3/15/27	1,910	2,169
Halozyme Therapeutics, Inc. 0.250%, 3/1/27	3,370	3,389
Insmed, Inc. 0.750%, 6/1/28	1,215	2,911
PTC Therapeutics, Inc. 1.500%, 9/15/26	1,485	1,671
Sarepta Therapeutics, Inc. 1.250%, 9/15/27	1,465	1,569
Travere Therapeutics, Inc. 2.250%, 3/1/29	1,670	1,693
		17,522

Commercial Services—2.8%
Affirm Holdings, Inc. 144A 0.750%, 12/15/29(1)	2,905	2,839
Global Payments, Inc. 144A 1.500%, 3/1/31(1)(2)	3,190	3,123
Shift4 Payments, Inc. 0.500%, 8/1/27	3,355	3,929
		9,891

Computers—4.0%
Lumentum Holdings, Inc. 0.500%, 12/15/26	4,240	4,752
PAR Technology Corp. 1.500%, 10/15/27	2,345	2,732
Seagate HDD Cayman 3.500%, 6/1/28	2,080	2,684
Western Digital Corp. 3.000%, 11/15/28	1,805	2,540
Zscaler, Inc. 0.125%, 7/1/25	1,025	1,399
		14,107

Diversified REITS—1.0%
Digital Realty Trust LP 144A 1.875%, 11/15/29(1)	3,600	3,634
Electric Utilities—5.3%
NextEra Energy Capital Holdings, Inc. 144A 3.000%, 3/1/27(1)	4,105	4,735
NRG Energy, Inc. 2.750%, 6/1/48	485	1,209
	Par Value	Value

Electric Utilities—continued
PG&E Corp. 4.250%, 12/1/27	$ 7,150	$ 7,275
Southern Co. (The) 3.875%, 12/15/25	5,205	5,491
		18,710

Electronics—1.9%
Advanced Energy Industries, Inc. 2.500%, 9/15/28	2,115	2,319
Itron, Inc. 144A 1.375%, 7/15/30(1)	725	755
OSI Systems, Inc. 144A 2.250%, 8/1/29(1)	3,120	3,732
		6,806

Energy-Alternate Sources—0.1%
Sunrun, Inc. 144A 4.000%, 3/1/30(1)	510	443
Engineering & Construction—1.5%
Fluor Corp. 1.125%, 8/15/29(2)	1,375	1,709
Granite Construction, Inc. 144A 3.250%, 6/15/30(1)(2)	2,685	3,532
		5,241

Entertainment—3.1%
Cinemark Holdings, Inc. 4.500%, 8/15/25	515	1,034
IMAX Corp. 0.500%, 4/1/26	2,400	2,490
Live Nation Entertainment, Inc. 144A 2.875%, 1/15/30(1)	7,160	7,453
		10,977

Financial Services—4.4%
Coinbase Global, Inc. 0.500%, 6/1/26	4,295	4,767
Encore Capital Group, Inc. 4.000%, 3/15/29	1,915	1,981
Galaxy Digital Holdings LP 144A 2.500%, 12/1/29(1)	2,875	3,136
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	3,120	3,313
Upstart Holdings, Inc. 144A 1.000%, 11/15/30(1)(2)	2,660	2,635
		15,832

Health Care REITs—2.3%
Welltower OP LLC 144A 3.125%, 7/15/29(1)	6,815	8,134
Healthcare-Products—5.4%
Alphatec Holdings, Inc. 0.750%, 8/1/26	1,755	1,782
Envista Holdings Corp. 2.375%, 6/1/25	1,600	1,728
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Par Value	Value

Healthcare-Products—continued
Exact Sciences Corp. 144A 1.750%, 4/15/31(1)	$ 2,925	$ 2,739
Insulet Corp. 0.375%, 9/1/26	2,425	3,212
iRhythm Technologies, Inc. 144A 1.500%, 9/1/29(1)(2)	2,630	2,766
Lantheus Holdings, Inc. 2.625%, 12/15/27(2)	330	448
LeMaitre Vascular, Inc. 144A 2.500%, 2/1/30(1)	1,700	1,803
Merit Medical Systems, Inc. 144A 3.000%, 2/1/29(1)	1,940	2,685
Repligen Corp. 1.000%, 12/15/28	1,300	1,405
Tandem Diabetes Care, Inc. 144A 1.500%, 3/15/29(1)(2)	510	672
		19,240

Industrial REITs—0.4%
Rexford Industrial Realty LP 144A 4.375%, 3/15/27(1)	1,500	1,489
Internet—8.5%
Alibaba Group Holding Ltd. 144A 0.500%, 6/1/31(1)	1,155	1,350
Booking Holdings, Inc. 0.750%, 5/1/25	1,000	2,519
Magnite, Inc. 0.250%, 3/15/26	1,735	1,622
Palo Alto Networks, Inc. 0.375%, 6/1/25	450	1,668
Q2 Holdings, Inc. 0.750%, 6/1/26	2,195	2,619
Sea Ltd. 2.375%, 12/1/25	1,800	2,513
Shopify, Inc. 0.125%, 11/1/25(2)	2,510	2,627
Snap, Inc. 0.750%, 8/1/26(2)	2,055	2,020
Trip.com Group Ltd. 144A 0.750%, 6/15/29(1)	2,670	3,347
Uber Technologies, Inc. 0.000%, 12/15/25(3)	4,835	5,030
Wayfair, Inc.
1.000%, 8/15/26	1,660	1,529
3.250%, 9/15/27(2)	1,415	1,575
Zillow Group, Inc. 2.750%, 5/15/25(2)	1,465	1,828
		30,247

Investment Companies—1.0%
IREN Ltd. 144A 3.250%, 6/15/30(1)(2)	1,820	1,716
MARA Holdings, Inc. 144A 0.000%, 6/1/31(1)	2,115	1,792
		3,508

	Par Value	Value

Iron & Steel—0.4%
United States Steel Corp. 5.000%, 11/1/26	$ 585	$ 1,621
Leisure Time—3.3%
Carnival Corp. 5.750%, 12/1/27	850	1,867
NCL Corp., Ltd.
5.375%, 8/1/25	710	1,100
1.125%, 2/15/27	3,615	3,929
Peloton Interactive, Inc. 144A 5.500%, 12/1/29(1)	490	963
Royal Caribbean Cruises Ltd. 6.000%, 8/15/25	720	3,849
		11,708

Machinery-Construction & Mining—0.5%
Bloom Energy Corp. 144A 3.000%, 6/1/29(1)(2)	1,355	1,864
Machinery-Diversified—0.5%
Middleby Corp. (The) 1.000%, 9/1/25	1,255	1,686
Media—1.6%
Liberty Broadband Corp.
144A 3.125%, 3/31/53(1)	1,645	1,628
144A 3.125%, 6/30/54(1)(2)	1,745	1,927
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27	1,590	2,004
		5,559

Metal Fabricate/Hardware—0.8%
Xometry, Inc. 1.000%, 2/1/27(2)	2,925	2,906
Mining—1.0%
MP Materials Corp. 144A 3.000%, 3/1/30(1)	2,670	3,406
Miscellaneous Manufacturing—0.7%
Axon Enterprise, Inc. 0.500%, 12/15/27	825	2,356
Oil, Gas & Consumable Fuels—0.5%
UGI Corp. 144A 5.000%, 6/1/28(1)	1,505	1,817
Passenger Airlines—1.5%
American Airlines Group, Inc. 6.500%, 7/1/25	3,965	4,514
JetBlue Airways Corp. 144A 2.500%, 9/1/29(1)(2)	630	802
		5,316

Retail—2.5%
Burlington Stores, Inc. 1.250%, 12/15/27(2)	2,465	3,678

See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Par Value	Value

Retail—continued
Freshpet, Inc. 3.000%, 4/1/28	$ 1,170	$ 2,776
Shake Shack, Inc. 0.000%, 3/1/28	2,330	2,308
		8,762

Retail REIT—0.4%
Federal Realty OP LP 144A 3.250%, 1/15/29(1)	1,595	1,620
Semiconductors—2.6%
MACOM Technology Solutions Holdings, Inc. 144A 0.000%, 12/15/29(1)(3)	1,970	1,992
ON Semiconductor Corp. 0.500%, 3/1/29	2,395	2,152
Semtech Corp. 1.625%, 11/1/27	970	1,835
Synaptics, Inc. 144A 0.750%, 12/1/31(1)(2)	1,960	2,123
Wolfspeed, Inc. 0.250%, 2/15/28	2,520	1,161
		9,263

Software—13.4%
Akamai Technologies, Inc. 0.125%, 5/1/25	1,920	2,083
Alignment Healthcare, Inc. 144A 4.250%, 11/15/29(1)(2)	2,620	3,365
BILL Holdings, Inc. 144A 0.000%, 4/1/30(1)	3,765	4,019
Cloudflare, Inc. 0.000%, 8/15/26(3)	3,700	3,810
Datadog, Inc. 144A 0.000%, 12/1/29(1)(3)	5,240	5,130
Guidewire Software, Inc. 144A 1.250%, 11/1/29(1)	3,640	3,940
HubSpot, Inc. 0.375%, 6/1/25	1,080	2,969
MicroStrategy, Inc.
144A 0.000%, 12/1/29(1)(3)	7,005	6,081
144A 0.875%, 3/15/31(1)	1,525	2,482
Nutanix, Inc. 144A 0.500%, 12/15/29(1)	3,690	3,834
Snowflake, Inc. 144A 0.000%, 10/1/29(1)	4,350	5,770
Tyler Technologies, Inc. 0.250%, 3/15/26	1,290	1,614
Vertex, Inc. 144A 0.750%, 5/1/29(1)	1,490	2,511
		47,608

Telecommunications—0.6%
Applied Digital Corp. 144A 2.750%, 6/1/30(1)(2)	770	772
Viavi Solutions, Inc. 1.625%, 3/15/26	1,315	1,443
		2,215

	Par Value	Value

Transportation—0.4%
World Kinect Corp. 3.250%, 7/1/28	$ 1,350	$ 1,545
Total Convertible Bonds and Notes (Identified Cost $254,978)		282,332

Corporate Bonds and Notes—58.8%
Aerospace & Defense—3.5%
AAR Escrow Issuer LLC 144A 6.750%, 3/15/29(1)	2,185	2,234
Bombardier, Inc. 144A 7.500%, 2/1/29(1)(2)	2,865	2,982
TransDigm, Inc. 144A 7.125%, 12/1/31(1)	4,770	4,925
Triumph Group, Inc. 144A 9.000%, 3/15/28(1)	2,114	2,216
		12,357

Auto Components—0.3%
Goodyear Tire & Rubber Co. (The) 5.250%, 7/15/31(2)	1,295	1,187
Automotive Parts & Equipment—1.9%
Adient Global Holdings Ltd. 144A 8.250%, 4/15/31(1)(2)	1,605	1,665
American Axle & Manufacturing, Inc. 6.875%, 7/1/28(2)	1,155	1,148
Clarios Global LP 144A 8.500%, 5/15/27(1)	2,460	2,472
Tenneco, Inc. 144A 8.000%, 11/17/28(1)	1,595	1,523
		6,808

Building Materials—2.0%
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(1)(2)	2,820	2,856
Quikrete Holdings, Inc. 144A 6.750%, 3/1/33(1)	2,020	2,025
Summit Materials LLC 144A 7.250%, 1/15/31(1)	2,140	2,309
		7,190

Chemicals—1.0%
Chemours Co. (The) 144A 8.000%, 1/15/33(1)	1,705	1,691
Tronox, Inc. 144A 4.625%, 3/15/29(1)(2)	1,900	1,721
		3,412

Commercial Services—2.7%
Avis Budget Car Rental LLC 144A 8.000%, 2/15/31(1)(2)	2,875	2,973
EquipmentShare.com, Inc. 144A 8.625%, 5/15/32(1)	2,995	3,192

See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Par Value	Value

Commercial Services—continued
Shift4 Payments LLC 144A 6.750%, 8/15/32(1)	$ 3,380	$ 3,471
		9,636

Computers—1.7%
McAfee Corp. 144A 7.375%, 2/15/30(1)	2,530	2,492
Seagate HDD Cayman 8.500%, 7/15/31	3,145	3,367
		5,859

Containers & Packaging—0.9%
Mauser Packaging Solutions Holding Co. 144A 7.875%, 4/15/27(1)	1,810	1,844
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(1)	1,165	1,166
		3,010

Diversified REITS—1.3%
Iron Mountain, Inc.
144A 7.000%, 2/15/29(1)	2,840	2,921
144A 6.250%, 1/15/33(1)	1,725	1,728
		4,649

Electronic Equipment, Instruments & Components—0.8%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)	2,785	2,838
Electronics—0.5%
Coherent Corp. 144A 5.000%, 12/15/29(1)	1,780	1,713
Entertainment—3.3%
Caesars Entertainment, Inc. 144A 6.000%, 10/15/32(1)(2)	3,600	3,501
Churchill Downs, Inc. 144A 6.750%, 5/1/31(1)	2,230	2,268
Light & Wonder International, Inc. 144A 7.000%, 5/15/28(1)	2,800	2,812
Lions Gate Capital Holdings 1, Inc. 144A 5.500%, 4/15/29(1)	1,455	1,299
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)	1,765	1,706
		11,586

Environmental Services—1.3%
GFL Environmental, Inc. 144A 6.750%, 1/15/31(1)	2,630	2,729
Waste Pro USA, Inc. 144A 7.000%, 2/1/33(1)	1,735	1,754
		4,483

Financial Services—4.3%
Nationstar Mortgage Holdings, Inc.
144A 5.500%, 8/15/28(1)	1,160	1,139
144A 7.125%, 2/1/32(1)	4,520	4,659
	Par Value	Value

Financial Services—continued
Navient Corp. 9.375%, 7/25/30	$ 1,475	$ 1,606
OneMain Finance Corp. 9.000%, 1/15/29	3,190	3,388
PennyMac Financial Services, Inc. 144A 7.875%, 12/15/29(1)	2,330	2,440
PRA Group, Inc. 144A 8.375%, 2/1/28(1)	1,545	1,592
Synchrony Financial 7.250%, 2/2/33	525	549
		15,373

Food & Beverage—1.5%
Performance Food Group, Inc. 144A 6.125%, 9/15/32(1)	2,320	2,325
Post Holdings, Inc. 144A 6.375%, 3/1/33(1)	2,870	2,827
		5,152

Healthcare-Products—0.9%
Medline Borrower LP 144A 5.250%, 10/1/29(1)	3,285	3,183
Healthcare-Services—1.9%
Concentra Escrow Issuer Corp. 144A 6.875%, 7/15/32(1)	2,195	2,270
Tenet Healthcare Corp. 6.125%, 10/1/28	4,550	4,552
		6,822

Hotel & Resort REITs—0.3%
Park Intermediate Holdings LLC 144A 5.875%, 10/1/28(1)	1,165	1,152
Insurance—0.8%
Panther Escrow Issuer LLC 144A 7.125%, 6/1/31(1)	2,930	3,000
Internet—1.0%
Gen Digital, Inc. 144A 7.125%, 9/30/30(1)(2)	3,330	3,426
Investment Companies—0.8%
Compass Group Diversified Holdings LLC 144A 5.250%, 4/15/29(1)	3,085	2,986
Iron & Steel—0.6%
Cleveland-Cliffs, Inc. 144A 7.000%, 3/15/32(1)(2)	2,280	2,274
Leisure Time—2.6%
Amer Sports Co. 144A 6.750%, 2/16/31(1)	2,220	2,280
Carnival Corp. 144A 10.500%, 6/1/30(1)	2,180	2,329
NCL Corp., Ltd. 144A 6.750%, 2/1/32(1)	2,220	2,255

See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Par Value	Value

Leisure Time—continued
Royal Caribbean Cruises Ltd. 144A 6.250%, 3/15/32(1)	$ 2,235	$ 2,274
		9,138

Lodging—0.8%
Hilton Grand Vacations Borrower LLC 144A 5.000%, 6/1/29(1)	1,250	1,191
Station Casinos LLC 144A 6.625%, 3/15/32(1)	1,655	1,664
		2,855

Machinery-Diversified—0.9%
Chart Industries, Inc. 144A 7.500%, 1/1/30(1)	3,200	3,343
Media—4.8%
CCO Holdings LLC
144A 6.375%, 9/1/29(1)	1,700	1,701
144A 7.375%, 3/1/31(1)(2)	2,295	2,350
Gray Media, Inc. 144A 7.000%, 5/15/27(1)	3,100	3,035
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)	2,120	2,091
Sirius XM Radio LLC 144A 5.500%, 7/1/29(1)	3,480	3,389
TEGNA, Inc. 5.000%, 9/15/29	2,435	2,288
Virgin Media Secured Finance plc 144A 5.500%, 5/15/29(1)	2,425	2,322
		17,176

Mining—1.0%
Arsenal AIC Parent LLC 144A 8.000%, 10/1/30(1)	1,620	1,684
Hudbay Minerals, Inc. 144A 6.125%, 4/1/29(1)	1,720	1,724
		3,408

Oil, Gas & Consumable Fuels—5.9%
CITGO Petroleum Corp. 144A 8.375%, 1/15/29(1)	1,715	1,772
Civitas Resources, Inc. 144A 8.750%, 7/1/31(1)	2,825	2,979
CNX Resources Corp. 144A 7.375%, 1/15/31(1)(2)	2,335	2,396
Northern Oil & Gas, Inc. 144A 8.750%, 6/15/31(1)	1,650	1,730
Permian Resources Operating LLC 144A 6.250%, 2/1/33(1)	2,310	2,316
SM Energy Co. 144A 7.000%, 8/1/32(1)	2,275	2,272
Transocean Titan Financing Ltd. 144A 8.375%, 2/1/28(1)	2,390	2,449
USA Compression Partners LP 6.875%, 9/1/27	2,285	2,299
	Par Value	Value

Oil, Gas & Consumable Fuels—continued
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)	$ 2,710	$ 2,811
		21,024

Paper & Forest Products—0.4%
Mercer International, Inc. 144A 5.125%, 2/1/29(1)	1,470	1,304
Pharmaceuticals—0.9%
Organon & Co. 144A 7.875%, 5/15/34(1)(2)	3,210	3,273
Pipelines—0.5%
NGL Energy Operating LLC 144A 8.375%, 2/15/32(1)	1,745	1,795
Retail—2.9%
Bath & Body Works, Inc. 144A 6.625%, 10/1/30(1)	1,175	1,196
Beacon Roofing Supply, Inc. 144A 6.500%, 8/1/30(1)	1,975	2,037
Group 1 Automotive, Inc. 144A 6.375%, 1/15/30(1)	2,330	2,368
New Red Finance, Inc. 144A 6.125%, 6/15/29(1)	2,265	2,296
Patrick Industries, Inc. 144A 6.375%, 11/1/32(1)	2,300	2,268
		10,165

Semiconductors—1.0%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)	1,695	1,698
Entegris, Inc. 144A 5.950%, 6/15/30(1)	1,875	1,869
		3,567

Software—1.0%
Central Parent LLC 144A 8.000%, 6/15/29(1)	1,690	1,637
UKG, Inc. 144A 6.875%, 2/1/31(1)	1,990	2,032
		3,669

Telecommunications—0.8%
Frontier Communications Holdings LLC 144A 8.750%, 5/15/30(1)	2,845	3,006
Transportation—2.0%
Fortress Transportation & Infrastructure Investors LLC 144A 7.875%, 12/1/30(1)	3,705	3,865
XPO, Inc. 144A 7.125%, 6/1/31(1)	3,150	3,255
		7,120
Total Corporate Bonds and Notes (Identified Cost $204,871)		208,939

See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Shares	Value
Convertible Preferred Stocks—10.2%
Aerospace & Defense—2.6%
Boeing Co. (The), 6.000%	156,900	$ 9,412
Banks—2.7%
Wells Fargo & Co. Series L, 7.500%	8,130	9,666
Capital Markets—0.9%
Ares Management Corp. Series B, 6.750%	51,690	3,137
Chemicals—0.4%
Albemarle Corp., 7.250%	36,800	1,491
Electric Utilities—0.7%
NextEra Energy, Inc., 6.926%(2)	58,210	2,415
Financial Services—0.8%
Apollo Global Management, Inc., 6.750%	29,945	2,667
Healthcare Providers & Services—0.7%
BrightSpring Health Services, Inc., 6.750%	29,210	2,423
Machinery—0.3%
Chart Industries, Inc. Series B, 6.750%	15,765	1,226
Software—0.2%
MicroStrategy, Inc., 8.000%	9,075	735
Technology Hardware, Storage & Peripherals—0.9%
Hewlett Packard Enterprise Co., 7.625%	52,880	3,233
Total Convertible Preferred Stocks (Identified Cost $27,569)		36,405

Preferred Stock—0.1%
Entertainment—0.1%
LiveStyle, Inc. Series B(4)(5)(6)	4,196	419
Total Preferred Stock (Identified Cost $411)		419

Common Stocks—0.1%
Banks—0.1%
CCF Holdings LLC(4)(5)	7,808,320	391
CCF Holdings LLC Class M(4)(5)	879,959	44
		435

Consumer Finance—0.0%
Erickson, Inc.(4)(5)	8,295	—
Entertainment—0.0%
LiveStyle, Inc. (4)(5)(6)	90,407	—
Total Common Stocks (Identified Cost $30,173)		435

	Shares	Value

Warrant—0.0%
Banks—0.0%
CCF Holdings LLC, 3/25/26(4)(5)	1,455,681	$ 29
Total Warrant (Identified Cost $—)		29

Total Long-Term Investments—148.6% (Identified Cost $518,002)		528,559

Short-Term Investment—4.4%
Money Market Mutual Fund—4.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.262%)(7)	15,542,625	15,543
Total Short-Term Investment (Identified Cost $15,543)		15,543

Securities Lending Collateral—2.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.264%)(7)(8)	9,998,987	9,999
Total Securities Lending Collateral (Identified Cost $9,999)		9,999

TOTAL INVESTMENTS—155.8% (Identified Cost $543,544)		$ 554,101
Other assets and liabilities, net—(27.7)%		(98,565)
Cumulative Preferred Shares—(28.1)%		(100,000)
NET ASSETS—100.0%		$ 355,536

Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
OPM	Option Pricing Model
plc	Public Limited Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2025, these securities amounted to a value of $314,486 or 88.5% of net assets.
(2)	All or a portion of security is on loan pursuant to the Liquidity Facility and/or securities lending.
(3)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(4)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(5)	Non-income producing.
(6)	Security is restricted from resale.
(7)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(8)	Represents security purchased with cash collateral received for securities on loan.
For information regarding the abbreviations, see the Key Investment Terms starting on page 16.
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
Country Weightings (Unaudited)†
United States	89%
Cayman Islands	3
Canada	3
Bermuda	2
Liberia	1
Panama	1
United Kingdom	1
Total	100%
† % of total investments as of January 31, 2025.
The following table summarizes the value of the Fund’s investments as of January 31, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$282,332	$ —	$282,332	$ —
Corporate Bonds and Notes	208,939	—	208,939	—
Equity Securities:
Convertible Preferred Stocks	36,405	36,405	—	—
Preferred Stock	419	—	—	419
Common Stocks	435	—	—	435 (1)
Warrant	29	—	—	29
Money Market Mutual Fund	15,543	15,543	—	—
Securities Lending Collateral	9,999	9,999	—	—
Total Investments	$554,101	$61,947	$491,271	$883

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at January 31, 2025.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Preferred Stock	Common stocks	Warrant	Convertible Bonds and Notes
Investments in Securities
Balance as of January 31, 2024:	$ 3,570	$ 419	$ 127 (a)	$ —(a)	$ 3,024
Net realized gain (loss)	(3,169)	—	—	(3,080)	(89)
Net change in unrealized appreciation (depreciation)(b)	3,481	—	308	3,109	64
Purchases	242	—	—	—	242
Sales (c)	(3,241)	—	—	— (d)	(3,241)
Balance as of January 31, 2025	$ 883	$ 419	$ 435 (a)	$ 29	$ —
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The net change in unrealized appreciation (depreciation) on investments still held at January 31, 2025, was $336.
(c) Includes paydowns on securities.
(d) Amount is less than $500 (not in thousands).
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2025:
Investments in Securities – Assets	Ending Balance at January 31, 2025	Valuation Technique Used	Unobservable Inputs	Input Values	Impact to Valuation from an Increase in Unobservable Inputs(a)
Preferred Stock:
LiveStyle, Inc.Series B	$419	Discounted cash flows liquidation approach	Discount rate	21.61% (21.34% - 21.85%)	Decrease

Common Stocks:
CCF Holdings LLC	$391	OPM and Last transaction	Volatility	42.94% (39.10% - 55.90%)	Increase

CCF Holdings LLCClass M	$ 44	OPM and Last transaction	Volatility	42.94% (39.10% - 55.90%)	Increase

Warrant:
CCF Holdings LLC	$ 29	Black-Scholes Model	Volatility	42.94% (39.10% - 55.90%)	Increase

(a) A significant change in unobservable inputs could result in a significantly higher or lower fair value.
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS
January 31, 2025
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—83.6%
Aerospace & Defense—0.6%
Rocket Lab USA, Inc. 144A 4.250%, 2/1/29(1)	$ 285	$ 1,633
Auto Manufacturers—1.6%
Rivian Automotive, Inc.
4.625%, 3/15/29	2,020	2,005
3.625%, 10/15/30	2,420	2,155
		4,160

Biotechnology—5.2%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27	2,850	3,266
Bridgebio Pharma, Inc. 2.500%, 3/15/27	1,520	1,726
Halozyme Therapeutics, Inc. 0.250%, 3/1/27	2,675	2,690
Insmed, Inc. 0.750%, 6/1/28	965	2,312
PTC Therapeutics, Inc. 1.500%, 9/15/26	1,175	1,322
Sarepta Therapeutics, Inc. 1.250%, 9/15/27	1,160	1,242
Travere Therapeutics, Inc. 2.250%, 3/1/29	1,325	1,344
		13,902

Commercial Services—2.9%
Affirm Holdings, Inc. 144A 0.750%, 12/15/29(1)(2)	2,305	2,253
Global Payments, Inc. 144A 1.500%, 3/1/31(1)	2,530	2,477
Shift4 Payments, Inc. 0.500%, 8/1/27	2,665	3,121
		7,851

Computers—4.2%
Lumentum Holdings, Inc. 0.500%, 12/15/26	3,365	3,771
PAR Technology Corp. 1.500%, 10/15/27	1,860	2,167
Seagate HDD Cayman 3.500%, 6/1/28	1,650	2,129
Western Digital Corp. 3.000%, 11/15/28	1,430	2,013
Zscaler, Inc. 0.125%, 7/1/25	815	1,112
		11,192

Diversified REITS—1.1%
Digital Realty Trust LP 144A 1.875%, 11/15/29(1)	2,855	2,882
Electric Utilities—5.5%
NextEra Energy Capital Holdings, Inc. 144A 3.000%, 3/1/27(1)	3,250	3,749
NRG Energy, Inc. 2.750%, 6/1/48	385	960
	Par Value	Value

Electric Utilities—continued
PG&E Corp. 4.250%, 12/1/27	$ 5,675	$ 5,774
Southern Co. (The) 3.875%, 12/15/25	4,130	4,357
		14,840

Electronics—2.0%
Advanced Energy Industries, Inc. 2.500%, 9/15/28	1,680	1,842
Itron, Inc. 144A 1.375%, 7/15/30(1)	575	599
OSI Systems, Inc. 144A 2.250%, 8/1/29(1)	2,475	2,960
		5,401

Energy-Alternate Sources—0.1%
Sunrun, Inc. 144A 4.000%, 3/1/30(1)	405	352
Engineering & Construction—1.5%
Fluor Corp. 1.125%, 8/15/29(2)	1,090	1,355
Granite Construction, Inc. 144A 3.250%, 6/15/30(1)(2)	2,125	2,795
		4,150

Entertainment—3.2%
Cinemark Holdings, Inc. 4.500%, 8/15/25	410	823
IMAX Corp. 0.500%, 4/1/26	1,905	1,976
Live Nation Entertainment, Inc. 144A 2.875%, 1/15/30(1)	5,680	5,913
		8,712

Financial Services—4.7%
Coinbase Global, Inc. 0.500%, 6/1/26	3,405	3,780
Encore Capital Group, Inc. 4.000%, 3/15/29	1,520	1,572
Galaxy Digital Holdings LP 144A 2.500%, 12/1/29(1)	2,280	2,487
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	2,475	2,628
Upstart Holdings, Inc. 144A 1.000%, 11/15/30(1)	2,110	2,090
		12,557

Health Care REITs—2.4%
Welltower OP LLC 144A 3.125%, 7/15/29(1)	5,405	6,451
Healthcare-Products—5.7%
Alphatec Holdings, Inc. 0.750%, 8/1/26	1,390	1,412
Envista Holdings Corp. 2.375%, 6/1/25	1,270	1,372
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Par Value	Value

Healthcare-Products—continued
Exact Sciences Corp. 144A 1.750%, 4/15/31(1)	$ 2,320	$ 2,172
Insulet Corp. 0.375%, 9/1/26	1,920	2,543
iRhythm Technologies, Inc. 144A 1.500%, 9/1/29(1)(2)	2,090	2,198
Lantheus Holdings, Inc. 2.625%, 12/15/27	270	366
LeMaitre Vascular, Inc. 144A 2.500%, 2/1/30(1)	1,355	1,437
Merit Medical Systems, Inc. 144A 3.000%, 2/1/29(1)	1,540	2,131
Repligen Corp. 1.000%, 12/15/28	1,025	1,108
Tandem Diabetes Care, Inc. 144A 1.500%, 3/15/29(1)	405	534
		15,273

Industrial REITs—0.4%
Rexford Industrial Realty LP 144A 4.375%, 3/15/27(1)	1,190	1,181
Internet—9.0%
Alibaba Group Holding Ltd. 144A 0.500%, 6/1/31(1)	915	1,069
Booking Holdings, Inc. 0.750%, 5/1/25	795	2,003
Magnite, Inc. 0.250%, 3/15/26	1,375	1,286
Palo Alto Networks, Inc. 0.375%, 6/1/25(2)	355	1,316
Q2 Holdings, Inc. 0.750%, 6/1/26	1,740	2,076
Sea Ltd. 2.375%, 12/1/25	1,430	1,996
Shopify, Inc. 0.125%, 11/1/25	1,990	2,082
Snap, Inc. 0.750%, 8/1/26	1,625	1,598
Trip.com Group Ltd. 144A 0.750%, 6/15/29(1)	2,120	2,657
Uber Technologies, Inc. 0.000%, 12/15/25(3)	3,835	3,990
Wayfair, Inc.
1.000%, 8/15/26	1,315	1,211
3.250%, 9/15/27	1,120	1,247
Zillow Group, Inc. 2.750%, 5/15/25(2)	1,165	1,454
		23,985

Investment Companies—1.0%
IREN Ltd. 144A 3.250%, 6/15/30(1)(2)	1,445	1,362
MARA Holdings, Inc. 144A 0.000%, 6/1/31(1)	1,680	1,423
		2,785

	Par Value	Value

Iron & Steel—0.5%
United States Steel Corp. 5.000%, 11/1/26	$ 465	$ 1,288
Leisure Time—3.5%
Carnival Corp. 5.750%, 12/1/27	670	1,471
NCL Corp., Ltd.
5.375%, 8/1/25	560	868
1.125%, 2/15/27	2,865	3,114
Peloton Interactive, Inc. 144A 5.500%, 12/1/29(1)	395	777
Royal Caribbean Cruises Ltd. 6.000%, 8/15/25	570	3,047
		9,277

Machinery-Construction & Mining—0.6%
Bloom Energy Corp. 144A 3.000%, 6/1/29(1)(2)	1,075	1,479
Machinery-Diversified—0.5%
Middleby Corp. (The) 1.000%, 9/1/25	990	1,330
Media—1.6%
Liberty Broadband Corp.
144A 3.125%, 3/31/53(1)	1,300	1,286
144A 3.125%, 6/30/54(1)	1,385	1,530
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27	1,260	1,588
		4,404

Metal Fabricate/Hardware—0.9%
Xometry, Inc. 1.000%, 2/1/27(2)	2,320	2,305
Mining—1.0%
MP Materials Corp. 144A 3.000%, 3/1/30(1)	2,115	2,698
Miscellaneous Manufacturing—0.7%
Axon Enterprise, Inc. 0.500%, 12/15/27	655	1,870
Oil, Gas & Consumable Fuels—0.5%
UGI Corp. 144A 5.000%, 6/1/28(1)	1,190	1,437
Passenger Airlines—1.6%
American Airlines Group, Inc. 6.500%, 7/1/25	3,145	3,581
JetBlue Airways Corp. 144A 2.500%, 9/1/29(1)	500	636
		4,217

Retail—2.6%
Burlington Stores, Inc. 1.250%, 12/15/27	1,955	2,917

See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Par Value	Value

Retail—continued
Freshpet, Inc. 3.000%, 4/1/28	$ 930	$ 2,206
Shake Shack, Inc. 0.000%, 3/1/28	1,850	1,833
		6,956

Retail REIT—0.5%
Federal Realty OP LP 144A 3.250%, 1/15/29(1)	1,265	1,285
Semiconductors—2.7%
MACOM Technology Solutions Holdings, Inc. 144A 0.000%, 12/15/29(1)(3)	1,560	1,577
ON Semiconductor Corp. 0.500%, 3/1/29	1,895	1,702
Semtech Corp. 1.625%, 11/1/27	765	1,448
Synaptics, Inc. 144A 0.750%, 12/1/31(1)	1,555	1,684
Wolfspeed, Inc. 0.250%, 2/15/28	2,000	922
		7,333

Software—14.1%
Akamai Technologies, Inc. 0.125%, 5/1/25	1,520	1,649
Alignment Healthcare, Inc. 144A 4.250%, 11/15/29(1)(2)	2,080	2,672
BILL Holdings, Inc. 144A 0.000%, 4/1/30(1)	2,985	3,186
Cloudflare, Inc. 0.000%, 8/15/26(3)	2,935	3,022
Datadog, Inc. 144A 0.000%, 12/1/29(1)(3)	4,155	4,068
Guidewire Software, Inc. 144A 1.250%, 11/1/29(1)	2,885	3,123
HubSpot, Inc. 0.375%, 6/1/25	855	2,351
MicroStrategy, Inc.
144A 0.000%, 12/1/29(1)(3)	5,555	4,822
144A 0.875%, 3/15/31(1)	1,215	1,977
Nutanix, Inc. 144A 0.500%, 12/15/29(1)	2,925	3,039
Snowflake, Inc. 144A 0.000%, 10/1/29(1)	3,450	4,576
Tyler Technologies, Inc. 0.250%, 3/15/26	1,020	1,276
Vertex, Inc. 144A 0.750%, 5/1/29(1)	1,180	1,989
		37,750

Telecommunications—0.7%
Applied Digital Corp. 144A 2.750%, 6/1/30(1)	615	616
EchoStar Corp. 3.875%, 11/30/30	— (4)	— (4)
	Par Value	Value

Telecommunications—continued
Viavi Solutions, Inc. 1.625%, 3/15/26	$ 1,040	$ 1,141
		1,757

Transportation—0.5%
World Kinect Corp. 3.250%, 7/1/28	1,070	1,225
Total Convertible Bonds and Notes (Identified Cost $202,239)		223,918

Corporate Bonds and Notes—56.3%
Aerospace & Defense—3.3%
AAR Escrow Issuer LLC 144A 6.750%, 3/15/29(1)	1,585	1,620
Bombardier, Inc. 144A 7.500%, 2/1/29(1)(2)	2,070	2,154
TransDigm, Inc. 144A 7.125%, 12/1/31(1)	3,450	3,563
Triumph Group, Inc. 144A 9.000%, 3/15/28(1)	1,530	1,604
		8,941

Auto Components—0.3%
Goodyear Tire & Rubber Co. (The) 5.250%, 7/15/31(2)	935	857
Automotive Parts & Equipment—1.8%
Adient Global Holdings Ltd. 144A 8.250%, 4/15/31(1)(2)	1,160	1,203
American Axle & Manufacturing, Inc. 6.875%, 7/1/28(2)	835	830
Clarios Global LP 144A 8.500%, 5/15/27(1)	1,725	1,734
Tenneco, Inc. 144A 8.000%, 11/17/28(1)	1,155	1,102
		4,869

Building Materials—1.9%
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(1)(2)	2,040	2,066
Quikrete Holdings, Inc. 144A 6.750%, 3/1/33(1)	1,460	1,464
Summit Materials LLC 144A 7.250%, 1/15/31(1)	1,525	1,645
		5,175

Chemicals—0.9%
Chemours Co. (The) 144A 8.000%, 1/15/33(1)	1,230	1,220
Tronox, Inc. 144A 4.625%, 3/15/29(1)(2)	1,370	1,241
		2,461

Commercial Services—2.6%
Avis Budget Car Rental LLC 144A 8.000%, 2/15/31(1)(2)	2,075	2,145

See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Par Value	Value

Commercial Services—continued
EquipmentShare.com, Inc. 144A 8.625%, 5/15/32(1)	$ 2,155	$ 2,297
Shift4 Payments LLC 144A 6.750%, 8/15/32(1)	2,445	2,511
		6,953

Computers—1.6%
McAfee Corp. 144A 7.375%, 2/15/30(1)	1,835	1,808
Seagate HDD Cayman 8.500%, 7/15/31	2,275	2,435
		4,243

Containers & Packaging—0.8%
Mauser Packaging Solutions Holding Co. 144A 7.875%, 4/15/27(1)	1,310	1,335
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(1)	840	841
		2,176

Diversified REITS—1.3%
Iron Mountain, Inc.
144A 7.000%, 2/15/29(1)	2,055	2,114
144A 6.250%, 1/15/33(1)	1,250	1,252
		3,366

Electronic Equipment, Instruments & Components—0.8%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)	2,015	2,053
Electronics—0.4%
Coherent Corp. 144A 5.000%, 12/15/29(1)	975	938
Entertainment—3.1%
Caesars Entertainment, Inc. 144A 6.000%, 10/15/32(1)(2)	2,595	2,524
Churchill Downs, Inc. 144A 6.750%, 5/1/31(1)	1,610	1,637
Light & Wonder International, Inc. 144A 7.000%, 5/15/28(1)	2,025	2,034
Lions Gate Capital Holdings 1, Inc. 144A 5.500%, 4/15/29(1)	1,050	938
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)	1,280	1,237
		8,370

Environmental Services—1.2%
GFL Environmental, Inc. 144A 6.750%, 1/15/31(1)	1,920	1,992
Waste Pro USA, Inc. 144A 7.000%, 2/1/33(1)	1,260	1,274
		3,266

Financial Services—4.2%
Nationstar Mortgage Holdings, Inc.
144A 5.500%, 8/15/28(1)	840	825
	Par Value	Value

Financial Services—continued
144A 7.125%, 2/1/32(1)	$ 3,270	$ 3,371
Navient Corp. 9.375%, 7/25/30	1,045	1,138
OneMain Finance Corp. 9.000%, 1/15/29	2,305	2,448
PennyMac Financial Services, Inc. 144A 7.875%, 12/15/29(1)	1,685	1,764
PRA Group, Inc. 144A 8.375%, 2/1/28(1)	1,120	1,154
Synchrony Financial 7.250%, 2/2/33	385	403
		11,103

Food & Beverage—1.4%
Performance Food Group, Inc. 144A 6.125%, 9/15/32(1)	1,690	1,693
Post Holdings, Inc. 144A 6.375%, 3/1/33(1)	2,075	2,044
		3,737

Healthcare-Products—0.9%
Medline Borrower LP 144A 5.250%, 10/1/29(1)	2,375	2,301
Healthcare-Services—1.8%
Concentra Escrow Issuer Corp. 144A 6.875%, 7/15/32(1)	1,585	1,639
Tenet Healthcare Corp. 6.125%, 10/1/28	3,290	3,292
		4,931

Hotel & Resort REITs—0.3%
Park Intermediate Holdings LLC 144A 5.875%, 10/1/28(1)	850	840
Insurance—0.8%
Panther Escrow Issuer LLC 144A 7.125%, 6/1/31(1)	2,120	2,171
Internet—0.9%
Gen Digital, Inc. 144A 7.125%, 9/30/30(1)(2)	2,400	2,469
Investment Companies—0.8%
Compass Group Diversified Holdings LLC 144A 5.250%, 4/15/29(1)	2,230	2,158
Iron & Steel—0.6%
Cleveland-Cliffs, Inc. 144A 7.000%, 3/15/32(1)(2)	1,650	1,646
Leisure Time—2.5%
Amer Sports Co. 144A 6.750%, 2/16/31(1)	1,595	1,638
Carnival Corp. 144A 10.500%, 6/1/30(1)	1,580	1,688
NCL Corp., Ltd. 144A 6.750%, 2/1/32(1)	1,595	1,620

See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Par Value	Value

Leisure Time—continued
Royal Caribbean Cruises Ltd. 144A 6.250%, 3/15/32(1)	$ 1,615	$ 1,643
		6,589

Lodging—0.8%
Hilton Grand Vacations Borrower LLC 144A 5.000%, 6/1/29(1)	905	862
Station Casinos LLC 144A 6.625%, 3/15/32(1)	1,195	1,202
		2,064

Machinery-Diversified—0.9%
Chart Industries, Inc. 144A 7.500%, 1/1/30(1)	2,325	2,429
Media—4.7%
CCO Holdings LLC
144A 6.375%, 9/1/29(1)	1,245	1,246
144A 7.375%, 3/1/31(1)(2)	1,635	1,674
Gray Media, Inc. 144A 7.000%, 5/15/27(1)	2,245	2,198
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)	1,640	1,618
Sirius XM Radio LLC 144A 5.500%, 7/1/29(1)	2,515	2,449
TEGNA, Inc. 5.000%, 9/15/29	1,765	1,658
Virgin Media Secured Finance plc 144A 5.500%, 5/15/29(1)	1,725	1,652
		12,495

Mining—0.9%
Arsenal AIC Parent LLC 144A 8.000%, 10/1/30(1)	1,170	1,216
Hudbay Minerals, Inc. 144A 6.125%, 4/1/29(1)	1,235	1,238
		2,454

Oil, Gas & Consumable Fuels—5.7%
CITGO Petroleum Corp. 144A 8.375%, 1/15/29(1)	1,240	1,281
Civitas Resources, Inc. 144A 8.750%, 7/1/31(1)	2,050	2,162
CNX Resources Corp. 144A 7.375%, 1/15/31(1)(2)	1,715	1,760
Northern Oil & Gas, Inc. 144A 8.750%, 6/15/31(1)	1,195	1,253
Permian Resources Operating LLC 144A 6.250%, 2/1/33(1)	1,670	1,674
SM Energy Co. 144A 7.000%, 8/1/32(1)	1,645	1,643
Transocean Titan Financing Ltd. 144A 8.375%, 2/1/28(1)	1,725	1,768
USA Compression Partners LP 6.875%, 9/1/27	1,750	1,761
	Par Value	Value

Oil, Gas & Consumable Fuels—continued
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)	$ 1,950	$ 2,022
		15,324

Paper & Forest Products—0.4%
Mercer International, Inc. 144A 5.125%, 2/1/29(1)	1,135	1,007
Pharmaceuticals—0.9%
Organon & Co. 144A 7.875%, 5/15/34(1)(2)	2,320	2,365
Pipelines—0.5%
NGL Energy Operating LLC 144A 8.375%, 2/15/32(1)	1,260	1,296
Retail—2.7%
Bath & Body Works, Inc. 144A 6.625%, 10/1/30(1)(2)	855	871
Beacon Roofing Supply, Inc. 144A 6.500%, 8/1/30(1)	1,430	1,475
Group 1 Automotive, Inc. 144A 6.375%, 1/15/30(1)	1,675	1,702
New Red Finance, Inc. 144A 6.125%, 6/15/29(1)	1,635	1,657
Patrick Industries, Inc. 144A 6.375%, 11/1/32(1)	1,650	1,627
		7,332

Semiconductors—0.9%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)	1,225	1,228
Entegris, Inc. 144A 5.950%, 6/15/30(1)	1,230	1,226
		2,454

Software—1.0%
Central Parent LLC 144A 8.000%, 6/15/29(1)	1,220	1,182
UKG, Inc. 144A 6.875%, 2/1/31(1)	1,430	1,460
		2,642

Telecommunications—0.8%
EchoStar Corp. 6.750%, 11/30/30	— (4)	— (4)
Frontier Communications Holdings LLC 144A 8.750%, 5/15/30(1)	2,050	2,166
		2,166

Transportation—1.9%
Fortress Transportation & Infrastructure Investors LLC 144A 7.875%, 12/1/30(1)	2,680	2,796

See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Par Value	Value

Transportation—continued
XPO, Inc. 144A 7.125%, 6/1/31(1)	$ 2,280	$ 2,356
		5,152
Total Corporate Bonds and Notes (Identified Cost $147,926)		150,793

	Shares
Convertible Preferred Stocks—10.8%
Aerospace & Defense—2.8%
Boeing Co. (The), 6.000%	124,415	7,464
Banks—2.9%
Wells Fargo & Co. Series L, 7.500%	6,440	7,656
Capital Markets—0.9%
Ares Management Corp. Series B, 6.750%	40,990	2,488
Chemicals—0.4%
Albemarle Corp., 7.250%	29,150	1,181
Electric Utilities—0.7%
NextEra Energy, Inc., 6.926%(2)	46,115	1,913
Financial Services—0.8%
Apollo Global Management, Inc., 6.750%	23,755	2,116
Healthcare Providers & Services—0.7%
BrightSpring Health Services, Inc., 6.750%	23,150	1,920
Machinery—0.4%
Chart Industries, Inc. Series B, 6.750%	12,500	972
Software—0.2%
MicroStrategy, Inc., 8.000%	7,200	583
Technology Hardware, Storage & Peripherals—1.0%
Hewlett Packard Enterprise Co., 7.625%	41,955	2,565
Total Convertible Preferred Stocks (Identified Cost $21,862)		28,858

Preferred Stock—0.1%
Entertainment—0.1%
LiveStyle, Inc. Series B(5)(6)(7)	4,196	420
Total Preferred Stock (Identified Cost $411)		420

Common Stocks—0.1%
Banks—0.1%
CCF Holdings LLC(5)(6)	6,367,079	318
CCF Holdings LLC Class M(5)(6)	879,959	44
		362

	Shares	Value

Consumer Finance—0.0%
Erickson, Inc.(5)(6)	6,354	$ —
Entertainment—0.0%
LiveStyle, Inc. (5)(6)(7)	90,407	—
Total Common Stocks (Identified Cost $22,668)		362

Warrant—0.0%
Banks—0.0%
CCF Holdings LLC, 3/25/26(5)(6)	1,455,681	29
Total Warrant (Identified Cost $—)		29

Total Long-Term Investments—150.9% (Identified Cost $395,106)		404,380

Short-Term Investment—4.2%
Money Market Mutual Fund—4.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.262%)(8)	11,242,627	11,243
Total Short-Term Investment (Identified Cost $11,243)		11,243

Securities Lending Collateral—1.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.264%)(8)(9)	3,897,729	3,898
Total Securities Lending Collateral (Identified Cost $3,898)		3,898

TOTAL INVESTMENTS—156.6% (Identified Cost $410,247)		$ 419,521
Other assets and liabilities, net—(15.9)%		(42,617)
Cumulative Preferred Shares—(40.7)%		(109,000)
NET ASSETS—100.0%		$ 267,904

Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
OPM	Option Pricing Model
plc	Public Limited Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2025, these securities amounted to a value of $235,861 or 88.0% of net assets.
(2)	All or a portion of security is on loan pursuant to the Liquidity Facility and/or securities lending.
(3)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(4)	Amount is less than $500 (not in thousands).

For information regarding the abbreviations, see the Key Investment Terms starting on page 16.
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	Non-income producing.
(7)	Security is restricted from resale.
(8)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(9)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	89%
Cayman Islands	4
Canada	3
Bermuda	2
Liberia	1
Panama	1
Total	100%
† % of total investments as of January 31, 2025.
The following table summarizes the value of the Fund’s investments as of January 31, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$223,918	$ —	$223,918	$ —
Corporate Bonds and Notes	150,793	—	150,793	—
Equity Securities:
Convertible Preferred Stocks	28,858	28,858	—	—
Preferred Stock	420	—	—	420
Common Stocks	362	—	—	362 (1)
Warrant	29	—	—	29
Money Market Mutual Fund	11,243	11,243	—	—
Securities Lending Collateral	3,898	3,898	—	—
Total Investments	$419,521	$43,999	$374,711	$811

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at January 31, 2025.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Convertible Bonds and Notes	Preferred Stock	Common Stocks	Warrant
Investments in Securities
Balance as of January 31, 2024:	$ 2,907	$ 2,390	$ 420	$ 97(a)	$ —(a)
Net realized gain (loss)	(2,441)	(70)	—	—	(2,371)
Net change in unrealized appreciation (depreciation)(b)	2,715	50	—	265	2,400
Purchases	190	190	—	—	—
Sales (c)	(2,560)	(2,560)	—	—	— (d)
Balance as of January 31, 2025	$ 811	$ —	$ 420	$ 362 (a)	$ 29
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The net change in unrealized appreciation (depreciation) on investments still held at January 31, 2025, was $294.
(c) Includes paydowns on securities.
(d) Amount is less than $500 (not in thousands).
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2025.
Investments in Securities – Assets	Ending Balance at January 31, 2025	Valuation Technique Used	Unobservable Inputs	Input Values	Impact to Valuation from an Increase in Unobservable Inputs(a)
Preferred Stock:
LiveStyle, Inc.Series B	$420	Discounted cash flows liquidation approach	Discount rate	21.61% (21.34% - 21.85%)	Decrease

Common Stocks:
CCF Holdings LLC	$318	OPM and Last transaction	Volatility	42.94% (39.10% - 55.90%)	Increase

CCF Holdings LLC Class M	$ 44	OPM and Last transaction	Volatility	42.94% (39.10% - 55.90%)	Increase

Warrant:
CCF Holdings LLC	$ 29	Black-Scholes Model	Volatility	42.94% (39.10% - 55.90%)	Increase

(a) A significant change in unobservable inputs could result in a significantly higher or lower fair value.
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS
January 31, 2025
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—69.9%
Aerospace & Defense—0.5%
Rocket Lab USA, Inc. 144A 4.250%, 2/1/29(1)(2)	$ 215	$ 1,232
Auto Manufacturers—1.3%
Rivian Automotive, Inc.
4.625%, 3/15/29(2)	1,520	1,509
3.625%, 10/15/30(2)	1,825	1,625
		3,134

Biotechnology—4.3%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27(2)	2,155	2,470
Bridgebio Pharma, Inc. 2.500%, 3/15/27	1,145	1,300
Halozyme Therapeutics, Inc. 0.250%, 3/1/27(2)	2,010	2,022
Insmed, Inc. 0.750%, 6/1/28(2)	730	1,749
PTC Therapeutics, Inc. 1.500%, 9/15/26(2)	880	990
Sarepta Therapeutics, Inc. 1.250%, 9/15/27	875	937
Travere Therapeutics, Inc. 2.250%, 3/1/29	1,000	1,014
		10,482

Commercial Services—2.4%
Affirm Holdings, Inc. 144A 0.750%, 12/15/29(1)(2)	1,735	1,696
Global Payments, Inc. 144A 1.500%, 3/1/31(1)(2)	1,915	1,875
Shift4 Payments, Inc. 0.500%, 8/1/27(2)	2,005	2,348
		5,919

Computers—3.5%
Lumentum Holdings, Inc. 0.500%, 12/15/26(2)	2,540	2,846
PAR Technology Corp. 1.500%, 10/15/27(2)	1,405	1,637
Seagate HDD Cayman 3.500%, 6/1/28	1,245	1,607
Western Digital Corp. 3.000%, 11/15/28	1,075	1,513
Zscaler, Inc. 0.125%, 7/1/25	615	839
		8,442

Diversified REITS—0.9%
Digital Realty Trust LP 144A 1.875%, 11/15/29(1)(2)	2,155	2,175
Electric Utilities—4.6%
NextEra Energy Capital Holdings, Inc. 144A 3.000%, 3/1/27(1)(2)	2,455	2,832
NRG Energy, Inc. 2.750%, 6/1/48(2)	290	723
	Par Value	Value

Electric Utilities—continued
PG&E Corp. 4.250%, 12/1/27(2)	$ 4,285	$ 4,360
Southern Co. (The) 3.875%, 12/15/25(2)	3,120	3,291
		11,206

Electronics—1.7%
Advanced Energy Industries, Inc. 2.500%, 9/15/28(2)	1,265	1,387
Itron, Inc. 144A 1.375%, 7/15/30(1)(2)	435	453
OSI Systems, Inc. 144A 2.250%, 8/1/29(1)(2)	1,870	2,237
		4,077

Energy-Alternate Sources—0.1%
Sunrun, Inc. 144A 4.000%, 3/1/30(1)	305	265
Engineering & Construction—1.3%
Fluor Corp. 1.125%, 8/15/29(2)	820	1,019
Granite Construction, Inc. 144A 3.250%, 6/15/30(1)(2)	1,600	2,105
		3,124

Entertainment—2.7%
Cinemark Holdings, Inc. 4.500%, 8/15/25(2)	310	622
IMAX Corp. 0.500%, 4/1/26(2)	1,435	1,489
Live Nation Entertainment, Inc. 144A 2.875%, 1/15/30(1)(2)	4,275	4,450
		6,561

Financial Services—3.9%
Coinbase Global, Inc. 0.500%, 6/1/26(2)	2,565	2,847
Encore Capital Group, Inc. 4.000%, 3/15/29(2)	1,155	1,195
Galaxy Digital Holdings LP 144A 2.500%, 12/1/29(1)(2)	1,725	1,881
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	1,880	1,997
Upstart Holdings, Inc. 144A 1.000%, 11/15/30(1)	1,595	1,580
		9,500

Health Care REITs—2.0%
Welltower OP LLC 144A 3.125%, 7/15/29(1)(2)	4,080	4,869
Healthcare-Products—4.8%
Alphatec Holdings, Inc. 0.750%, 8/1/26	1,050	1,066
Envista Holdings Corp. 2.375%, 6/1/25(2)	960	1,037
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Par Value	Value

Healthcare-Products—continued
Exact Sciences Corp. 144A 1.750%, 4/15/31(1)(2)	$ 1,745	$ 1,634
Insulet Corp. 0.375%, 9/1/26(2)	1,450	1,921
iRhythm Technologies, Inc. 144A 1.500%, 9/1/29(1)(2)	1,570	1,651
Lantheus Holdings, Inc. 2.625%, 12/15/27	195	264
LeMaitre Vascular, Inc. 144A 2.500%, 2/1/30(1)(2)	1,020	1,082
Merit Medical Systems, Inc. 144A 3.000%, 2/1/29(1)(2)	1,160	1,606
Repligen Corp. 1.000%, 12/15/28	780	843
Tandem Diabetes Care, Inc. 144A 1.500%, 3/15/29(1)	305	402
		11,506

Industrial REITs—0.4%
Rexford Industrial Realty LP 144A 4.375%, 3/15/27(1)	895	888
Internet—7.5%
Alibaba Group Holding Ltd. 144A 0.500%, 6/1/31(1)(2)	690	806
Booking Holdings, Inc. 0.750%, 5/1/25(2)	595	1,499
Magnite, Inc. 0.250%, 3/15/26(2)	1,040	972
Palo Alto Networks, Inc. 0.375%, 6/1/25(2)	270	1,001
Q2 Holdings, Inc. 0.750%, 6/1/26(2)	1,315	1,569
Sea Ltd. 2.375%, 12/1/25(2)	1,075	1,501
Shopify, Inc. 0.125%, 11/1/25	1,500	1,570
Snap, Inc. 0.750%, 8/1/26(2)	1,225	1,204
Trip.com Group Ltd. 144A 0.750%, 6/15/29(1)	1,590	1,993
Uber Technologies, Inc. 0.000%, 12/15/25(2)	2,910	3,027
Wayfair, Inc.
1.000%, 8/15/26(2)	990	912
3.250%, 9/15/27(2)	845	941
Zillow Group, Inc. 2.750%, 5/15/25(2)	880	1,098
		18,093

Investment Companies—0.9%
IREN Ltd. 144A 3.250%, 6/15/30(1)(2)	1,090	1,027
MARA Holdings, Inc. 144A 0.000%, 6/1/31(1)(2)	1,265	1,072
		2,099

	Par Value	Value

Iron & Steel—0.4%
United States Steel Corp. 5.000%, 11/1/26	$ 350	$ 970
Leisure Time—2.9%
Carnival Corp. 5.750%, 12/1/27(2)	510	1,120
NCL Corp., Ltd.
5.375%, 8/1/25(2)	425	658
1.125%, 2/15/27(2)	2,160	2,348
Peloton Interactive, Inc. 144A 5.500%, 12/1/29(1)(2)	295	580
Royal Caribbean Cruises Ltd. 6.000%, 8/15/25(2)	430	2,299
		7,005

Machinery-Construction & Mining—0.5%
Bloom Energy Corp. 144A 3.000%, 6/1/29(1)(2)	810	1,114
Machinery-Diversified—0.4%
Middleby Corp. (The) 1.000%, 9/1/25	755	1,014
Media—1.4%
Liberty Broadband Corp.
144A 3.125%, 3/31/53(1)(2)	990	980
144A 3.125%, 6/30/54(1)(2)	1,050	1,160
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27(2)	950	1,197
		3,337

Metal Fabricate/Hardware—0.7%
Xometry, Inc. 1.000%, 2/1/27	1,760	1,749
Mining—0.8%
MP Materials Corp. 144A 3.000%, 3/1/30(1)(2)	1,595	2,035
Miscellaneous Manufacturing—0.6%
Axon Enterprise, Inc. 0.500%, 12/15/27(2)	495	1,413
Oil, Gas & Consumable Fuels—0.4%
UGI Corp. 144A 5.000%, 6/1/28(1)	895	1,081
Passenger Airlines—1.3%
American Airlines Group, Inc. 6.500%, 7/1/25(2)	2,375	2,704
JetBlue Airways Corp. 144A 2.500%, 9/1/29(1)(2)	380	483
		3,187

Retail—2.2%
Burlington Stores, Inc. 1.250%, 12/15/27(2)	1,470	2,193

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Par Value	Value

Retail—continued
Freshpet, Inc. 3.000%, 4/1/28(2)	$ 700	$ 1,661
Shake Shack, Inc. 0.000%, 3/1/28	1,395	1,382
		5,236

Retail REIT—0.4%
Federal Realty OP LP 144A 3.250%, 1/15/29(1)(2)	955	970
Semiconductors—2.3%
MACOM Technology Solutions Holdings, Inc. 144A 0.000%, 12/15/29(1)(3)	1,180	1,193
ON Semiconductor Corp. 0.500%, 3/1/29(2)	1,430	1,285
Semtech Corp. 1.625%, 11/1/27(2)	580	1,097
Synaptics, Inc. 144A 0.750%, 12/1/31(1)	1,175	1,273
Wolfspeed, Inc. 0.250%, 2/15/28	1,505	693
		5,541

Software—11.8%
Akamai Technologies, Inc. 0.125%, 5/1/25(2)	1,145	1,242
Alignment Healthcare, Inc. 144A 4.250%, 11/15/29(1)(2)	1,575	2,023
BILL Holdings, Inc. 144A 0.000%, 4/1/30(1)(2)	2,255	2,407
Cloudflare, Inc. 0.000%, 8/15/26(3)	2,215	2,281
Datadog, Inc. 144A 0.000%, 12/1/29(1)(2)(3)	3,125	3,059
Guidewire Software, Inc. 144A 1.250%, 11/1/29(1)(2)	2,180	2,360
HubSpot, Inc. 0.375%, 6/1/25(2)	645	1,773
MicroStrategy, Inc.
144A 0.000%, 12/1/29(1)(2)(3)	4,180	3,629
144A 0.875%, 3/15/31(1)(2)	915	1,489
Nutanix, Inc. 144A 0.500%, 12/15/29(1)(2)	2,210	2,296
Snowflake, Inc. 144A 0.000%, 10/1/29(1)	2,605	3,456
Tyler Technologies, Inc. 0.250%, 3/15/26(2)	765	957
Vertex, Inc. 144A 0.750%, 5/1/29(1)	890	1,500
		28,472

Telecommunications—0.6%
Applied Digital Corp. 144A 2.750%, 6/1/30(1)(2)	460	461
Viavi Solutions, Inc. 1.625%, 3/15/26	790	867
		1,328

	Par Value	Value

Transportation—0.4%
World Kinect Corp. 3.250%, 7/1/28	$ 810	$ 927
Total Convertible Bonds and Notes (Identified Cost $159,622)		168,951

Corporate Bonds and Notes—23.1%
Aerospace & Defense—1.4%
AAR Escrow Issuer LLC 144A 6.750%, 3/15/29(1)(2)	870	889
Bombardier, Inc. 144A 7.500%, 2/1/29(1)(2)	885	921
TransDigm, Inc.
144A 7.125%, 12/1/31(1)(2)	875	904
144A 6.000%, 1/15/33(1)	15	15
Triumph Group, Inc. 144A 9.000%, 3/15/28(1)(2)	571	598
		3,327

Auto Components—0.4%
Goodyear Tire & Rubber Co. (The)
5.250%, 4/30/31(2)	265	242
5.250%, 7/15/31(2)	675	619
		861

Automotive Parts & Equipment—0.9%
Adient Global Holdings Ltd. 144A 8.250%, 4/15/31(1)(2)	425	441
American Axle & Manufacturing, Inc. 6.875%, 7/1/28(2)	760	756
Clarios Global LP 144A 8.500%, 5/15/27(1)(2)	645	648
Tenneco, Inc. 144A 8.000%, 11/17/28(1)(2)	320	305
		2,150

Building Materials—1.0%
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(1)(2)	1,195	1,210
Quikrete Holdings, Inc. 144A 6.750%, 3/1/33(1)	535	537
Summit Materials LLC 144A 7.250%, 1/15/31(1)(2)	550	593
		2,340

Chemicals—0.4%
Chemours Co. (The) 144A 8.000%, 1/15/33(1)(2)	455	451
Tronox, Inc. 144A 4.625%, 3/15/29(1)(2)	665	602
		1,053

Commercial Services—1.1%
Avis Budget Car Rental LLC 144A 8.000%, 2/15/31(1)(2)	910	941
EquipmentShare.com, Inc. 144A 8.625%, 5/15/32(1)(2)	720	767

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Par Value	Value

Commercial Services—continued
Shift4 Payments LLC 144A 6.750%, 8/15/32(1)	$ 900	$ 924
		2,632

Computers—0.7%
McAfee Corp. 144A 7.375%, 2/15/30(1)(2)	840	828
Seagate HDD Cayman 8.500%, 7/15/31(2)	845	904
		1,732

Containers & Packaging—0.2%
Mauser Packaging Solutions Holding Co. 144A 7.875%, 4/15/27(1)(2)	340	347
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(1)(2)	215	215
		562

Diversified REITS—0.4%
Iron Mountain, Inc.
144A 7.000%, 2/15/29(1)(2)	585	601
144A 6.250%, 1/15/33(1)(2)	450	451
		1,052

Electronic Equipment, Instruments & Components—0.4%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)(2)	910	927
Electronics—0.2%
Coherent Corp. 144A 5.000%, 12/15/29(1)(2)	400	385
Entertainment—1.2%
Caesars Entertainment, Inc. 144A 6.000%, 10/15/32(1)(2)	950	924
Churchill Downs, Inc. 144A 6.750%, 5/1/31(1)(2)	595	605
Light & Wonder International, Inc. 144A 7.000%, 5/15/28(1)(2)	600	603
Lions Gate Capital Holdings 1, Inc. 144A 5.500%, 4/15/29(1)(2)	385	344
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)(2)	470	454
		2,930

Environmental Services—0.4%
GFL Environmental, Inc. 144A 6.750%, 1/15/31(1)(2)	535	555
Waste Pro USA, Inc. 144A 7.000%, 2/1/33(1)	460	465
		1,020

Financial Services—1.8%
Nationstar Mortgage Holdings, Inc.
144A 5.500%, 8/15/28(1)(2)	290	285
144A 7.125%, 2/1/32(1)(2)	1,100	1,134
	Par Value	Value

Financial Services—continued
Navient Corp. 9.375%, 7/25/30(2)	$ 220	$ 239
OneMain Finance Corp. 9.000%, 1/15/29(2)	860	914
PennyMac Financial Services, Inc. 144A 7.875%, 12/15/29(1)(2)	885	927
PRA Group, Inc. 144A 8.375%, 2/1/28(1)(2)	765	788
Synchrony Financial 7.250%, 2/2/33	140	146
		4,433

Food & Beverage—0.6%
Performance Food Group, Inc. 144A 6.125%, 9/15/32(1)(2)	610	611
Post Holdings, Inc. 144A 6.375%, 3/1/33(1)(2)	760	749
		1,360

Healthcare-Products—0.3%
Medline Borrower LP 144A 5.250%, 10/1/29(1)(2)	625	606
Healthcare-Services—0.7%
Concentra Escrow Issuer Corp. 144A 6.875%, 7/15/32(1)(2)	575	594
Tenet Healthcare Corp. 6.125%, 10/1/28(2)	1,195	1,196
		1,790

Hotel & Resort REITs—0.2%
Park Intermediate Holdings LLC 144A 5.875%, 10/1/28(1)(2)	510	504
Insurance—0.4%
Panther Escrow Issuer LLC 144A 7.125%, 6/1/31(1)(2)	915	937
Internet—0.2%
Gen Digital, Inc. 144A 7.125%, 9/30/30(1)(2)	550	566
Investment Companies—0.2%
Compass Group Diversified Holdings LLC 144A 5.250%, 4/15/29(1)(2)	565	547
Iron & Steel—0.3%
Cleveland-Cliffs, Inc. 144A 7.000%, 3/15/32(1)(2)	600	599
Leisure Time—0.8%
Amer Sports Co. 144A 6.750%, 2/16/31(1)(2)	455	467
Carnival Corp. 144A 10.500%, 6/1/30(1)(2)	405	433
NCL Corp., Ltd. 144A 6.750%, 2/1/32(1)	590	599

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Par Value	Value

Leisure Time—continued
Royal Caribbean Cruises Ltd. 144A 6.250%, 3/15/32(1)(2)	$ 385	$ 392
		1,891

Lodging—0.5%
Hilton Grand Vacations Borrower LLC 144A 5.000%, 6/1/29(1)(2)	480	457
Station Casinos LLC 144A 6.625%, 3/15/32(1)(2)	765	770
		1,227

Machinery-Diversified—0.3%
Chart Industries, Inc. 144A 7.500%, 1/1/30(1)(2)	735	768
Media—1.7%
CCO Holdings LLC
144A 6.375%, 9/1/29(1)(2)	215	215
144A 7.375%, 3/1/31(1)(2)	575	589
Gray Media, Inc.
144A 7.000%, 5/15/27(1)(2)	570	558
144A 4.750%, 10/15/30(1)(2)	295	179
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)(2)	640	631
Sirius XM Radio LLC 144A 5.500%, 7/1/29(1)	915	891
TEGNA, Inc. 5.000%, 9/15/29(2)	640	602
Virgin Media Secured Finance plc 144A 5.500%, 5/15/29(1)(2)	565	541
		4,206

Mining—0.5%
Arsenal AIC Parent LLC 144A 8.000%, 10/1/30(1)(2)	720	749
Hudbay Minerals, Inc. 144A 6.125%, 4/1/29(1)(2)	465	466
		1,215

Oil, Gas & Consumable Fuels—2.4%
CITGO Petroleum Corp. 144A 8.375%, 1/15/29(1)(2)	430	444
Civitas Resources, Inc. 144A 8.750%, 7/1/31(1)(2)	850	896
CNX Resources Corp. 144A 7.375%, 1/15/31(1)(2)	750	770
Northern Oil & Gas, Inc. 144A 8.750%, 6/15/31(1)(2)	305	320
Permian Resources Operating LLC 144A 6.250%, 2/1/33(1)(2)	615	616
SM Energy Co. 144A 7.000%, 8/1/32(1)(2)	605	604
Transocean Titan Financing Ltd. 144A 8.375%, 2/1/28(1)(2)	600	615
USA Compression Partners LP 6.875%, 9/1/27(2)	755	760
	Par Value	Value

Oil, Gas & Consumable Fuels—continued
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)(2)	$ 725	$ 752
		5,777

Paper & Forest Products—0.1%
Mercer International, Inc. 144A 5.125%, 2/1/29(1)(2)	300	266
Pharmaceuticals—0.4%
Organon & Co. 144A 7.875%, 5/15/34(1)(2)	845	862
Pipelines—0.3%
NGL Energy Operating LLC 144A 8.375%, 2/15/32(1)(2)	740	761
Retail—1.0%
Bath & Body Works, Inc. 144A 6.625%, 10/1/30(1)(2)	330	336
Beacon Roofing Supply, Inc. 144A 6.500%, 8/1/30(1)(2)	210	217
Group 1 Automotive, Inc. 144A 6.375%, 1/15/30(1)(2)	590	600
New Red Finance, Inc. 144A 6.125%, 6/15/29(1)(2)	605	613
Patrick Industries, Inc. 144A 6.375%, 11/1/32(1)(2)	610	601
		2,367

Semiconductors—0.1%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)(2)	225	225
Software—0.4%
Central Parent LLC 144A 8.000%, 6/15/29(1)(2)	310	300
UKG, Inc. 144A 6.875%, 2/1/31(1)(2)	750	766
		1,066

Telecommunications—0.4%
Frontier Communications Holdings LLC 144A 8.750%, 5/15/30(1)(2)	885	935
Transportation—0.8%
Fortress Transportation & Infrastructure Investors LLC 144A 7.875%, 12/1/30(1)(2)	870	908
XPO, Inc. 144A 7.125%, 6/1/31(1)(2)	890	919
		1,827
Total Corporate Bonds and Notes (Identified Cost $55,018)		55,706

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Shares	Value
Convertible Preferred Stocks—9.0%
Aerospace & Defense—2.3%
Boeing Co. (The), 6.000%(2)	93,705	$ 5,621
Banks—2.4%
Wells Fargo & Co. Series L, 7.500%(2)	4,850	5,766
Capital Markets—0.8%
Ares Management Corp. Series B, 6.750%(2)	30,855	1,873
Chemicals—0.4%
Albemarle Corp., 7.250%(2)	21,890	887
Electric Utilities—0.6%
NextEra Energy, Inc., 6.926%(2)	34,875	1,447
Financial Services—0.6%
Apollo Global Management, Inc., 6.750%(2)	17,940	1,598
Healthcare Providers & Services—0.6%
BrightSpring Health Services, Inc., 6.750%(2)	17,455	1,448
Machinery—0.3%
Chart Industries, Inc. Series B, 6.750%(2)	9,415	732
Software—0.2%
MicroStrategy, Inc., 8.000%	5,460	442
Technology Hardware, Storage & Peripherals—0.8%
Hewlett Packard Enterprise Co., 7.625%(2)	31,670	1,936
Total Convertible Preferred Stocks (Identified Cost $19,802)		21,750

Preferred Stock—0.0%
Entertainment—0.0%
LiveStyle, Inc. Series B(4)(5)(6)	630	63
Total Preferred Stock (Identified Cost $62)		63

Common Stocks—34.6%
Air Freight & Logistics—0.1%
FedEx Corp.	1,195	316
Automobiles—0.7%
Tesla, Inc.(5)(7)	4,015	1,624
Banks—2.2%
Bank of America Corp.	30,435	1,409
CCF Holdings LLC(4)(5)	1,026,972	52
CCF Holdings LLC Class M(4)(5)	219,990	11
Citigroup, Inc.	20,130	1,639
JPMorgan Chase & Co.(7)	7,910	2,114
		5,225

Beverages—0.2%
Coca-Cola Co. (The)	7,035	447
	Shares	Value

Biotechnology—0.7%
AbbVie, Inc.	4,080	$ 751
Regeneron Pharmaceuticals, Inc.(5)	630	424
Vertex Pharmaceuticals, Inc.(5)	1,010	466
		1,641

Broadline Retail—1.8%
Amazon.com, Inc.(5)	18,585	4,417
Capital Markets—1.3%
Intercontinental Exchange, Inc.	1,375	220
KKR & Co., Inc.	6,910	1,154
Moody’s Corp.	1,780	889
Morgan Stanley	6,205	859
		3,122

Chemicals—0.9%
Air Products & Chemicals, Inc.	2,120	711
DuPont de Nemours, Inc.	5,514	424
Ecolab, Inc.	2,500	625
Linde plc	1,235	551
		2,311

Commercial Services & Supplies—0.4%
Cintas Corp.	2,265	454
Waste Management, Inc.	2,555	563
		1,017

Communications Equipment—0.3%
Motorola Solutions, Inc.	1,355	636
Construction & Engineering—0.2%
Quanta Services, Inc.	1,990	612
Consumer Finance—0.5%
Capital One Financial Corp.	2,735	557
Discover Financial Services	3,140	632
		1,189

Consumer Staples Distribution & Retail—1.2%
Costco Wholesale Corp.	965	946
Target Corp.	4,975	686
Walmart, Inc.	13,265	1,302
		2,934

Diversified Telecommunication Services—0.2%
AT&T, Inc.	23,755	564
Electric Utilities—0.5%
Constellation Energy Corp.	1,005	302
Exelon Corp.	23,505	940
		1,242

Electrical Equipment—0.6%
Eaton Corp. plc	1,470	480
Emerson Electric Co.	4,440	577
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Shares	Value

Electrical Equipment—continued
Rockwell Automation, Inc.	1,920	$ 534
		1,591

Entertainment—0.5%
LiveStyle, Inc. (4)(5)(6)	13,574	—
Netflix, Inc.(5)	970	947
Take-Two Interactive Software, Inc.(5)	1,190	221
		1,168

Financial Services—1.3%
Fiserv, Inc.(5)	2,345	506
Mastercard, Inc. Class A(7)	4,245	2,358
PayPal Holdings, Inc.(5)	2,955	262
		3,126

Healthcare Equipment & Supplies—1.0%
Boston Scientific Corp.(5)	10,800	1,106
Intuitive Surgical, Inc.(5)(7)	2,225	1,272
		2,378

Healthcare Providers & Services—1.1%
CVS Health Corp.	7,965	450
McKesson Corp.	1,325	788
UnitedHealth Group, Inc.	2,455	1,332
		2,570

Hotels, Restaurants & Leisure—0.8%
Chipotle Mexican Grill, Inc. Class A(5)	12,735	743
McDonald’s Corp.	1,835	530
Starbucks Corp.	6,230	671
		1,944

Industrial Conglomerates—1.0%
3M Co.	6,795	1,034
General Electric Co.(7)	6,680	1,360
		2,394

Insurance—0.7%
Allstate Corp. (The)	4,290	825
Aon plc Class A	2,405	892
		1,717

Interactive Media & Services—2.9%
Alphabet, Inc. Class A	12,680	2,587
Alphabet, Inc. Class C	6,120	1,258
Meta Platforms, Inc. Class A(7)	4,695	3,236
		7,081

IT Services—0.6%
Accenture plc Class A	1,510	581
Cloudflare, Inc. Class A(5)	2,955	409
GoDaddy, Inc. Class A(5)	1,710	364
		1,354

	Shares	Value

Life Sciences Tools & Services—0.3%
Danaher Corp.	2,815	$ 627
Machinery—0.6%
Deere & Co.	1,255	598
Parker-Hannifin Corp.	1,080	764
		1,362

Oil, Gas & Consumable Fuels—0.2%
Williams Cos., Inc. (The)	7,845	435
Pharmaceuticals—0.2%
Eli Lilly & Co.	660	535
Real Estate Management & Development—0.4%
CBRE Group, Inc. Class A(5)	3,330	482
CoStar Group, Inc.(5)	5,825	446
		928

Semiconductors & Semiconductor Equipment—2.7%
Broadcom, Inc.	2,135	473
KLA Corp.	465	343
Marvell Technology, Inc.	2,713	306
Micron Technology, Inc.	2,410	220
NVIDIA Corp.	38,770	4,655
Texas Instruments, Inc.	2,995	553
		6,550

Software—4.5%
Atlassian Corp. Class A(5)	1,900	583
Autodesk, Inc.(5)	2,145	668
Cadence Design Systems, Inc.(5)	1,784	531
Crowdstrike Holdings, Inc. Class A(5)	2,340	931
Microsoft Corp.(7)	12,114	5,028
Oracle Corp.	3,385	576
Salesforce, Inc.(7)	4,300	1,469
ServiceNow, Inc.(5)	1,015	1,034
		10,820

Specialized REITs—0.5%
American Tower Corp.	2,170	401
Equinix, Inc.	815	745
		1,146

Specialty Retail—1.5%
Chewy, Inc. Class A(5)	12,050	470
Home Depot, Inc. (The)	3,505	1,444
O’Reilly Automotive, Inc.(5)	355	459
TJX Cos., Inc. (The)(7)	8,040	1,003
Ulta Beauty, Inc.(5)(7)	575	237
		3,613

Technology Hardware, Storage & Peripherals—1.9%
Apple, Inc.	20,060	4,734

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Shares	Value

Wireless Telecommunication Services—0.1%
T-Mobile US, Inc.	1,585	$ 369
Total Common Stocks (Identified Cost $75,620)		83,739

Warrant—0.0%
Banks—0.0%
CCF Holdings LLC, 3/25/26(4)(5)	363,920	7
Total Warrant (Identified Cost $—)		7

Total Long-Term Investments—136.6% (Identified Cost $310,124)		330,216

Short-Term Investment—4.5%
Money Market Mutual Fund—4.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.262%)(8)	10,876,169	10,876
Total Short-Term Investment (Identified Cost $10,876)		10,876

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—141.1% (Identified Cost $321,000)		341,092

Written Options—(0.0)%
(See open written options schedule)
Total Written Options (Premiums Received $15)	(19)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—141.1% (Identified Cost $320,985)	$341,073
Other assets and liabilities, net—(41.1)%	(99,282)
NET ASSETS—100.0%	$241,791
Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
plc	Public Limited Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2025, these securities amounted to a value of $124,685 or 51.6% of net assets.
(2)	All or a portion of the security is segregated as collateral for margin loan financing. The value of securities segregated as collateral is $194,366.
(3)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(4)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(5)	Non-income producing.
(6)	Security is restricted from resale.
(7)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $9,161.
(8)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	92%
Cayman Islands	3
Canada	2
Bermuda	1
Liberia	1
Ireland	1
Total	100%
† % of total investments, net of written options, as of January 31, 2025.

For information regarding the abbreviations, see the Key Investment Terms starting on page 16.
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
Open written options contracts as of January 31, 2025 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Apple, Inc.	(100)	$(2,650)	$265.00	02/21/25	$ (2)
Atlassian Corp.	(10)	(360)	360.00	02/21/25	(1)
General Electric Co.	(33)	(726)	220.00	02/21/25	(2)
Intuitive Surgical, Inc.	(15)	(960)	640.00	02/21/25	(—) (3)
JPMorgan Chase & Co.	(20)	(550)	275.00	02/21/25	(4)
Mastercard, Inc.	(15)	(930)	620.00	02/21/25	(—) (3)
Meta Platforms, Inc.	(23)	(1,783)	775.00	02/21/25	(3)
Microsoft Corp.	(64)	(3,008)	470.00	02/21/25	(1)
Salesforce, Inc.	(22)	(814)	370.00	02/21/25	(3)
Tesla, Inc.	(16)	(816)	510.00	02/21/25	(2)
TJX Cos., Inc. (The)	(40)	(520)	130.00	02/21/25	(1)
Ulta Beauty, Inc.	(3)	(138)	460.00	02/21/25	(—) (3)
Total Written Options					$19)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options.
(3)	Amount is less than $500 (not in thousands).
The following table summarizes the value of the Fund’s investments as of January 31, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$168,951	$ —	$168,951	$ —
Corporate Bonds and Notes	55,706	—	55,706	—
Equity Securities:
Convertible Preferred Stocks	21,750	21,750	—	—
Preferred Stock	63	—	—	63
Common Stocks	83,739	83,676	—	63 (1)
Warrant	7	—	—	7
Money Market Mutual Fund	10,876	10,876	—	—
Total Assets	341,092	116,302	224,657	133
Liabilities:
Other Financial Instruments:
Written Options	(19)	(18)	(1)	—
Total Liabilities	(19)	(18)	(1)	—
Total Investments, Net of Written Options	$341,073	$116,284	$224,656	$133

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at January 31, 2025.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Preferred Stock	Common stocks	Warrant	Convertible Bonds and Notes
Investments in Securities
Balance as of January 31, 2024:	$ 1,988	$ 63	$ — (a)	$ — (a)	$ 1,925
Net realized gain (loss)	(110)	—	—	—	(110)
Net change in unrealized appreciation (depreciation)(b)	111	—	63	7	41
Purchases	155	—	—	—	155
Sales (c)	(2,011)	—	—	—	(2,011)
Balance as of January 31, 2025	$ 133	$ 63	$ 63 (a)	$ 7	$ —
(a) Includes internally fair valued securities currently priced at zero ($0).
(b) The net change in unrealized appreciation (depreciation) on investments still held at January 31, 2025, was $70.
(c) Includes paydowns on securities.
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2025:
Investments in Securities – Assets	Ending Balance at January 31, 2025	Valuation Technique Used	Unobservable Inputs	Input Values	Impact to Valuation from an Increase in Unobservable Inputs(a)
Preferred Stock:
LiveStyle, Inc. Series B	$63	Discounted cash flows liquidation approach	Discount rate	21.61% (21.34% - 21.85%)	Decrease

Common Stocks:
CCF Holdings LLC	$52	OPM and Last transaction	Volatility	42.94% (39.1% - 55.9%)	Increase

CCF Holdings LLC Class M	$11	OPM and Last transaction	Volatility	42.94% (39.1% - 55.9%)	Increase

Warrant:
CCF Holdings LLC	$ 7	Black-Scholes Model	Volatility	42.94% (39.1% - 55.9%)	Increase

(a) A significant change in unobservable inputs could result in a significantly higher or lower fair value.
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS
January 31, 2025
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—17.4%
Aerospace & Defense—0.1%
Rocket Lab USA, Inc. 144A 4.250%, 2/1/29(1)	$ 305	$ 1,747
Auto Manufacturers—0.3%
Rivian Automotive, Inc.
4.625%, 3/15/29	2,165	2,148
3.625%, 10/15/30	2,555	2,276
		4,424

Biotechnology—1.1%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27	3,015	3,456
Bridgebio Pharma, Inc. 2.500%, 3/15/27	1,600	1,817
Halozyme Therapeutics, Inc. 0.250%, 3/1/27	2,860	2,876
Insmed, Inc. 0.750%, 6/1/28	1,020	2,444
PTC Therapeutics, Inc. 1.500%, 9/15/26	1,265	1,423
Sarepta Therapeutics, Inc. 1.250%, 9/15/27	1,230	1,317
Travere Therapeutics, Inc. 2.250%, 3/1/29	1,400	1,420
		14,753

Commercial Services—0.6%
Affirm Holdings, Inc. 144A 0.750%, 12/15/29(1)	2,480	2,424
Global Payments, Inc. 144A 1.500%, 3/1/31(1)	2,680	2,624
Shift4 Payments, Inc. 0.500%, 8/1/27	2,865	3,355
		8,403

Computers—0.9%
Lumentum Holdings, Inc. 0.500%, 12/15/26	3,555	3,984
PAR Technology Corp. 1.500%, 10/15/27	1,965	2,289
Seagate HDD Cayman 3.500%, 6/1/28	1,745	2,252
Western Digital Corp. 3.000%, 11/15/28	1,535	2,161
Zscaler, Inc. 0.125%, 7/1/25	870	1,187
		11,873

Diversified REITS—0.2%
Digital Realty Trust LP 144A 1.875%, 11/15/29(1)	3,015	3,044
Electric Utilities—1.2%
NextEra Energy Capital Holdings, Inc. 144A 3.000%, 3/1/27(1)	3,520	4,060
NRG Energy, Inc. 2.750%, 6/1/48	405	1,010
	Par Value	Value

Electric Utilities—continued
PG&E Corp. 4.250%, 12/1/27	$ 6,000	$ 6,105
Southern Co. (The) 3.875%, 12/15/25	4,365	4,605
		15,780

Electronics—0.4%
Advanced Energy Industries, Inc. 2.500%, 9/15/28	1,775	1,946
Itron, Inc. 144A 1.375%, 7/15/30(1)	620	646
OSI Systems, Inc. 144A 2.250%, 8/1/29(1)	2,615	3,128
		5,720

Energy-Alternate Sources—0.0%
Sunrun, Inc. 144A 4.000%, 3/1/30(1)	440	382
Engineering & Construction—0.3%
Fluor Corp. 1.125%, 8/15/29	1,150	1,429
Granite Construction, Inc. 144A 3.250%, 6/15/30(1)	2,280	3,000
		4,429

Entertainment—0.7%
Cinemark Holdings, Inc. 4.500%, 8/15/25	430	863
IMAX Corp. 0.500%, 4/1/26	2,035	2,112
Live Nation Entertainment, Inc. 144A 2.875%, 1/15/30(1)	6,105	6,355
		9,330

Financial Services—1.0%
Coinbase Global, Inc. 0.500%, 6/1/26	3,630	4,029
Encore Capital Group, Inc. 4.000%, 3/15/29	1,625	1,681
Galaxy Digital Holdings LP 144A 2.500%, 12/1/29(1)	2,410	2,628
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	2,630	2,793
Upstart Holdings, Inc. 144A 1.000%, 11/15/30(1)	2,235	2,214
		13,345

Health Care REITs—0.5%
Welltower OP LLC 144A 3.125%, 7/15/29(1)	5,715	6,821
Healthcare-Products—1.2%
Alphatec Holdings, Inc. 0.750%, 8/1/26	1,470	1,493
Envista Holdings Corp. 2.375%, 6/1/25	1,340	1,447
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Par Value	Value

Healthcare-Products—continued
Exact Sciences Corp. 144A 1.750%, 4/15/31(1)	$ 2,455	$ 2,299
Insulet Corp. 0.375%, 9/1/26	2,060	2,728
iRhythm Technologies, Inc. 144A 1.500%, 9/1/29(1)	2,245	2,361
Lantheus Holdings, Inc. 2.625%, 12/15/27	290	393
LeMaitre Vascular, Inc. 144A 2.500%, 2/1/30(1)	1,455	1,543
Merit Medical Systems, Inc. 144A 3.000%, 2/1/29(1)	1,645	2,277
Repligen Corp. 1.000%, 12/15/28	1,095	1,184
Tandem Diabetes Care, Inc. 144A 1.500%, 3/15/29(1)	430	567
		16,292

Industrial REITs—0.1%
Rexford Industrial Realty LP 144A 4.375%, 3/15/27(1)	1,260	1,250
Internet—1.9%
Alibaba Group Holding Ltd. 144A 0.500%, 6/1/31(1)	965	1,128
Booking Holdings, Inc. 0.750%, 5/1/25	850	2,141
Magnite, Inc. 0.250%, 3/15/26	1,470	1,374
Palo Alto Networks, Inc. 0.375%, 6/1/25	375	1,390
Q2 Holdings, Inc. 0.750%, 6/1/26	1,840	2,195
Sea Ltd. 2.375%, 12/1/25	1,505	2,101
Shopify, Inc. 0.125%, 11/1/25	2,145	2,245
Snap, Inc. 0.750%, 8/1/26	1,735	1,706
Trip.com Group Ltd. 144A 0.750%, 6/15/29(1)	2,260	2,833
Uber Technologies, Inc. 0.000%, 12/15/25	4,075	4,239
Wayfair, Inc.
1.000%, 8/15/26	1,410	1,299
3.250%, 9/15/27	1,195	1,330
Zillow Group, Inc. 2.750%, 5/15/25	1,230	1,535
		25,516

Investment Companies—0.2%
IREN Ltd. 144A 3.250%, 6/15/30(1)	1,525	1,437
MARA Holdings, Inc. 144A 0.000%, 6/1/31(1)	1,820	1,542
		2,979

	Par Value	Value

Iron & Steel—0.1%
United States Steel Corp. 5.000%, 11/1/26	$ 490	$ 1,357
Leisure Time—0.7%
Carnival Corp. 5.750%, 12/1/27	710	1,559
NCL Corp., Ltd.
5.375%, 8/1/25	600	930
1.125%, 2/15/27	3,055	3,321
Peloton Interactive, Inc. 144A 5.500%, 12/1/29(1)	425	835
Royal Caribbean Cruises Ltd. 6.000%, 8/15/25	615	3,287
		9,932

Machinery-Construction & Mining—0.1%
Bloom Energy Corp. 144A 3.000%, 6/1/29(1)	1,135	1,561
Machinery-Diversified—0.1%
Middleby Corp. (The) 1.000%, 9/1/25	1,050	1,411
Media—0.4%
Liberty Broadband Corp.
144A 3.125%, 3/31/53(1)	1,385	1,370
144A 3.125%, 6/30/54(1)	1,470	1,624
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27	1,355	1,708
		4,702

Metal Fabricate/Hardware—0.2%
Xometry, Inc. 1.000%, 2/1/27	2,465	2,449
Mining—0.2%
MP Materials Corp. 144A 3.000%, 3/1/30(1)	2,235	2,851
Miscellaneous Manufacturing—0.2%
Axon Enterprise, Inc. 0.500%, 12/15/27	695	1,985
Oil, Gas & Consumable Fuels—0.1%
UGI Corp. 144A 5.000%, 6/1/28(1)	1,275	1,540
Passenger Airlines—0.3%
American Airlines Group, Inc. 6.500%, 7/1/25	3,325	3,785
JetBlue Airways Corp. 144A 2.500%, 9/1/29(1)	540	687
		4,472

Retail—0.5%
Burlington Stores, Inc. 1.250%, 12/15/27	2,095	3,126

See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Par Value	Value

Retail—continued
Freshpet, Inc. 3.000%, 4/1/28	$ 990	$ 2,349
Shake Shack, Inc. 0.000%, 3/1/28	1,955	1,936
		7,411

Retail REIT—0.1%
Federal Realty OP LP 144A 3.250%, 1/15/29(1)	1,335	1,356
Semiconductors—0.6%
MACOM Technology Solutions Holdings, Inc. 144A 0.000%, 12/15/29(1)(2)	1,685	1,703
ON Semiconductor Corp. 0.500%, 3/1/29	2,015	1,810
Semtech Corp. 1.625%, 11/1/27	810	1,533
Synaptics, Inc. 144A 0.750%, 12/1/31(1)	1,645	1,782
Wolfspeed, Inc. 0.250%, 2/15/28	2,135	984
		7,812

Software—2.9%
Akamai Technologies, Inc. 0.125%, 5/1/25	1,635	1,774
Alignment Healthcare, Inc. 144A 4.250%, 11/15/29(1)	2,210	2,839
BILL Holdings, Inc. 144A 0.000%, 4/1/30(1)	3,155	3,368
Cloudflare, Inc. 0.000%, 8/15/26(2)	3,105	3,197
Datadog, Inc. 144A 0.000%, 12/1/29(1)(2)	4,465	4,371
Guidewire Software, Inc. 144A 1.250%, 11/1/29(1)	3,055	3,307
HubSpot, Inc. 0.375%, 6/1/25	920	2,529
MicroStrategy, Inc.
144A 0.000%, 12/1/29(1)(2)	5,950	5,165
144A 0.875%, 3/15/31(1)	1,280	2,083
Nutanix, Inc. 144A 0.500%, 12/15/29(1)	3,090	3,210
Snowflake, Inc. 144A 0.000%, 10/1/29(1)	3,645	4,835
Tyler Technologies, Inc. 0.250%, 3/15/26	1,090	1,364
Vertex, Inc. 144A 0.750%, 5/1/29(1)	1,250	2,107
		40,149

Telecommunications—0.1%
Applied Digital Corp. 144A 2.750%, 6/1/30(1)	650	651
Viavi Solutions, Inc. 1.625%, 3/15/26	1,105	1,213
		1,864

	Par Value	Value

Transportation—0.1%
World Kinect Corp. 3.250%, 7/1/28	$ 1,140	$ 1,305
Total Convertible Bonds and Notes (Identified Cost $224,994)		238,245

	Shares
Convertible Preferred Stocks—2.3%
Aerospace & Defense—0.6%
Boeing Co. (The), 6.000%	131,185	7,870
Banks—0.6%
Wells Fargo & Co. Series L, 7.500%	6,990	8,310
Capital Markets—0.2%
Ares Management Corp. Series B, 6.750%	44,105	2,677
Chemicals—0.1%
Albemarle Corp., 7.250%	31,705	1,285
Electric Utilities—0.2%
NextEra Energy, Inc., 6.926%	50,110	2,079
Financial Services—0.2%
Apollo Global Management, Inc., 6.750%	25,115	2,237
Healthcare Providers & Services—0.1%
BrightSpring Health Services, Inc., 6.750%	24,980	2,072
Machinery—0.1%
Chart Industries, Inc. Series B, 6.750%	13,390	1,041
Software—0.0%
MicroStrategy, Inc., 8.000%	7,645	619
Technology Hardware, Storage & Peripherals—0.2%
Hewlett Packard Enterprise Co., 7.625%	44,350	2,711
Total Convertible Preferred Stocks (Identified Cost $28,701)		30,901

Common Stocks—74.4%
Aerospace & Defense—0.8%
L3Harris Technologies, Inc.	55,293	11,723
Automobile Components—0.6%
Aptiv plc(3)	133,904	8,358
Banks—10.4%
Bank of America Corp.(4)	915,573	42,391
Commerce Bancshares, Inc.	253,386	16,926
JPMorgan Chase & Co.(4)	68,241	18,241
PNC Financial Services Group, Inc. (The)	159,367	32,025
Truist Financial Corp.	454,432	21,640
U.S. Bancorp	217,814	10,407
		141,630

See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Shares	Value

Beverages—0.7%
Keurig Dr Pepper, Inc.	319,157	$ 10,245
Building Products—0.8%
Allegion plc	79,672	10,575
Capital Markets—4.6%
Blackrock, Inc.	10,160	10,927
Charles Schwab Corp. (The)	65,996	5,459
Goldman Sachs Group, Inc. (The)	8,563	5,484
Intercontinental Exchange, Inc.	36,969	5,909
MarketAxess Holdings, Inc.	37,590	8,294
Morgan Stanley	80,223	11,105
MSCI, Inc. Class A	27,063	16,150
		63,328

Chemicals—0.7%
FMC Corp.	176,691	9,856
Commercial Services & Supplies—0.8%
RB Global, Inc.	118,518	10,605
Consumer Staples Distribution & Retail—0.8%
Costco Wholesale Corp.	11,328	11,100
Containers & Packaging—0.7%
Ball Corp.	165,307	9,208
Electric Utilities—4.2%
Eversource Energy	341,863	19,719
NextEra Energy, Inc.(4)	527,221	37,728
		57,447

Energy Equipment & Services—0.4%
Schlumberger N.V.	141,255	5,690
Entertainment—1.2%
Walt Disney Co. (The)	144,483	16,335
Financial Services—3.7%
Berkshire Hathaway, Inc. Class B(3)	35,837	16,796
Jack Henry & Associates, Inc.	61,273	10,667
Mastercard, Inc. Class A	20,502	11,387
Visa, Inc. Class A	34,202	11,690
		50,540

Food Products—0.8%
Tyson Foods, Inc. Class A	189,905	10,728
Health Care REITs—0.8%
Alexandria Real Estate Equities, Inc.	111,352	10,840
Healthcare Equipment & Supplies—2.1%
Abbott Laboratories	96,093	12,293
Medtronic plc	116,256	10,559
Teleflex, Inc.	30,671	5,528
		28,380

	Shares	Value

Healthcare Providers & Services—1.9%
HCA Healthcare, Inc.	16,524	$ 5,451
UnitedHealth Group, Inc.	38,179	20,712
		26,163

Healthcare Technology—0.8%
Veeva Systems, Inc. Class A(3)	48,154	11,232
Hotels, Restaurants & Leisure—2.0%
Domino’s Pizza, Inc.	48,299	21,692
Starbucks Corp.	49,802	5,363
		27,055

Industrial Conglomerates—1.5%
Honeywell International, Inc.	94,237	21,083
Industrial REITs—4.1%
Prologis, Inc.	180,822	21,563
Rexford Industrial Realty, Inc.	858,754	34,917
		56,480

Insurance—0.8%
Willis Towers Watson plc	34,047	11,221
Interactive Media & Services—1.6%
Alphabet, Inc. Class A	110,349	22,513
Life Sciences Tools & Services—1.6%
Thermo Fisher Scientific, Inc.(4)	36,794	21,994
Machinery—2.1%
Stanley Black & Decker, Inc.	213,188	18,776
Toro Co. (The)	113,358	9,439
		28,215

Oil, Gas & Consumable Fuels—5.1%
Chevron Corp.	140,145	20,908
EOG Resources, Inc.	95,214	11,977
Exxon Mobil Corp.	150,993	16,131
Ovintiv, Inc.	231,533	9,775
TC Energy Corp.	236,301	10,645
		69,436

Pharmaceuticals—3.7%
Bristol-Myers Squibb Co.	95,758	5,645
Eli Lilly & Co.	14,023	11,374
Johnson & Johnson	74,499	11,335
Pfizer, Inc.	623,628	16,538
Zoetis, Inc. Class A	32,123	5,490
		50,382

Real Estate Management & Development—0.4%
CoStar Group, Inc.(3)	72,304	5,538
Residential REITs—1.4%
Invitation Homes, Inc.	300,613	9,364

See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Shares	Value

Residential REITs—continued
Sun Communities, Inc.	79,632	$ 10,073
		19,437

Semiconductors & Semiconductor Equipment—1.1%
Advanced Micro Devices, Inc.(3)	128,266	14,873
Software—4.3%
ANSYS, Inc.(3)	16,207	5,681
Intuit, Inc.	44,247	26,615
Microsoft Corp.(4)	37,157	15,422
Salesforce, Inc.	31,122	10,634
		58,352

Specialized REITs—2.5%
American Tower Corp.	53,278	9,854
Crown Castle, Inc.	84,147	7,513
Equinix, Inc.	7,199	6,577
SBA Communications Corp. Class A	52,296	10,331
		34,275

Specialty Retail—1.5%
Best Buy Co., Inc.	74,890	6,430
Home Depot, Inc. (The)(4)	33,028	13,607
		20,037

Technology Hardware, Storage & Peripherals—1.0%
Apple, Inc.(4)	59,478	14,037
Textiles, Apparel & Luxury Goods—0.7%
Lululemon Athletica, Inc.(3)	22,293	9,234
Trading Companies & Distributors—0.8%
MonotaRO Co., Ltd. Unsponsored ADR	639,320	11,060
Water Utilities—1.4%
American Water Works Co., Inc.	152,043	18,951
Total Common Stocks (Identified Cost $942,289)		1,018,156

Warrant—0.0%
Energy Equipment & Services—0.0%
Nabors Industries Ltd., 6/11/26(3)	876	4
Total Warrant (Identified Cost $—)		4

Total Long-Term Investments—94.1% (Identified Cost $1,195,984)		1,287,306

	Shares	Value

Short-Term Investment—2.7%
Money Market Mutual Fund—2.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.262%)(5)	36,472,425	$ 36,472
Total Short-Term Investment (Identified Cost $36,472)		36,472

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—96.8% (Identified Cost $1,232,456)		1,323,778

Written Options—(0.1)%
(See open written options schedule)
Total Written Options (Premiums Received $901)	(1,329)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—96.7% (Identified Cost $1,231,555)	$1,322,449
Other assets and liabilities, net—3.3%	44,949
NET ASSETS—100.0%	$1,367,398

Abbreviations:
ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
MSCI	Morgan Stanley Capital International
OP	Operating Partnership
plc	Public Limited Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2025, these securities amounted to a value of $106,348 or 7.8% of net assets.
(2)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(3)	Non-income producing.
(4)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $93,789.
(5)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	92%
Canada	3
Ireland	2
Japan	1
Cayman Islands	1
Jersey	1
Total	100%
† % of total investments, net of written options, as of January 31, 2025.

For information regarding the abbreviations, see the Key Investment Terms starting on page 16.
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
Open written options contracts as of January 31, 2025 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Advanced Micro Devices, Inc.	(384)	$ (5,184)	$ 135.00	02/21/25	$ (50)
Alexandria Real Estate Equities, Inc.	(390)	(4,290)	110.00	02/21/25	(4)
Alphabet, Inc.	(389)	(8,558)	220.00	02/21/25	(93)
American Tower Corp.	(106)	(2,226)	210.00	02/21/25	(1)
American Water Works Co., Inc.	(228)	(3,078)	135.00	02/21/25	(4)
Apple, Inc.	(208)	(5,200)	250.00	02/21/25	(21)
Aptiv plc	(400)	(2,800)	70.00	02/21/25	(28)
Bank of America Corp.	(1,830)	(9,607)	52.50	02/21/25	(5)
Bank of America Corp.	(915)	(5,032)	55.00	03/21/25	(4)
Chevron Corp.	(490)	(8,575)	175.00	02/21/25	(2)
Costco Wholesale Corp.	(39)	(3,900)	1,000.00	02/21/25	(41)
Domino’s Pizza, Inc.	(129)	(5,934)	460.00	02/21/25	(114)
Eli Lilly & Co.	(42)	(3,402)	810.00	02/21/25	(131)
EOG Resources, Inc.	(285)	(4,275)	150.00	02/21/25	(1)
Exxon Mobil Corp.	(528)	(6,600)	125.00	02/21/25	(1)
FMC Corp.	(618)	(3,863)	62.50	02/21/25	(34)
Home Depot, Inc. (The)	(115)	(5,060)	440.00	02/21/25	(7)
Honeywell International, Inc.	(329)	(8,225)	250.00	02/21/25	(24)
Intuit, Inc.	(154)	(10,318)	670.00	02/21/25	(19)
JPMorgan Chase & Co.	(238)	(6,664)	280.00	02/21/25	(18)
L3Harris Technologies, Inc.	(165)	(3,960)	240.00	02/21/25	(1)
Lululemon Athletica, Inc.	(78)	(3,276)	420.00	02/21/25	(76)
Mastercard, Inc.	(71)	(4,082)	575.00	02/21/25	(16)
Microsoft Corp.	(96)	(4,560)	475.00	02/21/25	(1)
Morgan Stanley	(339)	(5,085)	150.00	02/21/25	(7)
NextEra Energy, Inc.	(1,581)	(12,253)	77.50	02/21/25	(38)
Ovintiv, Inc.	(694)	(3,470)	50.00	02/21/25	(4)
Pfizer, Inc.	(1,247)	(3,492)	28.00	02/21/25	(27)
PNC Financial Services Group, Inc. (The)	(478)	(10,516)	220.00	02/21/25	(5)
Rexford Industrial Realty, Inc.	(858)	(3,861)	45.00	02/21/25	(21)
Salesforce, Inc.	(108)	(3,888)	360.00	02/21/25	(30)
Stanley Black & Decker, Inc.	(639)	(5,911)	92.50	02/21/25	(117)
Starbucks Corp.	(242)	(2,541)	105.00	02/21/25	(92)
Truist Financial Corp.	(750)	(3,750)	50.00	02/21/25	(16)
Tyson Foods, Inc.	(474)	(2,963)	62.50	02/21/25	(16)
UnitedHealth Group, Inc.	(133)	(7,448)	560.00	02/21/25	(61)
Veeva Systems, Inc.	(120)	(2,880)	240.00	02/21/25	(46)
Visa, Inc.	(119)	(4,105)	345.00	02/21/25	(52)
Walt Disney Co. (The)	(505)	(6,060)	120.00	02/21/25	(101)
Total Written Options					$(1,329)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options.
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of January 31, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$ 238,245	$ —	$238,245
Equity Securities:
Convertible Preferred Stocks	30,901	30,901	—
Common Stocks	1,018,156	1,018,156	—
Warrant	4	4	—
Money Market Mutual Fund	36,472	36,472	—
Total Assets	1,323,778	1,085,533	238,245
Liabilities:
Other Financial Instruments:
Written Options	(1,329)	(1,320)	(9)
Total Investments, Net of Written Options	$1,322,449	$1,084,213	$238,236
There were no securities valued using significant unobservable inputs (Level 3) at January 31, 2025.
There were no transfers into or out of Level 3 related to securities held at January 31, 2025.
See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS
January 31, 2025
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—29.7%
Aerospace & Defense—0.2%
Rocket Lab USA, Inc. 144A 4.250%, 2/1/29(1)	$ 275	$ 1,575
Auto Manufacturers—0.5%
Rivian Automotive, Inc.
4.625%, 3/15/29	1,955	1,940
3.625%, 10/15/30	2,370	2,110
		4,050

Biotechnology—1.8%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27	2,795	3,203
Bridgebio Pharma, Inc. 2.500%, 3/15/27	1,485	1,686
Halozyme Therapeutics, Inc. 0.250%, 3/1/27	2,595	2,610
Insmed, Inc. 0.750%, 6/1/28	945	2,264
PTC Therapeutics, Inc. 1.500%, 9/15/26	1,140	1,283
Sarepta Therapeutics, Inc. 1.250%, 9/15/27	1,120	1,200
Travere Therapeutics, Inc. 2.250%, 3/1/29	1,295	1,313
		13,559

Commercial Services—1.0%
Affirm Holdings, Inc. 144A 0.750%, 12/15/29(1)	2,240	2,189
Global Payments, Inc. 144A 1.500%, 3/1/31(1)	2,485	2,433
Shift4 Payments, Inc. 0.500%, 8/1/27	2,590	3,033
		7,655

Computers—1.5%
Lumentum Holdings, Inc. 0.500%, 12/15/26	3,300	3,699
PAR Technology Corp. 1.500%, 10/15/27	1,820	2,120
Seagate HDD Cayman 3.500%, 6/1/28	1,615	2,084
Western Digital Corp. 3.000%, 11/15/28	1,390	1,956
Zscaler, Inc. 0.125%, 7/1/25	785	1,071
		10,930

Diversified REITS—0.4%
Digital Realty Trust LP 144A 1.875%, 11/15/29(1)	2,800	2,827
Electric Utilities—2.0%
NextEra Energy Capital Holdings, Inc. 144A 3.000%, 3/1/27(1)	3,100	3,576
NRG Energy, Inc. 2.750%, 6/1/48	375	935
	Par Value	Value

Electric Utilities—continued
PG&E Corp. 4.250%, 12/1/27	$ 5,560	$ 5,657
Southern Co. (The) 3.875%, 12/15/25	4,050	4,273
		14,441

Electronics—0.7%
Advanced Energy Industries, Inc. 2.500%, 9/15/28	1,645	1,803
Itron, Inc. 144A 1.375%, 7/15/30(1)	560	584
OSI Systems, Inc. 144A 2.250%, 8/1/29(1)	2,425	2,901
		5,288

Energy-Alternate Sources—0.0%
Sunrun, Inc. 144A 4.000%, 3/1/30(1)	390	339
Engineering & Construction—0.5%
Fluor Corp. 1.125%, 8/15/29	1,035	1,286
Granite Construction, Inc. 144A 3.250%, 6/15/30(1)	2,060	2,710
		3,996

Entertainment—1.1%
Cinemark Holdings, Inc. 4.500%, 8/15/25	400	803
IMAX Corp. 0.500%, 4/1/26	1,840	1,909
Live Nation Entertainment, Inc. 144A 2.875%, 1/15/30(1)	5,520	5,746
		8,458

Financial Services—1.7%
Coinbase Global, Inc. 0.500%, 6/1/26	3,285	3,646
Encore Capital Group, Inc. 4.000%, 3/15/29	1,480	1,531
Galaxy Digital Holdings LP 144A 2.500%, 12/1/29(1)	2,235	2,438
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	2,440	2,591
Upstart Holdings, Inc. 144A 1.000%, 11/15/30(1)	2,065	2,046
		12,252

Health Care REITs—0.9%
Welltower OP LLC 144A 3.125%, 7/15/29(1)	5,300	6,325
Healthcare-Products—2.0%
Alphatec Holdings, Inc. 0.750%, 8/1/26	1,365	1,386
Envista Holdings Corp. 2.375%, 6/1/25	1,245	1,345
See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Par Value	Value

Healthcare-Products—continued
Exact Sciences Corp. 144A 1.750%, 4/15/31(1)	$ 2,260	$ 2,116
Insulet Corp. 0.375%, 9/1/26	1,865	2,470
iRhythm Technologies, Inc. 144A 1.500%, 9/1/29(1)	2,030	2,135
Lantheus Holdings, Inc. 2.625%, 12/15/27	250	339
LeMaitre Vascular, Inc. 144A 2.500%, 2/1/30(1)	1,315	1,395
Merit Medical Systems, Inc. 144A 3.000%, 2/1/29(1)	1,480	2,049
Repligen Corp. 1.000%, 12/15/28	1,015	1,097
Tandem Diabetes Care, Inc. 144A 1.500%, 3/15/29(1)	390	514
		14,846

Industrial REITs—0.2%
Rexford Industrial Realty LP 144A 4.375%, 3/15/27(1)	1,170	1,161
Internet—3.2%
Alibaba Group Holding Ltd. 144A 0.500%, 6/1/31(1)	895	1,046
Booking Holdings, Inc. 0.750%, 5/1/25	760	1,915
Magnite, Inc. 0.250%, 3/15/26	1,330	1,244
Palo Alto Networks, Inc. 0.375%, 6/1/25	350	1,297
Q2 Holdings, Inc. 0.750%, 6/1/26	1,705	2,034
Sea Ltd. 2.375%, 12/1/25	1,395	1,947
Shopify, Inc. 0.125%, 11/1/25	1,940	2,030
Snap, Inc. 0.750%, 8/1/26	1,555	1,529
Trip.com Group Ltd. 144A 0.750%, 6/15/29(1)	2,015	2,526
Uber Technologies, Inc. 0.000%, 12/15/25	3,775	3,927
Wayfair, Inc.
1.000%, 8/15/26	1,275	1,174
3.250%, 9/15/27	1,085	1,208
Zillow Group, Inc. 2.750%, 5/15/25	1,140	1,423
		23,300

Investment Companies—0.4%
IREN Ltd. 144A 3.250%, 6/15/30(1)	1,415	1,334
MARA Holdings, Inc. 144A 0.000%, 6/1/31(1)	1,625	1,377
		2,711

	Par Value	Value

Iron & Steel—0.2%
United States Steel Corp. 5.000%, 11/1/26	$ 455	$ 1,261
Leisure Time—1.2%
Carnival Corp. 5.750%, 12/1/27	660	1,449
NCL Corp., Ltd.
5.375%, 8/1/25	545	844
1.125%, 2/15/27	2,765	3,006
Peloton Interactive, Inc. 144A 5.500%, 12/1/29(1)	375	737
Royal Caribbean Cruises Ltd. 6.000%, 8/15/25	555	2,967
		9,003

Machinery-Construction & Mining—0.2%
Bloom Energy Corp. 144A 3.000%, 6/1/29(1)	1,055	1,451
Machinery-Diversified—0.2%
Middleby Corp. (The) 1.000%, 9/1/25	975	1,310
Media—0.6%
Liberty Broadband Corp.
144A 3.125%, 3/31/53(1)	1,275	1,262
144A 3.125%, 6/30/54(1)	1,360	1,502
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27	1,225	1,544
		4,308

Metal Fabricate/Hardware—0.3%
Xometry, Inc. 1.000%, 2/1/27	2,285	2,270
Mining—0.4%
MP Materials Corp. 144A 3.000%, 3/1/30(1)	2,060	2,628
Miscellaneous Manufacturing—0.2%
Axon Enterprise, Inc. 0.500%, 12/15/27	645	1,842
Oil, Gas & Consumable Fuels—0.2%
UGI Corp. 144A 5.000%, 6/1/28(1)	1,155	1,395
Passenger Airlines—0.6%
American Airlines Group, Inc. 6.500%, 7/1/25	3,080	3,506
JetBlue Airways Corp. 144A 2.500%, 9/1/29(1)	480	611
		4,117

Retail—0.9%
Burlington Stores, Inc. 1.250%, 12/15/27	1,895	2,827

See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Par Value	Value

Retail—continued
Freshpet, Inc. 3.000%, 4/1/28	$ 895	$ 2,124
Shake Shack, Inc. 0.000%, 3/1/28	1,815	1,798
		6,749

Retail REIT—0.2%
Federal Realty OP LP 144A 3.250%, 1/15/29(1)	1,240	1,259
Semiconductors—1.0%
MACOM Technology Solutions Holdings, Inc. 144A 0.000%, 12/15/29(1)(2)	1,520	1,537
ON Semiconductor Corp. 0.500%, 3/1/29	1,825	1,639
Semtech Corp. 1.625%, 11/1/27	750	1,419
Synaptics, Inc. 144A 0.750%, 12/1/31(1)	1,525	1,652
Wolfspeed, Inc. 0.250%, 2/15/28	1,925	887
		7,134

Software—5.0%
Akamai Technologies, Inc. 0.125%, 5/1/25	1,470	1,595
Alignment Healthcare, Inc. 144A 4.250%, 11/15/29(1)	2,045	2,627
BILL Holdings, Inc. 144A 0.000%, 4/1/30(1)	2,925	3,122
Cloudflare, Inc. 0.000%, 8/15/26(2)	2,880	2,965
Datadog, Inc. 144A 0.000%, 12/1/29(1)(2)	4,040	3,955
Guidewire Software, Inc. 144A 1.250%, 11/1/29(1)	2,830	3,063
HubSpot, Inc. 0.375%, 6/1/25	830	2,282
MicroStrategy, Inc.
144A 0.000%, 12/1/29(1)(2)	5,420	4,705
144A 0.875%, 3/15/31(1)	1,185	1,928
Nutanix, Inc. 144A 0.500%, 12/15/29(1)	2,870	2,982
Snowflake, Inc. 144A 0.000%, 10/1/29(1)	3,380	4,484
Tyler Technologies, Inc. 0.250%, 3/15/26	985	1,232
Vertex, Inc. 144A 0.750%, 5/1/29(1)	1,155	1,947
		36,887

Telecommunications—0.2%
Applied Digital Corp. 144A 2.750%, 6/1/30(1)	600	601
Viavi Solutions, Inc. 1.625%, 3/15/26	1,025	1,125
		1,726

	Par Value	Value

Transportation—0.2%
World Kinect Corp. 3.250%, 7/1/28	$ 1,035	$ 1,184
Total Convertible Bonds and Notes (Identified Cost $206,584)		218,237

	Shares
Convertible Preferred Stocks—3.8%
Aerospace & Defense—1.0%
Boeing Co. (The), 6.000%	122,015	7,320
Banks—1.0%
Wells Fargo & Co. Series L, 7.500%	6,270	7,454
Capital Markets—0.3%
Ares Management Corp. Series B, 6.750%	39,855	2,419
Chemicals—0.2%
Albemarle Corp., 7.250%	27,860	1,129
Electric Utilities—0.2%
NextEra Energy, Inc., 6.926%	44,255	1,836
Financial Services—0.3%
Apollo Global Management, Inc., 6.750%	23,300	2,076
Healthcare Providers & Services—0.3%
BrightSpring Health Services, Inc., 6.750%	22,285	1,849
Machinery—0.1%
Chart Industries, Inc. Series B, 6.750%	12,105	941
Software—0.1%
MicroStrategy, Inc., 8.000%	7,090	574
Technology Hardware, Storage & Peripherals—0.3%
Hewlett Packard Enterprise Co., 7.625%	41,115	2,513
Total Convertible Preferred Stocks (Identified Cost $25,631)		28,111

Common Stocks—60.6%
Air Freight & Logistics—0.2%
FedEx Corp.	6,415	1,699
Automobiles—1.2%
Tesla, Inc.(3)(4)	21,135	8,551
Banks—3.7%
Bank of America Corp.	160,175	7,416
Citigroup, Inc.	105,925	8,625
JPMorgan Chase & Co.(4)	43,055	11,509
		27,550

Beverages—0.3%
Coca-Cola Co. (The)	38,340	2,434

See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Shares	Value

Biotechnology—1.2%
AbbVie, Inc.	21,810	$ 4,011
Regeneron Pharmaceuticals, Inc.(3)	3,445	2,318
Vertex Pharmaceuticals, Inc.(3)	5,315	2,454
		8,783

Broadline Retail—3.2%
Amazon.com, Inc.(3)	97,470	23,167
Capital Markets—2.3%
Intercontinental Exchange, Inc.	7,365	1,177
KKR & Co., Inc.	37,585	6,279
Moody’s Corp.	9,455	4,722
Morgan Stanley	33,415	4,626
		16,804

Chemicals—1.7%
Air Products & Chemicals, Inc.	11,150	3,738
DuPont de Nemours, Inc.	29,682	2,280
Ecolab, Inc.	13,445	3,364
Linde plc	6,640	2,962
		12,344

Commercial Services & Supplies—0.7%
Cintas Corp.	11,935	2,394
Waste Management, Inc.	13,455	2,963
		5,357

Communications Equipment—0.5%
Motorola Solutions, Inc.	7,310	3,430
Construction & Engineering—0.5%
Quanta Services, Inc.	10,730	3,301
Consumer Finance—0.8%
Capital One Financial Corp.	14,890	3,033
Discover Financial Services	15,845	3,187
		6,220

Consumer Staples Distribution & Retail—2.2%
Costco Wholesale Corp.	5,260	5,154
Target Corp.	26,430	3,645
Walmart, Inc.	72,285	7,096
		15,895

Diversified Telecommunication Services—0.4%
AT&T, Inc.	125,060	2,968
Electric Utilities—0.9%
Constellation Energy Corp.	5,270	1,581
Exelon Corp.	126,525	5,061
		6,642

Electrical Equipment—1.2%
Eaton Corp. plc	7,715	2,519
Emerson Electric Co.	23,905	3,106
	Shares	Value

Electrical Equipment—continued
Rockwell Automation, Inc.	10,350	$ 2,882
		8,507

Entertainment—0.9%
Netflix, Inc.(3)	5,300	5,177
Take-Two Interactive Software, Inc.(3)	6,405	1,188
		6,365

Financial Services—2.2%
Fiserv, Inc.(3)	12,470	2,694
Mastercard, Inc. Class A(4)	22,265	12,367
PayPal Holdings, Inc.(3)	15,930	1,411
		16,472

Healthcare Equipment & Supplies—1.7%
Boston Scientific Corp.(3)	56,845	5,818
Intuitive Surgical, Inc.(3)(4)	11,710	6,697
		12,515

Healthcare Providers & Services—1.8%
CVS Health Corp.	41,910	2,367
McKesson Corp.	6,970	4,145
UnitedHealth Group, Inc.	12,925	7,012
		13,524

Hotels, Restaurants & Leisure—1.4%
Chipotle Mexican Grill, Inc. Class A(3)	68,580	4,001
McDonald’s Corp.	10,010	2,890
Starbucks Corp.	33,950	3,656
		10,547

Industrial Conglomerates—1.7%
3M Co.	35,755	5,442
General Electric Co.(4)	35,945	7,317
		12,759

Insurance—1.2%
Allstate Corp. (The)	22,545	4,336
Aon plc Class A	12,675	4,700
		9,036

Interactive Media & Services—5.1%
Alphabet, Inc. Class A	68,275	13,930
Alphabet, Inc. Class C	33,085	6,802
Meta Platforms, Inc. Class A(4)	24,715	17,033
		37,765

IT Services—1.0%
Accenture plc Class A	8,130	3,130
Cloudflare, Inc. Class A(3)	15,570	2,155
GoDaddy, Inc. Class A(3)	9,215	1,959
		7,244

See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
	Shares	Value

Life Sciences Tools & Services—0.5%
Danaher Corp.	15,045	$ 3,351
Machinery—1.0%
Deere & Co.	6,620	3,155
Parker-Hannifin Corp.	5,690	4,023
		7,178

Oil, Gas & Consumable Fuels—0.3%
Williams Cos., Inc. (The)	41,705	2,312
Pharmaceuticals—0.4%
Eli Lilly & Co.	3,470	2,814
Real Estate Management & Development—0.7%
CBRE Group, Inc. Class A(3)	17,680	2,559
CoStar Group, Inc.(3)	31,350	2,401
		4,960

Semiconductors & Semiconductor Equipment—4.8%
Broadcom, Inc.	11,420	2,527
KLA Corp.	2,465	1,820
Marvell Technology, Inc.	14,599	1,648
Micron Technology, Inc.	12,675	1,156
NVIDIA Corp.	207,570	24,923
Texas Instruments, Inc.	16,120	2,976
		35,050

Software—7.8%
Atlassian Corp. Class A(3)	10,010	3,071
Autodesk, Inc.(3)	11,530	3,590
Cadence Design Systems, Inc.(3)	9,640	2,869
Crowdstrike Holdings, Inc. Class A(3)	12,555	4,998
Microsoft Corp.(4)	63,749	26,460
Oracle Corp.	17,820	3,030
Salesforce, Inc.(4)	23,175	7,919
ServiceNow, Inc.(3)	5,475	5,575
		57,512

Specialized REITs—0.8%
American Tower Corp.	11,660	2,156
Equinix, Inc.	4,345	3,970
		6,126

Specialty Retail—2.6%
Chewy, Inc. Class A(3)	63,405	2,471
Home Depot, Inc. (The)	18,750	7,725
O’Reilly Automotive, Inc.(3)	1,895	2,453
TJX Cos., Inc. (The)(4)	43,795	5,465
Ulta Beauty, Inc.(3)(4)	3,035	1,251
		19,365

Technology Hardware, Storage & Peripherals—3.4%
Apple, Inc.	105,553	24,911
	Shares	Value

Wireless Telecommunication Services—0.3%
T-Mobile US, Inc.	8,325	$ 1,940
Total Common Stocks (Identified Cost $397,188)		445,398

Total Long-Term Investments—94.1% (Identified Cost $629,403)		691,746

Short-Term Investment—3.3%
Money Market Mutual Fund—3.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.262%)(5)	23,960,796	23,961
Total Short-Term Investment (Identified Cost $23,961)		23,961

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—97.4% (Identified Cost $653,364)		715,707

Written Options—(0.0)%
(See open written options schedule)
Total Written Options (Premiums Received $80)	(103)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—97.4% (Identified Cost $653,284)	$715,604
Other assets and liabilities, net—2.6%	19,275
NET ASSETS—100.0%	$734,879

Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
plc	Public Limited Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2025, these securities amounted to a value of $97,381 or 13.3% of net assets.
(2)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(3)	Non-income producing.
(4)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $48,722.
(5)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	95%
Ireland	2
Cayman Islands	1
Canada	1
Bermuda	1
Total	100%
† % of total investments, net of written options, as of January 31, 2025.

For information regarding the abbreviations, see the Key Investment Terms starting on page 16.
See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2025
($ reported in thousands)
Open written options contracts as of January 31, 2025 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Apple, Inc.	(528)	$(13,992)	$265.00	02/21/25	$ (10)
Atlassian Corp.	(50)	(1,800)	360.00	02/21/25	(5)
General Electric Co.	(180)	(3,960)	220.00	02/21/25	(11)
Intuitive Surgical, Inc.	(80)	(5,120)	640.00	02/21/25	(3)
JPMorgan Chase & Co.	(108)	(2,970)	275.00	02/21/25	(20)
Mastercard, Inc.	(80)	(4,960)	620.00	02/21/25	(—) (3)
Meta Platforms, Inc.	(119)	(9,223)	775.00	02/21/25	(14)
Microsoft Corp.	(344)	(16,168)	470.00	02/21/25	(5)
Salesforce, Inc.	(116)	(4,292)	370.00	02/21/25	(16)
Tesla, Inc.	(83)	(4,233)	510.00	02/21/25	(12)
TJX Cos., Inc. (The)	(219)	(2,847)	130.00	02/21/25	(5)
Ulta Beauty, Inc.	(15)	(690)	460.00	02/21/25	(2)
Total Written Options					$(103)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options.
(3)	Amount is less than $500 (not in thousands).
The following table summarizes the value of the Fund’s investments as of January 31, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$218,237	$ —	$218,237
Equity Securities:
Convertible Preferred Stocks	28,111	28,111	—
Common Stocks	445,398	445,398	—
Money Market Mutual Fund	23,961	23,961	—
Total Assets	715,707	497,470	218,237
Liabilities:
Other Financial Instruments:
Written Options	(103)	(98)	(5)
Total Investments, Net of Written Options	$715,604	$497,372	$218,232
There were no securities valued using significant unobservable inputs (Level 3) at January 31, 2025.
There were no transfers into or out of Level 3 related to securities held at January 31, 2025.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Convertible Bonds and Notes
Investments in Securities
Balance as of January 31, 2024:	$ 2,209	$ 2,209
Net realized gain (loss)	(138)	(138)
Net change in unrealized appreciation (depreciation)	47	47
Purchases	190	190
Sales (a)	(2,308)	(2,308)
Balance as of January 31, 2025	$ —	$ —
(a) Includes paydowns on securities.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
January 31, 2025
(Reported in thousands except shares and per share amounts)
	AIO	NCV	NCZ
Assets
Investment in securities at value(1) (2)	$ 918,363	$ 554,101	$ 419,521
Cash	20,776	10,740	8,130
Receivables
Investment securities sold	2,365	1,499	1,154
Dividends and interest	3,570	4,887	3,611
Tax reclaims	13	—	—
Securities lending income	3	14	9
Prepaid Trustees’ retainer	17	8	6
Prepaid expenses and other assets (Note 4)	65	163	126
Total assets	945,172	571,412	432,557
Liabilities
Loan Payable (Note 8)	130,000	34,000	25,000
Mandatory redeemable preferred shares (Note 9A)	—	65,393 (a)	21,772 (b)
Payables
Investment securities purchased	2,753	4,899	3,741
Collateral on securities loaned (Note 8)	2,282	9,999	3,898
Investment advisory fees (Note 4)	902	293	224
Loan interest payable (Note 8)	575	145	108
Administration and accounting fees	83	50	39
Trustee deferred compensation plan (Note 4)	68	156	118
Professional fees	61	115	115
Dividend distributions	—	481	509
Interest on mandatory redeemable preferred shares (Note 9A)	—	319	108
Other accrued expenses	64	26	21
Total liabilities	136,788	115,876	55,653
Cumulative Preferred Shares ($25.00 liquidation preference per share applicable to an aggregate of 4,000,000 and 4,360,000 shares issued and outstanding, respectively) (Note 12)	—	100,000	109,000
Commitments and contingencies (Note 4D)	—	—	—
Net Assets Applicable to Common Shareholders	$ 808,384	$ 355,536	$ 267,904
Net Assets Applicable to Common Shareholders Consist of:
Common shares par value ($0.00001 per share)	$ —(c)	$ 1	$ 1
Capital paid in on shares of beneficial interest	627,909	622,086	476,316
Total distributable earnings (accumulated losses)	180,475	(266,551)	(208,413)
Net Assets Applicable to Common Shareholders	$ 808,384	$ 355,536	$ 267,904
Common Shares Issued and Outstanding	34,375,354	22,593,392 (d)	19,028,937 (d)
Net Asset Value Per Common Share(e)	$ 23.52	$ 15.74	$ 14.08
(1) Investment in securities at cost	$ 772,363	$ 543,544	$ 410,247
(2) Market value of securities on loan	$ 26,261	$ 42,392	$ 27,801

(a)	Liquidation preference $66,000, net of deferred offering costs of $607.
(b)	Liquidation preference $22,000, net of deferred offering costs of $228.
(c)	Amount is less than $500 (not in thousands).
(d)	On February 10, 2025, the Funds declared a 1-for-4 reverse stock split. The shares outstanding have been restated to reflect the share conversion ratio of 0.25.
(e)	Net Asset Value Per Common Share is calculated using unrounded net assets.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
January 31, 2025
(Reported in thousands except shares and per share amounts)
	ACV	NFJ	NIE
Assets
Investment in securities at value(1)	$ 341,092	$ 1,323,778	$ 715,707
Cash	6,964	42,704	20,255
Deposits with broker for written options	20	—	83
Receivables
Investment securities sold	906	3,925	1,132
Dividends and interest	1,723	1,980	1,113
Tax reclaims	—	59	—
Prepaid Trustees’ retainer	5	31	16
Prepaid expenses and other assets (Note 4)	68	299	147
Total assets	350,778	1,372,776	738,453
Liabilities
Loan Payable (Note 9B and 10)	75,000	—	—
Mandatory redeemable preferred shares (Note 9A)	30,000	—	—
Written options at value (Note 3)(2)	19	1,329	103
Payables
Investment securities purchased	2,472	2,581	2,600
Loan interest payable (Note 9B and 10)	942	—	—
Investment advisory fees (Note 4)	268	904	548
Interest on mandatory redeemable preferred shares (Note 9A)	110	—	—
Professional fees	58	63	60
Trustee deferred compensation plan (Note 4)	55	308	149
Administration and accounting fees	32	120	66
Dividend distributions	— (a)	—	—
Other accrued expenses	31	73	48
Total liabilities	108,987	5,378	3,574
Commitments and contingencies (Note 4D)	—	—	—
Net Assets Applicable to Common Shareholders	$ 241,791	$ 1,367,398	$ 734,879
Net Assets Applicable to Common Shareholders Consist of:
Common shares par value ($0.00001 per share)	$ —(a)	$ 1	$ —(a)
Capital paid in on shares of beneficial interest	223,940	1,276,956	645,892
Total distributable earnings (accumulated losses)	17,851	90,441	88,987
Net Assets Applicable to Common Shareholders	$ 241,791	$ 1,367,398	$ 734,879
Common Shares Issued and Outstanding	10,374,036	94,801,581	27,708,965
Net Asset Value Per Common Share(b)	$ 23.31	$ 14.42	$ 26.52
(1) Investment in securities at cost	$ 321,000	$ 1,232,456	$ 653,364
(2) Written options premiums received	$ 15	$ 901	$ 80

(a)	Amount is less than $500 (not in thousands).
(b)	Net Asset Value Per Common Share is calculated using unrounded net assets.
See Notes to Financial Statements

STATEMENTS OF OPERATIONS YEAR ENDED
January 31, 2025
($ reported in thousands)
	AIO	NCV	NCZ
Investment Income
Interest	$ 13,802	$ 21,516	$ 16,008
Dividends	5,720	2,361	1,781
Security lending, net of fees	87	192	121
Foreign taxes withheld	(45)	—	—
Total investment income	19,564	24,069	17,910
Expenses
Investment advisory fees	11,083	3,782	2,879
Administration and accounting fees	945	572	438
Printing fees and expenses	284	50	38
Professional fees	76	121	118
Trustees’ fees and expenses	56	26	21
Transfer agent fees and expenses	12	23	20
Miscellaneous expenses	70	180	163
Total expenses before interest expense	12,526	4,754	3,677
Interest on mandatory redeemable preferred shares and amortization of deferred offering costs on preferred shares (Note 9A)	—	4,093	1,378
Loan interest (Note 8)	7,476	1,985	1,450
Total expenses after interest expense	20,002	10,832	6,505
Less expenses reimbursed and/or waived by investment adviser (Note 4D)	(761)	(421)	(305)
Net expenses	19,241	10,411	6,200
Net investment income (loss)	323	13,658	11,710
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	97,357	32,032	25,410
Payment by affiliate (Note 4G)	15	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	63,971	19,520	15,332
Net realized and unrealized gain (loss) on investments	161,343	51,552	40,742
Dividends on cumulative preferred shares from net investment income	—	(5,625)	(5,995)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	$161,666	$59,585	$46,457
See Notes to Financial Statements

STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED January 31, 2025
($ reported in thousands)
	ACV	NFJ	NIE
Investment Income
Interest	$ 7,621	$ 5,004	$ 4,887
Dividends	2,513	27,356	8,522
Foreign taxes withheld	(3)	(156)	(16)
Total investment income	10,131	32,204	13,393
Expenses
Investment advisory fees	3,327	12,336	6,991
Administration and accounting fees	358	1,471	755
Printing fees and expenses	95	274	143
Professional fees	60	95	75
Transfer agent fees and expenses	20	12	12
Trustees’ fees and expenses	17	104	52
Miscellaneous expenses	103	173	64
Total expenses before interest expense	3,980	14,465	8,092
Interest on mandatory redeemable preferred shares (Note 9A)	1,302	—	—
Loan interest (Note 9B and 10)	3,527	—	—
Total expenses after interest expense	8,809	14,465	8,092
Less expenses reimbursed and/or waived by investment adviser (Note 4D)	(224)	(1,307)	(605)
Net expenses	8,585	13,158	7,487
Net investment income (loss)	1,546	19,046	5,906
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	30,780	53,975	80,622
Foreign currency transactions	—	(10)	—
Written options	42	1,700	242
Net change in unrealized appreciation (depreciation) on:
Investments	15,530	56,055	43,587
Foreign currency transactions	—	(—) (a)	—
Written options	(7)	(341)	(37)
Net realized and unrealized gain (loss) on investments	46,345	111,379	124,414
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	$47,891	$130,425	$130,320

(a)	Amount is less than $500 (not in thousands).
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	AIO		NCV
	Year Ended January 31, 2025	Year Ended January 31, 2024	Year Ended January 31, 2025	Year Ended January 31, 2024
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 323	$ (1,145)	$ 13,658	$ 13,007
Net realized gain (loss)	97,357	30,207	32,032	(35,798)
Net increase from payment by affiliate	15	—	—	—
Net change in unrealized appreciation (depreciation)	63,971	56,367	19,520	31,239
Increase (decrease) in net assets resulting from operations	161,666	85,429	65,210	8,448
Dividends on Cumulative Preferred Shares from Net Investment Income	—	—	(5,625)	(5,625)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	—	—	59,585	2,823
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	(61,822)	(17,085)	(9,673)	(5,571)
Return of capital	—	(44,729)	(27,199)	(32,838)
Dividends and Distributions to Common Shareholders	(61,822)	(61,814)	(36,872)	(38,409)
Reinvestment of distributions resulting in the issuance of common stock (AIO: 34,382 and 0 shares, respectively; NCV: 0 and 0 shares, respectively)	802	—	—	—
Increase (decrease) in net assets from capital transactions	802	—	—	—
Net increase (decrease) in net assets	100,646	23,615	22,713	(35,586)
Net Assets
Beginning of period	707,738	684,123	332,823	368,409
End of period	$808,384	$707,738	$355,536	$332,823
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	NCZ		ACV
	Year Ended January 31, 2025	Year Ended January 31, 2024	Year Ended January 31, 2025	Year Ended January 31, 2024
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 11,710	$ 11,291	$ 1,546	$ 195
Net realized gain (loss)	25,410	(27,826)	30,822	(8,499)
Net change in unrealized appreciation (depreciation)	15,332	23,920	15,523	26,908
Increase (decrease) in net assets resulting from operations	52,452	7,385	47,891	18,604
Dividends on Cumulative Preferred Shares from Net Investment Income	(5,995)	(5,995)	—	—
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	46,457	1,390	—	—
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	(6,939)	(3,798)	(16,572)	—
Return of capital	(20,463)	(24,745)	(5,833)	(22,389)
Dividends and Distributions to Common Shareholders	(27,402)	(28,543)	(22,405)	(22,389)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (NCZ: 0 and 0 shares, respectively; ACV: 6,844 and 4,238 shares, respectively)	—	—	148	89
Increase (decrease) in net assets from capital transactions	—	—	148	89
Net increase (decrease) in net assets	19,055	(27,153)	25,634	(3,696)
Net Assets
Beginning of period	248,849	276,002	216,157	219,853
End of period	$267,904	$248,849	$241,791	$216,157
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	NFJ		NIE
	Year Ended January 31, 2025	Year Ended January 31, 2024	Year Ended January 31, 2025	Year Ended January 31, 2024
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 19,046	$ 18,225	$ 5,906	$ 4,907
Net realized gain (loss)	55,665	115,717	80,864	15,791
Net change in unrealized appreciation (depreciation)	55,714	(38,456)	43,550	73,053
Increase (decrease) in net assets resulting from operations	130,425	95,486	130,320	93,751
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	(110,918)	(92,906)	(55,418)	(30,712)
Return of capital	—	—	—	(24,706)
Dividends and Distributions to Common Shareholders	(110,918)	(92,906)	(55,418)	(55,418)
Net increase (decrease) in net assets	19,507	2,580	74,902	38,333
Net Assets
Beginning of period	1,347,891	1,345,311	659,977	621,644
End of period	$1,367,398	$1,347,891	$734,879	$659,977
See Notes to Financial Statements

STATEMENTS OF CASH FLOWS
YEAR ENDED January 31, 2025
($ reported in thousands)
	AIO	NCV	NCZ	ACV
Increase (Decrease) in cash
Cash Flows provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 161,666	$ 59,585	$ 46,457	$ 47,891
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	871,034	649,823	507,436	500,078
(Increase) Decrease in investment securities sold receivable	(2,365)	1,450	1,127	1,706
Purchases of long-term investments	(803,887)	(593,608)	(463,933)	(460,677)
Increase (Decrease) in investment securities purchased payable	591	(4,953)	(3,752)	(2,962)
Net (purchases) or sales of short-term investments	(1,644)	(26,273)	(14,846)	(18,696)
Net purchases or (sales) in written options	—	—	—	31
Net change in unrealized (appreciation)/depreciation on long-term investments	(63,971)	(19,520)	(15,332)	(15,530)
Net change in unrealized (appreciation)/depreciation on written options	—	—	—	7
Net realized (gain)/loss on investments	(97,372)	(32,032)	(25,410)	(30,780)
Net realized (gain)/loss from written options	—	—	—	(42)
Amortization of premium and accretion of discounts on investments	(1,649)	(2,366)	(1,837)	(1,163)
Amortization of deferred offering costs on mandatory redeemable preferred shares	—	166	69	—
(Increase) Decrease in dividends and interest receivable	(674)	34	50	(321)
(Increase) Decrease in security lending receivable	22	(6)	(2)	—
(Increase) Decrease in prepaid expenses and other assets	3	(7)	(8)	(13)
(Increase) Decrease in prepaid trustees’ retainer	(1)	—	(1)	—
Increase (Decrease) in loan interest payable	(253)	(195)	(143)	(21)
Increase (Decrease) in payable for collateral securities on loan	(198)	155	(4,806)	—
Increase (Decrease) in affiliated expenses payable	74	(26)	(28)	(2)
Increase (Decrease) in non-affiliated expenses payable	15	27	31	6
Cash provided by (used for) operating activities	61,391	32,254	25,072	19,512
Cash provided (used for) financing activities:
Cash distributions paid to shareholders	(61,020)	(36,872)	(27,402)	(22,257)
Cash provided (used for) financing activities:	(61,020)	(36,872)	(27,402)	(22,257)
Net increase/decrease in cash
Net increase (decrease) in cash	371	(4,618)	(2,330)	(2,745)
Restricted and unrestricted cash at beginning of period	20,405	15,358	10,460	9,729
Restricted and unrestricted cash at end of period	$ 20,776	$ 10,740	$ 8,130	$ 6,984
Supplemental cash flow information:
Cash paid during the period for interest expense on loan payable	$ 7,729	$ 2,180	$ 1,593	$ 3,548
Cash paid during the period for dividends to mandatory redeemable preferred shares	$ —	$ 4,093	$ 1,378	$ 1,302
Reinvestment of dividends and distributions	$ 802	$ —	$ —	$ 148

Reconciliation of restricted and unrestricted cash at the end of period to the statement of assets and liabilities
Cash	$ 20,776	$ 10,740	$ 8,130	$ 6,964
Deposits with broker for written options	—	—	—	20
	$ 20,776	$ 10,740	$ 8,130	$ 6,984
See Notes to Financial Statements

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended January 31,			Fiscal Period March 1, 2021 to January 31, 2022 (1)	Year Ended February 28, 2021	From Inception October 31, 2019 to February 29, 2020(2)
	2025	2024	2023
PER SHARE DATA:
Net asset value, beginning of period	$ 20.61	$ 19.92	$ 24.18	$ 29.20	$ 19.89	$ 20.00
Income (loss) from investment operations:
Net investment income (loss)(3)	0.01	(0.03)	(0.01)	(0.18)	(0.08)	(0.01)
Net realized and unrealized gain (loss)	4.70	2.52	(2.45)	0.01	11.88	0.23
Payment from affiliate	— (4)	—	—	—	—	—
Total from investment operations	4.71	2.49	(2.46)	(0.17)	11.80	0.22
Dividends and Distributions to Shareholders:
Net investment income	(1.07)	(0.50)	(1.39)	(1.40)	—	—
Net realized gains	(0.73)	—	—	(3.45)	(2.49)	(0.33)
Return of capital	—	(1.30)	(0.41)	—	—	—
Total dividends and distributions to shareholders	(1.80)	(1.80)	(1.80)	(4.85)	(2.49)	(0.33)
Net asset value, end of period	$ 23.52	$ 20.61	$ 19.92	$ 24.18	$ 29.20	$ 19.89
Market value, end of period	$ 25.02	$ 18.68	$ 17.42	$ 23.58	$ 27.41	$ 17.72
Total return, net asset value(5), (6)	23.83% (7)	13.56%	(10.03)%	(1.85)%	—% (8)	—% (8)
Total return, market value(5), (6)	45.60% (7)	18.84%	(18.42)%	2.75%	71.09%	(9.92)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(9), (10)	2.54%	2.71%	2.04%	1.47% (11), (12)	1.42% (11)	1.34% (12)
Ratio of total expenses after interest expense to average net assets(9)	2.64%	2.82%	2.17%	1.56% (11), (12)	1.43% (11)	1.34% (12)
Ratio of net investment income (loss) to average net assets(9)	0.04%	(0.17)%	(0.04)%	(0.66)% (11), (12)	(0.33)% (11)	(0.15)% (12)
Portfolio turnover rate(5)	94%	75%	53%	53%	103%	56%
Net assets, end of period (000’s)	$808,384	$707,738	$684,123	$ 830,479	$1,002,838	$682,816
Loan payable, end of period (000’s)	$130,000	$130,000	$130,000	$ 30,000	$ 30,000	$ 30,000
Asset coverage, per $1,000 principal amount of loan payable	$ 7,218	$ 6,444	$ 6,262	$ 28,683	$ 34,428	$ 23,761

(1)	The Fund had a fiscal year end change from February 28 to January 31.
(2)	Commencement of operations.
(3)	Calculated using average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Not annualized for periods less than one year.
(6)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(7)	Payment from affiliate had no impact on total return.
(8)	Return not disclosed.
(9)	Annualized for periods less than one year.
(10)	Ratio of net expenses, before interest expense, was 1.56%, 1.58%, 1.55%, 1.43%, 1.40% and 1.34% for the years ended January 31, 2025, 2024 and 2023, period ended January 31, 2022, year ended February 28, 2021 and period ended February 29, 2020, respectively.
(11)	Inclusive of excise tax expense of 0.06%(5) and 0.05% for the period ended January 31, 2022 and year ended February 28, 2021.
(12)	Certain expenses incurred by the Fund were not annualized.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND (NCV)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD
	Year Ended January 31,			Fiscal Period March 1, 2021 to January 31, 2022 (1), (2)	Year Ended February 28/29
	2025 (1)	2024 (1)	2023 (1)		2021 (1)	2020 (1)
PER SHARE DATA:
Net asset value, beginning of period	$ 14.72	$ 16.32	$ 22.20	$ 25.84	$ 21.32	$ 22.44
Income (loss) from investment operations:
Net investment income (loss)(3)	0.60	0.56	0.76	0.84	1.48	2.08
Net realized and unrealized gain (loss)	2.31	(0.20)	(4.36)	(2.36)	5.40	(0.08)
Total from investment operations	2.91	0.36	(3.60)	(1.52)	6.88	2.00
Dividends on Preferred Shares from Net Investment Income:	(0.25)	(0.24)	(0.44)	(0.24)	(0.28)	(0.56)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	2.66	0.12	(4.04)	(1.76)	6.60	1.44
Dividends and Distributions to Shareholders:
Net investment income	(0.44)	(0.28)	(0.44)	(0.64)	(1.24)	(1.68)
Return of capital	(1.20)	(1.44)	(1.60)	(1.24)	(0.84)	(0.88)
Total dividends and distributions to shareholders	(1.64)	(1.72)	(2.04)	(1.88)	(2.08)	(2.56)
Preferred Shares Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred shares	—	—	0.20	—	—	—
Net asset value, end of period	$ 15.74	$ 14.72	$ 16.32	$ 22.20	$ 25.84	$ 21.32
Market value, end of period	$ 14.52	$ 13.12	$ 15.84	$ 21.24	$ 22.72	$ 20.40
Total return, net asset value(4), (5)	19.01%	0.98%	(17.30)%	(7.41)%	—% (6)	—% (6)
Total return, market value(4), (5)	24.58%	(6.04)%	(15.20)%	1.14%	24.29%	(8.51)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(7), (8), (9)	3.06%	3.41%	2.08% (10)	1.39%	1.45%	1.53%
Ratio of total expenses after interest expense to average net assets(7), (8)	3.18%	3.54%	2.27% (10)	1.55%	1.48%	1.53%
Ratio of net investment income (loss) to average net assets(7), (8)	4.01%	3.83%	4.38%	3.69%	7.04%	9.30%
Portfolio turnover rate(4)	116%	107%	71%	54%	73%	35%
Net assets, end of period (000’s)	$355,536	$332,823	$368,409	$501,250	$583,944	$481,633
Loan payable, end of period (000’s)	$ 34,000	$ 34,000	$170,000	$ 28,852	$ 28,852	$ 28,852
Mandatory redeemable preferred shares, end of period (000’s)	$ 66,000	$ 66,000	$ —	$ —	$ —	$ —
Asset coverage, per $1,000 principal amount of loan payable(11)	$ 16,339	$ 15,671	$ 3,755	$ 29,578	$ 32,444	$ 28,898
Asset coverage, per $25 liquidation preference per share of cumulative preferred shares and mandatory redeemable preferred shares(12)	$ 69	$ 67	$ 59	$ 61	$ 70	$ 62
Asset coverage per $25,000 liquidation preference per share of auction-rate preferred shares	N/A	N/A	N/A	$ 60,587	$ 70,027	$ 62,132
Cumulative Preferred shares average market value(13)	$ 22.21	$ 21.46	$ 23.64	$ 24.23	$ 25.91	$ 25.81

(1)	The Fund had a 1-for-4 reverse stock split effective February 10, 2025. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (see Note 13 in Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

	Year Ended January 31,			Fiscal Period March 1, 2021 to January 31, 2022	Year Ended February 28/29
	2025	2024	2023		2021	2020
Net Asset Value (prior to reverse stock split)	$3.93	$3.68	$4.08	$5.55	$6.46	$5.33
Market Price (prior to reverse stock split)	3.63	3.28	3.96	5.31	5.68	5.10

The above values represent end of period values for the years reported and for net asset value, the beginning of period values for the next fiscal year.

(2)	The Fund had a fiscal year end change from February 28 to January 31.
(3)	Calculated using average shares outstanding.
(4)	Not annualized for periods less than one year.
(5)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(6)	Return not disclosed.
(7)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(8)	Annualized for periods less than one year.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND (NCV)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD
(9)	Ratio of net expenses, before interest expense and auction agent fees and commissions, was 1.31%, 1.30%, 1.46%, 1.31%, 1.35% and 1.33% for the years ended January 31, 2025, 2024 and 2023, period ended January 31, 2022, years ended February 28/29, 2021 and 2020, respectively.
(10)	Inclusive of tender offer expenses of 0.03% for the year ended January 31, 2023.
(11)	Represents value of net assets applicable to common stock plus the loan payable, cumulative preferred shares, and mandatory redeemable preferred shares (cumulatively, “total borrowings”) at the end of the period divided by the loan payable at the end of the period multiplied by $1,000.
(12)	Represents value of net assets applicable to common stock plus total borrowings at the end of the period divided by the total borrowings at the end of the period multiplied by $25.
(13)	Based on daily closing market prices.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND II (NCZ)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD
	Year Ended January 31,			Fiscal Period March 1, 2021 to January 31, 2022 (1), (2)	Year Ended February 28/29
	2025 (1)	2024 (1)	2023 (1)		2021 (1)	2020 (1)
PER SHARE DATA:
Net asset value, beginning of period	$ 13.08	$ 14.52	$ 19.84	$ 23.16	$ 19.16	$ 20.12
Income (loss) from investment operations:
Net investment income (loss)(3)	0.62	0.60	0.72	0.76	1.36	1.92
Net realized and unrealized gain (loss)	2.14	(0.20)	(3.92)	(2.16)	4.80	(0.12)
Total from investment operations	2.76	0.40	(3.20)	(1.40)	6.16	1.80
Dividends on Preferred Shares from Net Investment Income:	(0.32)	(0.32)	(0.48)	(0.28)	(0.32)	(0.56)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	2.44	0.08	(3.68)	(1.68)	5.84	1.24
Dividends and Distributions to Shareholders:
Net investment income	(0.36)	(0.20)	(0.32)	(0.48)	(1.08)	(1.44)
Return of capital	(1.08)	(1.32)	(1.48)	(1.16)	(0.76)	(0.76)
Total dividends and distributions to shareholders	(1.44)	(1.52)	(1.80)	(1.64)	(1.84)	(2.20)
Preferred Shares Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred shares	—	—	0.16	—	—	—
Net asset value, end of period	$ 14.08	$ 13.08	$ 14.52	$ 19.84	$ 23.16	$ 19.16
Market value, end of period	$ 13.08	$ 11.52	$ 13.32	$ 18.48	$ 20.04	$ 18.16
Total return, net asset value(4), (5)	19.83%	0.76%	(17.84)%	(7.95)%	—% (6)	—% (6)
Total return, market value(4), (5)	27.69%	(1.94)%	(17.85)%	(0.19)%	22.81%	(6.98)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(7), (8), (9)	2.43%	2.74%	2.00% (10)	1.40%	1.44%	1.41%
Ratio of total expenses after interest expense to average net assets(7), (8)	2.55%	2.87%	2.18% (10)	1.55%	1.47%	1.41%
Ratio of net investment income (loss) to average net assets(7), (8)	4.59%	4.44%	4.57%	3.73%	7.18%	9.48%
Portfolio turnover rate(4)	118%	108%	72%	54%	73%	35%
Net assets, end of period (000’s)	$267,904	$248,849	$276,002	$377,882	$440,994	$364,382
Loan payable, end of period (000’s)	$ 25,000	$ 25,000	$ 95,000	$ —	$ —	$ —
Mandatory redeemable preferred shares, end of period (000’s)	$ 22,000	$ 22,000	$ —	$ —	$ —	$ —
Asset coverage, per $1,000 principal amount of loan payable(11)	$ 16,956	$ 16,194	$ 5,053	$ —	$ —	$ —
Asset coverage, per $25 liquidation preference per share of cumulative preferred shares and mandatory redeemable preferred shares(12)	$ 68	$ 65	$ 59	$ 60	$ 65	$ 58
Asset coverage per $25,000 liquidation preference per share of auction-rate preferred shares	N/A	N/A	N/A	$ 59,793	$ 65,454	$ 58,421
Cumulative Preferred shares average market value(13)	$ 21.08	$ 21.08	$ 23.53	$ 23.92	$ 25.64	$ 25.39

(1)	The Fund had a 1-for-4 reverse stock split effective February 10, 2025. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (see Note 13 in Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

	Year Ended January 31,			Fiscal Period March 1, 2021 to January 31, 2022	Year Ended February 28/29
	2025	2024	2023		2021	2020
Net Asset Value (prior to reverse stock split)	$3.52	$3.27	$3.63	$4.96	$5.79	$4.79
Market Price (prior to reverse stock split)	3.27	2.88	3.33	4.62	5.01	4.54

The above values represent end of period values for the years reported and for net asset value, the beginning of period values for the next fiscal year.

(2)	The Fund had a fiscal year end change from February 28 to January 31.
(3)	Calculated using average shares outstanding.
(4)	Not annualized for periods less than one year.
(5)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(6)	Return not disclosed.
(7)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(8)	Annualized for periods less than one year.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND II (NCZ)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD
(9)	Ratio of net expenses, before interest expense and auction agent fees and commissions, was 1.33%, 1.33%, 1.53%, 1.35%, 1.39% and 1.36% for the years ended January 31, 2025, 2024 and 2023, period ended January 31, 2022, years ended February 28/29, 2021 and 2020, respectively.
(10)	Inclusive of tender offer expenses of 0.03% for the year ended January 31, 2023.
(11)	Represents value of net assets applicable to common stock plus the loan payable, cumulative preferred shares, and mandatory redeemable preferred shares (cumulatively, “total borrowings”) at the end of the period divided by the loan payable at the end of the period multiplied by $1,000.
(12)	Represents value of net assets applicable to common stock plus total borrowings at the end of the period divided by the total borrowings at the end of the period multiplied by $25.
(13)	Based on daily closing market prices.
See Notes to Financial Statements

DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended January 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$ 20.85	$ 21.22	$ 27.25	$ 35.15	$ 24.81
Income (loss) from investment operations:
Net investment income (loss)(1)	0.15	0.02	(0.02)	(0.17)	0.01
Net realized and unrealized gain (loss)	4.47	1.77	(3.65)	0.09	12.71
Total from investment operations	4.62	1.79	(3.67)	(0.08)	12.72
Dividends and Distributions to Common Shareholders:
Net investment income	(1.60)	—	(2.16)	(2.02)	(1.19)
Net realized gains	—	—	(0.20)	(5.80)	(1.19)
Return of capital	(0.56)	(2.16)	—	—	—
Total dividends and distributions to common shareholders	(2.16)	(2.16)	(2.36)	(7.82)	(2.38)
Net asset value, end of period	$ 23.31	$ 20.85	$ 21.22	$ 27.25	$ 35.15
Market value, end of period	$ 22.92	$ 22.44	$ 22.62	$ 27.75	$ 32.25
Total return, net asset value(2)	23.35%	9.20%	(13.45)%	(2.32)%	—% (3)
Total return, market value(2)	12.80%	10.61%	(9.06)%	7.46%	40.11%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(4)	3.77%	3.95%	3.36%	2.47% (5)	2.84% (5)
Ratio of total expenses after interest expense to average net assets	3.87%	4.06%	3.49%	2.55% (5)	2.84% (5)
Ratio of net investment income (loss) to average net assets	0.68%	0.09%	(0.07)%	(0.48)% (5)	0.05% (5)
Portfolio turnover rate	148%	119%	94%	108%	128%
Net assets, end of period (000’s)	$241,791	$216,157	$219,853	$282,348	$363,899
Loan payable, end of period (000’s)	$ 75,000	$ 75,000	$ 75,000	$ 75,000	$ 75,000
Mandatory redeemable preferred shares, end of period (000’s)	$ 30,000	$ 30,000	$ 30,000	$ 30,000	$ 30,000
Asset coverage, per $1,000 principal amount of loan payable(6)	$ 4,624	$ 4,282	$ 4,331	$ 5,165	$ 6,252
Asset coverage ratio on total leverage (7)	330%	306%	309%	369%	447%
Asset coverage, per $25 liquidation preference per share of mandatory redeemable preferred shares(8)	$ 83	$ 76	$ 77	$ 92	$ 112

(1)	Calculated using average shares outstanding.
(2)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(3)	Return not disclosed.
(4)	Ratio of net expenses, before interest expense to average net assets was 1.65%, 2.28%, 2.17%, 1.85%, and 2.03% for the years ended January 31, 2025, 2024, 2023, 2022 and 2021, respectively.
(5)	Inclusive of excise tax expense of 0.04% and 0.05% for the years ended January 31, 2022 and 2021, respectively.
(6)	Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
(7)	Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the loan payable and mandatory redeemable preferred shares at the end of the period.
(8)	Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the loan payable and mandatory redeemable preferred shares at the end of the period multiplied by $25.
See Notes to Financial Statements

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended January 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$ 14.22	$ 14.19	$ 16.33	$ 15.21	$ 14.34
Income (loss) from investment operations:
Net investment income (loss)(1)	0.20	0.19	0.08	0.05	0.13
Net realized and unrealized gain (loss)	1.17	0.82	(1.22)	1.97	1.64
Total from investment operations	1.37	1.01	(1.14)	2.02	1.77
Dividends and Distributions to Shareholders:
Net investment income	(0.44)	(0.98)	(0.98)	(0.90)	(0.13)
Net realized gains	(0.73)	—	(0.02)	—	(0.48)
Return of capital	—	—	—	—	(0.29)
Total dividends and distributions to shareholders	(1.17)	(0.98)	(1.00)	(0.90)	(0.90)
Net asset value, end of period	$ 14.42	$ 14.22	$ 14.19	$ 16.33	$ 15.21
Market value, end of period	$ 13.05	$ 12.18	$ 12.31	$ 14.73	$ 13.28
Total return, net asset value(2)	9.90%	7.60%	(6.71)%	13.39%	—% (3)
Total return, market value(2)	17.41%	7.37%	(9.24)%	17.77%	9.71%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets	0.96%	0.96%	0.96%	0.96%	0.96%
Ratio of total expenses to average net assets	1.06%	1.06%	1.08%	1.06%	0.96%
Ratio of net investment income (loss) to average net assets	1.39%	1.39%	0.58%	0.28%	0.94%
Portfolio turnover rate	58%	102%	60%	63%	104%
Net assets, end of period (000’s)	$1,367,398	$1,347,891	$1,345,311	$1,548,372	$1,441,666

(1)	Calculated using average shares outstanding.
(2)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(3)	Return not disclosed.
See Notes to Financial Statements

EQUITY & CONVERTIBLE INCOME FUND (NIE)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended January 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$ 23.82	$ 22.43	$ 30.32	$ 30.91	$ 24.89
Income (loss) from investment operations:
Net investment income (loss)(1)	0.21	0.18	0.11	(0.09)	0.06
Net realized and unrealized gain (loss)	4.49	3.21	(4.02)	2.77	7.48
Total from investment operations	4.70	3.39	(3.91)	2.68	7.54
Dividends and Distributions to Shareholders:
Net investment income	(1.97)	(1.11)	(2.00)	(1.52)	(0.09)
Net realized gains	(0.03)	—	(1.98)	(1.75)	(1.43)
Return of capital	—	(0.89)	—	—	—
Total dividends and distributions to shareholders	(2.00)	(2.00)	(3.98)	(3.27)	(1.52)
Net asset value, end of period	$ 26.52	$ 23.82	$ 22.43	$ 30.32	$ 30.91
Market value, end of period	$ 24.91	$ 21.33	$ 20.28	$ 27.33	$ 27.78
Total return, net asset value(2)	20.45%	16.05%	(12.54)%	8.22%	—% (3)
Total return, market value(2)	27.08%	15.95%	(10.96)%	9.80%	28.21%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets	1.07%	1.07%	1.07%	1.12% (4)	1.07%
Ratio of total expenses to average net assets	1.16%	1.17%	1.18%	1.22% (4)	1.07%
Ratio of net investment income (loss) to average net assets	0.84%	0.78%	0.41%	(0.28)% (4)	0.24%
Portfolio turnover rate	152%	104%	76%	71%	85%
Net assets, end of period (000’s)	$734,879	$659,977	$621,644	$840,257	$856,449

(1)	Calculated using average shares outstanding.
(2)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(3)	Return not disclosed.
(4)	Inclusive of excise tax expense of 0.05% for the year ended January 31, 2022.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
January 31, 2025
Note 1. Organization
Artificial Intelligence & Technology Opportunities Fund (AIO), Convertible & Income Fund (NCV), Convertible & Income Fund II (NCZ), Diversified Income & Convertible Fund (ACV), Dividend, Interest & Premium Strategy Fund (NFJ), and Equity & Convertible Income Fund (NIE) (each, a “Fund” and, collectively, the “Funds”), were organized as Massachusetts business trusts on May 24, 2019, January 17, 2003, April 22, 2003, March 10, 2015, December 12, 2006, and August 20, 2003, respectively. The Funds are each organized and registered as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. The Funds’ investment objectives are outlined in the Manager’s Discussion of Fund Performance pages.
Note 2. Significant Accounting Policies
The Funds are investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Funds’ Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities and leveraged loans are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2025
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs and MLPs investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT and MLP after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
AIO, NCV, NCZ and ACV declare distributions on a monthly basis. NFJ and NIE declare distributions on a quarterly basis. Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
AIO and ACV have a Managed Distribution Plan which currently provides for the Funds to make a monthly distribution of $0.15 per share and $0.18 per share, respectively. NIE and NFJ have a Managed Distribution Plan which currently provides for the Funds to make a quarterly distribution of $0.50 per share and $0.305 per share, respectively.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Convertible Securities
The Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2025
their potential for capital appreciation, and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.
H.	Payment-In-Kind Securities
The Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
I.	When-Issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
J.	Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
A Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the applicable Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
K.	Warrants
The Funds may receive warrants. Warrants are securities that are usually issued together with a debt instrument or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt instruments. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt instruments at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
L.	Cash and Cash Equivalents
Cash and cash equivalents include deposits held at financial institutions, and are inclusive of dollar denominated cash, foreign currency, and deposit with brokers for written options.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2025
M.	Segment Reporting
Accounting Standards Codification (“ASC”) 280, Segment Reporting, established disclosure requirements relating to operating segments in financial statements. The Funds have adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which is intended to enhance reportable operating segment disclosure requirements. Operating segments are defined as components of a reporting entity about which separate financial information, including disclosures about income and expenses, is available that is regularly evaluated by the chief operating decision maker (“CODM”) in deciding how to allocate resources and assess the Funds’ performance. Each Fund is structured as an investment company and represents a single operating segment. Subject to the oversight and, when applicable, approval of each Fund’s Board of Trustees, the Funds’ Investment Adviser acts as the respective Fund’s CODM. The CODM monitors each Fund’s operating results as a whole, and each Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on its defined investment objective. The financial information provided to and reviewed by the CODM is consistent with that presented in each Fund’s financial statements. Adoption of the new standard impacted each Funds’ financial statement note disclosures only and did not affect any Fund’s financial position or the results of its operations.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.	Options Contracts
The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price.
When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Written options are reported as a liability within “Written options at value.” Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) from written options” in the Statements of Operations.
If an option expires unexercised, the Fund realizes a gain to the extent of the premium received. If a written call option is exercised, the premium received is recorded as an adjustment to the proceeds from the sale. If a written put option is exercised, the premium reduces the cost basis of the security. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or loss. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statements of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the referenced security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.
During the year ended January 31, 2025, ACV, NFJ and NIE invested in written covered call options contracts in an attempt to manage equity price risk and with the purpose of generating realized gains.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Assets and Liabilities at January 31, 2025:

Statement Line Description	Primary Risk	ACV	NFJ	NIE
Liability Derivatives
Written options at value	Equity contracts	$ (19)	$ (1,329)	$ (103)
Total Liabilities		$ (19)	$ (1,329)	$ (103)

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2025
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Operations for the year ended January 31, 2025:
Statement Line Description	Primary Risk	ACV	NFJ	NIE
Net Realized Gain (Loss) from
Written options	Equity contracts	$ 42	$1,700	$ 242
Total		$ 42	$1,700	$ 242
Net Change in Unrealized Appreciation (Depreciation) on
Written options	Equity contracts	$ (7)	$ (341)	$ (37)
Total		$ (7)	$ (341)	$ (37)

The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by the applicable Funds for the year ended January 31, 2025.
	ACV	NFJ	NIE
Written Options(1)	$18	$945	$94
(1) Average premium amount.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, LLC. (“VIA” or the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadviser.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily total managed assets of each Fund:

Fund	Advisory Fee
AIO	1.25%
NCV	0.70
NCZ	0.70
ACV	1.00
NFJ	0.90
NIE	1.00
AIO defines total managed assets as the total assets of the Fund (including assets attributable to any borrowings, issued debt securities or preferred shares that may be outstanding, reverse repurchase agreements and dollar rolls) minus accrued liabilities (other than liabilities representing borrowings, issued debt securities, reverse repurchase agreements and dollar rolls). NCV and NCZ define total managed assets as the total assets of each Fund (including any assets attributable to any Preferred Shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). ACV defines total managed assets as the total assets of the Fund (including assets attributable to any preferred shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). NFJ and NIE define total managed assets as the total assets of each Fund (including assets attributable to any borrowing that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2025
B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the year is as follows:
Fund	Subadviser
AIO	Voya IM(1)
NCV	Voya IM(1)
NCZ	Voya IM(1)
ACV	Voya IM(1)
NFJ (Equity and Options Portfolios)	NFJ Investment Group(2)
NFJ (Fixed Income Portfolio)	Voya IM(1)
NIE	Voya IM(1)

(1) Voya Investment Management Co. LLC (“Voya IM”).
(2) NFJ Investment Group, LLC (“NFJ Investment Group”), which is an indirect, wholly-owned subsidiary of Virtus.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exclusions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through January 31, 2026. Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The reimbursements are accrued daily and received monthly.

Fund	Expense Limitation
AIO	0.09%
NCV	0.13
NCZ	0.15
ACV	0.17
NFJ	0.06
NIE	0.07
The exclusions include investment advisory fees paid to VIA, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund expenses and dividend expenses, if any (each expressed as a percentage of average daily net assets attributable to common shares).
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the year ending January 31:

	Expiration
Fund	2026	2027	2028	Total
AIO	$ 894	$ 699	$ 761	$ 2,354
NCV	720	453	421	1,594
NCZ	535	334	305	1,174
ACV	302	225	224	751
NFJ	1,590	1,373	1,307	4,270
NIE	783	613	605	2,001
During the year ended January 31, 2025, the Adviser did not recapture expenses.
E.	Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Funds. For the services provided by the administrator under the Administration Agreement, the Funds pay the administrator an asset-based fee calculated on each Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
For the year ended January 31, 2025, the Funds incurred administration fees totaling $4,241 which are included in the Statements of Operations within the line item “Administration and accounting fees”.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2025
F.	Trustees’ Fees
For the year ended January 31, 2025, the Funds incurred Trustees’ fees totaling $250 which are included in the Statements of Operations within the line item “Trustees’ fees and expenses”.
G.	Payment from Affiliate
During the year ended January 31, 2025, the AIO Fund was reimbursed $15 by the Subadviser for losses incurred due to trade error during the period. There was no impact to the Fund’s total return.
H.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that is, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees/Directors, and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the year ended January 31, 2025, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
I.	Trustee Deferred Compensation Plan
The Trustees do not currently receive any pension or retirement benefits from the Funds. In calendar year 2018 and certain prior periods, the Funds maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the respective Fund on a current basis, but instead to receive in a subsequent period chosen by the Independent Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Virtus Investment Trust (formerly known as Allianz Funds) and Virtus Strategy Trust (formerly known as Allianz Funds Multi-Strategy Trust) selected by the Independent Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar years 2019 and 2020 were paid in cash, on a current basis. The Funds still have obligations with respect to Independent Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.
Effective March 2021, each Fund provides a new deferred compensation plan (“New Plan”) for its Trustees who receive compensation from the Funds. Under the New Plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Funds, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Prepaid expenses and other assets” in the Statements of Assets and Liabilities at January 31, 2025.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities, short-term securities and written options) during the year ended January 31, 2025, were as follows:
	Purchases	Sales
AIO	$803,887	$ 871,034
NCV	593,608	649,823
NCZ	463,933	507,436
ACV	460,677	500,078
NFJ	774,703	915,392
NIE	976,613	1,058,568
There were no purchases or sales of long-term U.S. government and agency securities during the year ended January 31, 2025.
Note 6. Federal Income Tax Information
($ reported in thousands)
At January 31, 2025, the approximate aggregate cost basis and unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AIO	$ 773,397	$ 152,810	$ (7,844)	$ 144,966
NCV	546,106	45,639	(37,644)	7,995
NCZ	412,078	35,821	(28,378)	7,443

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2025
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ACV	$ 323,181	$ 27,964	$ (10,053)	$ 17,911
ACV (Written options)	(15)	2	(6)	(4)
NFJ	1,233,880	164,394	(74,496)	89,898
NFJ (Written options)	(901)	240	(668)	(428)
NIE	657,955	79,045	(21,293)	57,752
NIE (Written options)	(80)	12	(35)	(23)
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended January 31, 2025, the Funds’ capital loss carryovers were as follows:
Fund	Short-Term	Long-Term
NCV	$78,716	$194,875
NCZ	59,810	155,310
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
Fund	Undistributed Long-Term Capital Gains	Capital Loss Deferred
AIO	$35,576	$ —
NCV	—	273,591
NCZ	—	215,120
NFJ	1,279	—
NIE	31,407	—
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal years ended January 31, 2025 and 2024 was as follows:
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
AIO
1/31/25	$ 36,654	$ 25,168	$ —	$ 61,822
1/31/24	4,509	12,576	44,729	61,814
NCV
1/31/25	15,298	—	27,199	42,497
1/31/24	11,196	—	32,838	44,034
NCZ
1/31/25	12,934	—	20,463	33,397
1/31/24	9,793	—	24,745	34,538
ACV
1/31/25	16,572	—	5,833	22,405
1/31/24	—	—	22,389	22,389
NFJ
1/31/25	41,335	69,583	—	110,918
1/31/24	92,906	—	—	92,906
NIE
1/31/25	54,494	924	—	55,418
1/31/24	25,256	5,456	24,706	55,418
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2025
Note 7. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if such Fund did not concentrate its investments in such sectors.
Each of AIO, NCV, NCZ and ACV leverages its portfolio through preferred shares, securities lending, senior secured notes and/or margin loan financing. While leverage presents opportunities for increasing each Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by each Fund would be magnified to the extent each Fund is leveraged.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
Note 8. Liquidity Facility and Securities Lending
($ reported in thousands)
AIO, NCV and NCZ have a Master Margin Loan Agreement (the “MMLA”) and a Securities Lending Authorization Agreement (the “SLAA” and together with the MMLA, the “BNY Facilities”) with The Bank of New York (“BNY”). Under the MMLA the Funds pledge their assets as collateral to secure obligations but retain the risks and rewards of the ownership of assets pledged to secure such obligations.
Under the SLAA, the Funds may loan securities to qualified brokers through a securities lending agency agreement with BNY. Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash which is invested in a short-term money market fund and/or released to each Fund to be used for liquidity purposes in conjunction with the MMLA. Cash collateral received from securities lending is first credited against borrowings under the MMLA. Upon return of securities by the borrower, BNY returns the cash collateral to the borrower, as applicable, which eliminates the credit against the borrowings and causes the drawdowns under the MMLA to increase by the amounts returned. The securities lending program is subject to the same limits and interest rate structure as the MMLA. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNY for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under the SLAA which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At January 31, 2025, the securities loaned were subject to the SLAA on a net payment basis as follows:
Fund	Value of Securities on Loan	Cash Collateral Invested in Short-Term Money Market Fund(1)	Cash Collateral used for borrowing(2)	Net Amount(3)
AIO	$26,261	$2,282	$ 23,979	$ —
NCV	42,392	9,999	32,393	—
NCZ	27,801	3,898	23,903	—
(1)	Amount invested in a Money Market Mutual Fund with an Overnight and Continuous contractual maturity.
(2)	Collateral received in excess of the value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.
(3)	Net amount represents the net amount receivable due from the counterparty in the event of default.
At January 31, 2025, the maximum capital commitment amounts under the MMLA were $130,000, $34,000 and $25,000, respectively, for AIO, NCV and NCZ. Interest on amounts drawn under each MMLA is charged at a daily rate, and a commitment fee is paid on the undrawn amounts as agreed to in the MMLA. As of January 31, 2025, AIO, NCV and NCZ used cash collateral received from the SLAA to purchase long term investments and/or invest the amount in a short-term money market fund. These investments are included in the line item “Investments in Securities, at value” on the Statements of Assets and Liabilities. The securities on loan under the SLAA and securities pledged as collateral under the MMLA are reflected on the Schedule of Investments. Any amounts payable under the MMLA/SLAA are reflected in the Statements of Assets and Liabilities as “Loan Payable” and/or “Collateral on securities loaned.” The interest rate charged at January 31, 2025 was 4.68% for AIO, 4.68% for NCV and 4.68% for NCZ. The expense is included in the Funds’ Statements of Operations under “Loan interest”.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2025
For the year ended January 31, 2025, the outstanding borrowings, average borrowings, average interest rate and interest expense under the BNY Facilities were as follows:
Fund	Outstanding Borrowings	Average Borrowing	Weighted Average Interest Rate	Days Outstanding	Loan Interest Expense
AIO	$130,000 (a)	$130,000	5.66%	366	7,476
NCV	34,000 (b)	34,000	5.74	366	1,985
NCZ	25,000 (b)	25,000	5.70	366	1,450
(a)	Represents $30,000 received through the SLAA and $100,000 received through the MMLA
(b)	Full amount received through the SLAA.
Note 9. Long-Term Financing Arrangements
($ reported in thousands except per share amounts)
A. Mandatory Redeemable Preferred Shares
On October 2, 2015, ACV completed a private placement with a single institutional investor, consisting of $30,000 in Series A Mandatory Redeemable Preferred Shares (“MRPS”) with a mandatory redemption date of October 2, 2025.
On May 26, 2023, NCV and NCZ each completed a MRPS private placement with a single institutional investor. NCV issued $51,000 in Series A MRPS with a mandatory redemption date of May 26, 2028, and $15,000 in Series B MRPS with a mandatory redemption date of May 26, 2030. NCZ issued $22,000 in Series A MRPS with a mandatory redemption date of May 26, 2028.
The estimated fair value of Series A and B (as applicable) MRPS was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury yield with a similar maturity date, plus the spread between the A-rated U.S. Corporate rate and the current U.S. Treasury yield plus a market spread for the issuance of preferred shares. The MRPS are categorized as Level 2 within the fair value hierarchy.
The following table summarizes the key terms of the MRPS and their estimated fair value at January 31, 2025:
Fund	Mandatory Redemption Date	Annual Dividend Rate	Shares	Per Share Liquidation Preference	Aggregate Liquidation Preference	Estimated Fair Value
ACV Series A	October 2, 2025	4.34%	1,200,000	$25.00	$30,000	$29,798
NCV Series A	May 26, 2028	5.95%	2,040,000	$25.00	$51,000	$51.941
NCV Series B	May 26, 2030	5.95%	600,000	$25.00	$15,000	$15,189
NCZ Series A	May 26, 2028	5.95%	880,000	$25.00	$22,000	$22,406
Holders of MRPS are entitled to receive a quarterly dividend at an annual fixed dividend rate, subject to upward adjustment (by as much as 4.00%) during any period when the MRPS have a rating of below “A” from Fitch for ACV or below “A” from KBRA for NCV and NCZ, or the equivalent from another rating agency (with the rate increasing at lower rating levels). Interest expense is accrued daily and paid quarterly and are presented in the applicable Fund’s Statement of Assets & Liabilities as “Interest on mandatory redeemable preferred shares”. For the year ended January 31, 2025, ACV incurred $1,302, NCV incurred $3,927 and NCZ incurred $1,309 in interest expense on MRPS. The MRPS are senior, with priority in all respects, to the respective Fund’s outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MRPS rank pari passu with any and all other preferred shares issued by the respective Fund, and rank junior to the Fund’s indebtedness, including any Notes, Margin Loan Financing, Liquidity Facility and any other senior secured indebtedness. Each of ACV, NCV and NCZ may redeem all or any part of its MRPS at any time, subject to certain redemption premiums. With respect to the MRPS, each Fund is subject to periodic asset coverage testing. If a Fund’s asset coverage is insufficient, it may be required to redeem some or all of its MRPS.
NCV and NCZ incurred costs in connection with the issuance of the MRPS. These costs were recorded as a deferred offering cost and are being amortized over the respective life of each series of MRPS. Amortization of these deferred offering costs of $166 for NCV and $69 for NCZ are included under the caption “Interest on mandatory redeemable preferred shares and amortization of deferred offering costs on preferred shares” on the Statement of Operations, and the unamortized balance is deducted from the carrying amount of the MRPS under the caption “Mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.
B. Senior Secured Notes
On October 2, 2015, ACV completed a private placement with a single institutional investor, consisting of $50,000 in Senior Secured Notes (“Notes”) due November 22, 2029.
At January 31, 2025, ACV had $50,000 in aggregate principal amount of Notes outstanding. The Notes rank pari passu with all other senior debt of ACV, including the Margin Loan Financing, and are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Margin Loan Financing. The Notes are senior, with priority in all respects, to the MRPS and the outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Notes accrue interest at an annual fixed rate of 3.94%. The Notes will be subject to a penalty interest rate if ratings fall below A- from Fitch or the equivalent from another agency. The Notes are

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2025
prepayable in whole or in part at any time, subject to a prepayment premium, which may be adjusted under some circumstances based on asset coverage levels. Interest expense of $1,970 is included in the ACV’s Statement of Operations.
The estimated fair value of the Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury yield with a similar maturity date, plus the spread between the A-rated U.S. Corporate rate and the current U.S. Treasury yield with a similar maturity date, plus a market spread for the issuance of Notes. The senior secured notes are categorized as level 2 within the fair value hierarchy.
The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value of the Notes outstanding at January 31, 2025:
Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
November 22, 2029	3.94%	$50,000	$47,328
With respect to the Notes, the Fund is subject to monthly asset coverage tests that mirror those applicable to closed-end funds set forth in Section 18 of the 1940 Act, as well as periodic asset coverage tests that are tied to rating agency criteria, in each case subject to various terms and conditions. A breach of any of these tests, after the passage of a cure period, would constitute an event of default under the Notes. The agreements governing the MRPS and Notes impose certain additional customary covenants and restrictions on the Fund, including, among others, restrictions on distributions and a requirement that the Fund adhere to its stated investment policies.
Note 10. Margin Loan Financing
($ reported in thousands)
ACV has entered into a margin loan financing agreement with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank. Cash borrowings are secured by assets of the ACV that are held with the Fund’s custodian in a separate account. Interest is charged at the Secured Overnight Bank Funding Rate plus an additional percentage rate on the amount borrowed.
For the year ended January 31, 2025, the weighted average daily balance outstanding was $25,000 at the weighted average interest rate of 6.13%. With respect to the margin loan financing, loan interest expense of $1,557 is included in the ACV’s Statement of Operations.
At January 31, 2025, the amount of outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$25,000	5.40%
Note 11. Cumulative Preferred Shares
($ reported in thousands except per share amounts)
In September 2018, NCV and NCZ each issued fixed-rate Series A Cumulative Preferred Shares. The shares are perpetual. To the extent permitted by the 1940 Act and Massachusetts law, the Funds may at any time, upon notice of redemption, redeem the Series A Cumulative Preferred Shares in whole or in part at the liquidation preference per share plus accumulated dividends through the date of redemption. Dividends are paid on a quarterly basis and commenced on October 1, 2018, with the first such payment pro-rated from the date of issuance.
The following table shows the details of the Cumulative Preferred Shares as of January 31, 2025:
Fund	Issue Date	Annual Dividend Rate	Shares	Per Share Liquidation Preference	Aggregate Liquidation Preference
NCV	09/20/2018	5.625%	4,000,000	$25.00	$100,000
NCZ	09/11/2018	5.500	4,360,000	25.00	109,000
Note 12.  Indemnifications
Under the Funds’ organizational documents, the Funds, Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.
Note 13. Capital Shares
At January 31, 2025, each Fund has one class of common stock with $0.00001 par value of which unlimited shares are authorized.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2025
Effective at the start of trading on Monday, February 10, 2025, NCV and NCZ implemented a 1-for-4 reverse stock split. NCV and NCZ shares are now trading on a split-adjusted basis under new CUSIP numbers (NCV: 92838X805 and NCZ: 92838U801). The net effect of the Funds’ reverse stock split was to decrease the number of the Funds’ outstanding common shares and increase the net asset value per common share by a proportionate amount. While the number of the Funds’ outstanding common shares declined, neither the Funds’ holdings nor the total value of shareholders’ investments were affected. Immediately after the reverse stock split, each common shareholder held the same percentage of the Funds’ outstanding common shares that such shareholder held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Capital share activity referenced on the Statement of Changes in Net Assets and the per share data, including the proportionate impact to market price, in the Financial Highlights table have been restated to reflect the reverse stock split.
Note 14. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. The following Funds held securities that were considered to be restricted at January 31, 2025:
Fund	Investment	Date of Acquisition	Cost	Value	Percentage of Net Assets
NCV	LiveStyle, Inc.	2/3/16-11/30/16	$ —	$ —	0.0%
	LiveStyle, Inc. Series B	2/3/16	411	419	0.1
NCZ	LiveStyle, Inc.	2/3/16-11/30/16	—	—	0.0
	LiveStyle, Inc. Series B	2/3/16	411	420	0.1
ACV	LiveStyle, Inc.	2/3/16-11/30/16	—	—	0.0
	LiveStyle, Inc. Series B	2/3/16-11/30/16	62	63	0.0
Note 15. Regulatory Matters and Litigation
From time to time, the Funds, the Adviser, the subadvisers, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Funds and the Adviser believe that the outcomes of such matters are not likely, either individually, or in aggregate, to be material to these financial statements.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following event requires recognition or disclosure in these financial statements.
On February 18, 2025, NFJ announced that the Board of Trustees adopted a share purchase program to repurchase, at a discount to NAV, up to 5% of its outstanding common shares in open market transactions.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund, and Virtus Equity & Convertible Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund, and Virtus Equity & Convertible Income Fund (hereafter collectively referred to as the “Funds”) as of January 31, 2025, the related statements of operations and the statements of cash flows for Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, and Virtus Diversified Income & Convertible Fund for the year ended January 31, 2025, the statements of changes in net assets for each of the two years in the period ended January 31, 2025, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2025, the results of each of their operations and the cash flows for Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, and Virtus Diversified Income & Convertible Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2025, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2025, by correspondence with the custodian, transfer agents, issuer, and brokers. When replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 26, 2025
We have served as the auditor of one or more of the investment companies in the Virtus group of investment companies since at least 1977. We have not been able to determine the specific year we began serving as auditor.

TAX INFORMATION NOTICE (Unaudited)
January 31, 2025
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2025, the Funds will notify applicable shareholders of amounts for use in preparing 2024 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended January 31, 2025, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Fund	Qualified Dividend Income % (non-corporate shareholder)	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
AIO	10.96%	9.50%	$ 60,743
NCV	6.36	6.36	—
NCZ	6.81	6.81	—
ACV	9.61	9.39	—
NFJ	53.93	49.69	35,981
NIE	10.48	10.10	32,332

CERTIFICATION
Each Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. Each Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of each Fund. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that each Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by each Fund’s Board. You may obtain a description of these procedures, along with information regarding how each Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.
ADDITIONAL INFORMATION
Since January 31, 2024: (i) there have been no material changes in the Funds’ investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Funds’ charter or by-laws that would delay or prevent a change in control of the Funds’ which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds.
Additional information relating to the Funds’ trustees and officers, and other information found elsewhere in this annual report, may be requested by contacting the Funds’ at the address provided on the back cover of this report.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation.
Principal Strategies: Under normal market conditions, the Fund seeks to achieve its investment objective by investing across the capital structure in companies across a broad range of industries and technologies positioned to benefit from the evolution and disruptive power of artificial intelligence and other new technologies. The Fund seeks to invest in companies, across a wide range of industries and market capitalizations, that produce, design or market artificial intelligence technologies or other new technologies, use artificial intelligence or other new technologies in their product development or operations or are expected to benefit significantly from artificial intelligence or other new technologies and related developments.
Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a combination of convertible securities, equity securities, and debt and other income producing instruments. The Fund attempts to reduce the risk of capital loss through, among other things, independent credit analysis focused on downgrade and default risks and the implementation of a clearly defined sell discipline strategy. The Fund normally does not invest more than 20% of its managed assets in income producing securities (such limit does not apply to convertible securities).
The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of securities issued by artificial intelligence companies and in other companies that stand to benefit from artificial intelligence and other technology opportunities. The Fund considers artificial intelligence to mean the use of systems or other technologies able to either perform tasks that normally involve human intelligence, such as visual perception, speech recognition and decision-making, or leverage data-driven insights to deliver new solutions.
Under normal circumstances, at least 15% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in artificial intelligence companies. The Fund normally invests at least 30% of its managed assets in convertible securities. The Fund does not normally invest more than 20% of its managed assets in high yield securities (such limit does not apply to convertible securities). The Fund normally invests at least 30% of its managed assets in equity securities. The Fund does not normally invest more than 30% of its managed assets in securities of foreign issuers.
Leverage. The Fund currently does, but is not required to, maintain leverage in the form of indebtedness.
Principal Risks:
Artificial Intelligence-Related Companies: Companies involved in, or exposed to, artificial intelligence-related businesses may have limited product lines, markets, financial resources and/or personnel. These companies typically face intense competition and potentially rapid product obsolescence and depend significantly on consumer preference and demand. These companies are also heavily dependent on intellectual property rights and may be adversely impacted by the loss or impairment of such rights. There can be no assurance that these companies will be able to successfully protect their intellectual property rights to prevent the misappropriation of their technology or that competitors will not develop technology that is substantially similar or superior to their technology. Legal and regulatory changes, particularly those related to information privacy and data protection, may have a negative impact on an artificial intelligence company’s products or services. Artificial intelligence companies often spend significant amounts of resources on research and development, and there is no guarantee that the products or services they produce will be successful. Artificial intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The artificial intelligence companies in which the Fund may invest may not be identified by or widely known for any particular artificial intelligence product or service, but rather use artificial intelligence in their product development or deployment or are expected to benefit substantially from artificial intelligence and related developments.
Technology-Related: Funds that make significant investments in the technology sectors will be subject to risks particularly affecting technology or technology-related companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility, limited operating histories and management experience, and patent and other intellectual property considerations.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Sector Focused Investing: Events negatively affecting a particular market sector in which the portfolio focuses its investments may cause the value of the portfolio to decrease.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Limited Term: The Fund will terminate on or around October 29, 2031 absent Trustee and shareholder approval to amend the limited term provision of the Fund’s Amended and Restated Agreement and Declaration of Trust, as provided therein. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: The Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution at the rate of $0.15 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.

CONVERTIBLE & INCOME FUND (NCV)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income.
Principal Strategies: In selecting investments for the Fund, Voya IM attempts to identify issuers that successfully adapt to change. Voya IM uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. Voya IM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. Voya IM’s sell discipline is clearly defined and designed to drive the Fund’s portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.
Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund’s assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund’s investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities.
The Fund may invest up to 20% of its total assets in securities other than convertible securities and non-convertible income-producing securities.
The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries.
Leverage. The Fund currently does, but is not required to, maintain leverage in the form of auction-rate preferred shares and cumulative preferred shares.
Principal Risks:
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

CONVERTIBLE & INCOME FUND (NCV)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.

CONVERTIBLE & INCOME FUND II (NCZ)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income.
Principal Strategies: In selecting investments for the Fund, Voya IM attempts to identify issuers that successfully adapt to change. Voya IM uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. Voya IM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. Voya IM’s sell discipline is clearly defined and designed to drive the Fund’s portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.
Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund’s assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund’s investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities.
The Fund may invest up to 20% of its total assets in securities other than convertible securities and non-convertible income-producing securities.
The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries.
Leverage. The Fund currently does, but is not required to, maintain leverage in the form of auction-rate preferred shares and cumulative preferred shares.
Principal Risks:
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

CONVERTIBLE & INCOME FUND II (NCZ)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.

DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss.
Principal Strategies:
Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a combination of convertible securities, debt and other income-producing instruments and common stocks and other equity securities. It is expected that substantially all of the Fund’s debt instruments and  a substantial portion of its convertible securities will consist of securities rated below investment grade or unrated but determined by Voya IM to be of comparable quality (sometimes referred to as “high yield securities” or “junk bonds”). The allocation of the Fund’s investments across these asset classes will vary from time to time, based upon the portfolio managers’ assessment of economic conditions and market factors, including equity price levels, interest rate levels and their anticipated direction, such that an asset class may be more heavily weighted in the Fund’s portfolio than the other classes at any time and from time to time, and sometimes to a substantial extent. The Fund also expects to normally employ a strategy of writing (selling) covered call options on the stocks held in the equity portion of the portfolio. The Fund may write covered call options on approximately 30% to 80% of the Fund’s common stocks from time to time, depending on market conditions, with respect to up to approximately 70% of the value of each position.
The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of convertible securities, income-producing equity securities and income-producing debt and other instruments of varying maturities. For purposes of this policy, “income-producing equity securities” include, among other instruments, dividend-paying common and preferred stocks.
The Fund will normally invest at least 50% of its managed assets in convertible securities.
The Fund currently does, but is not required to, maintain leverage in the form of preferred shares, borrowed money and issued debt securities.
Principal Risks:
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.

DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Limited Term: The Fund will terminate on the first business day following the fifteenth anniversary of the effective date of its registration statement, May 22, 2030, absent Trustee and shareholder approval to amend the limited term provision of the Fund’s Amended and Restated Agreement and Declaration of Trust, as provided therein. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.
Option Strategy: The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its strategy of writing covered call options on a portion of its portfolio securities. There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: The Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution at the rate of $0.18 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation.
Principal Strategies: The Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks (the “Equity Component”) and income-producing convertible securities (the “Convertible Component”). The Fund employs a strategy of writing (selling) call options on equity indexes such that the underlying value of the indexes is within a range of approximately 75% to 100% of the net asset value of the Equity Component under normal market conditions, subject to future fluctuations in the assets attributable to the Equity Component.
On an annual basis, if the allocation of the Fund’s assets falls outside the ranges of 70% to 80% for the Equity Component and 20% to 30% for the Convertible Component, the Fund’s subadvisers will cause a rebalancing of the Fund’s portfolio such that each Component’s allocation is adjusted back to a point within its range in relative percentages determined by the subadvisers. In addition, the subadvisers may, but are not required to, cause the Fund to rebalance the Components to any point within their respective ranges at any time during the course of a year. The weighting of the Components may otherwise vary significantly from the enumerated ranges from time to time.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities and other instruments that provide dividends, interest or option premiums. The Equity Component will ordinarily consist principally of dividend-paying common stocks, but may also include preferred stocks and dividend-paying real estate investment trusts. The Convertible Component will ordinarily consist of convertible securities, including synthetic convertible securities, and may include convertible securities that are of below investment grade quality.
The Fund may invest up to 10% of its total assets in securities issued by master limited partnerships (“MLPs”).
Principal Risks:
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Option Strategy: The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its strategy of writing covered call options on equity indexes. There are several risks associated with transactions in options on indexes. As the writer of a call option, the Fund retains the risk of loss should the price of the underlying index decline.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
MLPs and MLP Affiliates: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital and conflicts of interest with the general partner. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.
Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.
The performance of securities issued by MLP affiliates, including MLP I-Shares and common shares of corporations that own general partner interests, primarily depend on the performance of an MLP. As such, results of operations, financial condition, cash flows and distributions for MLP affiliates primarily depend on an MLP’s results of operations, financial condition and cash flows. The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by the MLP affiliates. Securities of MLP I-Shares may trade at a market price below that of the MLP affiliate and may be less liquid than securities of their MLP affiliate.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: The Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a quarterly distribution at the rate of $0.28 per share for distributions after March 1, 2024; prior to March 1, 2024, the rate for NFJ was $0.245 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.

EQUITY & CONVERTIBLE INCOME FUND (NIE)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to seek total return comprised of capital appreciation, current income and gains.
Principal Strategies: The Fund pursues its investment objective by investing in a diversified portfolio of equity securities (the “Equity Component”) and income-producing convertible securities (the “Convertible Component”). The Fund also employs a strategy of writing (selling) call options on the stocks held in the Equity Component as well as on equity indexes, generally with respect to up to approximately 70% of the value of the securities in the Equity Component. The extent of the Fund’s use of this options strategy will vary depending on market conditions and other factors, and the Fund may determine from time to time to write call options on only a portion, or none, of the stocks in the Equity Component.
The percentage of the Fund’s total assets represented by each Component is expected to vary based on relative investment performance and the subadviser’s views regarding market conditions and other factors. The Fund expects that each Component will generally vary within the following ranges: 40% to 80% for the Equity Component and 20% to 60% for the Convertible Component. The risk/return profile of the Fund (taken as a whole) will vary according to the level of total assets allocated to each Component. The subadviser will normally attempt to maintain the portfolio of the Convertible Component with an average credit quality that is investment grade.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of equity securities and income-producing convertible securities.
The Fund may also invest up to 20% of its total assets in non-convertible income-producing securities.
Principal Risks:
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Option Strategy: The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its strategy of writing covered call options on a portion of its portfolio securities. There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.

EQUITY & CONVERTIBLE INCOME FUND (NIE)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Managed Distribution Plan: The Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a quarterly distribution at the rate of $0.50 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.

VIRTUS CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN (Unaudited)
Holders of common shares of beneficial interest (the “Common Shares”) of each of the Virtus-sponsored closed-end investment companies listed on Appendix A [which covers all the funds included in this report] hereto, as it may be amended from time to time (each a “Fund”), whose Common Shares are registered with the Agent (as defined below) (the “Registered Common Shareholders” or “Shareholders”), will automatically be enrolled (those so enrolled, the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows with respect to each such Fund:
1. THE PLAN AGENT. Computershare Trust Company, N.A. (the “Agent”) will act as Agent for each Participant. The Agent will open an account for each Participant under the Plan with respect to the Fund in the same name in which his or her outstanding Common Shares of the Fund are registered with the Agent.
2. AUTOMATIC REINVESTMENT FOR PARTICIPANTS / CASH OPTION ELECTION. On behalf of each Participant, the Agent will automatically reinvest each Fund’s distributions of income, capital gains and returns of capital (together, “Distributions”) in Common Shares as described herein as of the first record date for a Distribution by the Fund to shareholders following the date on which the Participant becomes a shareholder of record of the Fund. In accordance with the foregoing, each Registered Common Shareholder will have all Distributions on his or her Common Shares automatically reinvested in additional Common Shares, unless such Shareholder elects to not be a Participant in the Plan and to receive such Distributions in cash. Registered Common Shareholders who wish to receive Distributions in cash, whether following his or her initial purchase of Common Shares or after having been a Participant in the Plan for some period, should so notify the Agent online at www.computershare.com/investor, by writing to the Agent at P.O. Box 43078, Providence, RI 02940-3078, by calling (866) 270-7788 or (413) 775-6091 or, as applicable, by completing and returning the transaction form attached to each Plan statement, as specified and in accordance with Section 13 hereof.
3. MARKET PREMIUM ISSUANCES. With respect to each Participant, if on the payment date for a Distribution, the net asset value per Common Share of the Fund is equal to or less than the market price per Common Share plus estimated brokerage commissions, the Agent shall cause the Distribution to be invested by receiving newly issued Common Shares (“Additional Common Shares”), including fractions, from the Fund for each Participant’s account. The number of Additional Common Shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.
4. MARKET DISCOUNT PURCHASES. With respect to each Participant, and except as provided below, if the net asset value per Common Share of the Fund exceeds the market price per Common Share plus estimated per share fees (which include any applicable brokerage commissions the Agent is required to pay) on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on such Participant’s Common Shares to purchase Common Shares of the Fund on the open market. Such market purchases will commence on or shortly after the payment date for such Distribution and the Agent shall complete such purchases not more than thirty (30) calendar days after such Distribution payment date, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If the Agent is unable to invest the full amount of a Distribution through open market purchases pursuant to this Section 4, or, if before the Agent has completed the open market purchases, the market price per Common Share of the Fund plus estimated per share fees exceeds the net asset value per Common Share as of the last business day immediately prior to the purchase date (the “prior business day”), the Agent shall cause the remainder of the Distribution to be invested by receiving Additional Common Shares, including fractions, from the Fund for each Participant’s account, the number of which shall be determined by dividing the dollar amount of the remainder (i.e., the uninvested portion) of the Distribution by the greater of
(i) the net asset value per Common Share on the prior business day, or (ii) 95% of the market price per Common Share on the prior business day (which, in either case, may be a price greater or lesser than the net asset value per Common Share on the payment date for the applicable Distribution). Participants should note that they will not be able to instruct the Agent to purchase Common Shares at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.
The Agent may commingle all Participants’ amounts to be used for open market purchases of the Fund’s Common Shares. The weighted average price of all Common Shares purchased on the open market by the Agent as Agent and/or issued by the Fund pursuant to Section 3 shall be the price per Common Share allocable to each Participant.
5. VALUATION. The market price of Common Shares of a Fund on a particular date shall be the last sales price on the securities exchange where the Common Shares are listed on that date (the “Exchange”), or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations on such Exchange on such date will be used. The net asset value per Common Share on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund in accordance with the Fund’s current policies.
6. SAFEKEEPING. In order to protect against loss, theft or destruction, if Participants hold Common Shares registered in their own names in certificate form, Participants may deposit such Common Shares into their Plan accounts. Certificates, along with a letter of instruction, should be sent to the Agent by registered mail and properly insured. Participants should not endorse their certificates. There are no fees for this service.
7. TAXATION. The automatic reinvestment of Distributions does not relieve Participants of any taxes which may be payable on Distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

VIRTUS CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN (Unaudited) (Continued)
8. LIABILITY OF AGENT. The Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under these terms and conditions and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase or sell Common Shares within the time period specified herein, or with the timing of any purchases or sales effected. The Agent shall have no responsibility for the value of Common Shares acquired. The Agent may commingle Participants’ funds.
9. RECORDKEEPING. The Agent may hold each Participant’s Common Shares acquired pursuant to the Plan together with the Common Shares of other Registered Common Shareholders of the Fund acquired pursuant to the Plan in non- certificated form in the Agent’s name or that of the Agent’s nominee. Distributions on fractional shares will be credited to each Participant’s account. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable,. Participants may request to sell a portion of the Common Shares held by the Agent in their Plan accounts online, by calling the Agent, by writing to the Agent, or by completing and returning the transaction form attached to each Plan statement as specified above. The Agent will sell such Common Shares through a broker-dealer selected by the Agent within five (5) business days of receipt of the request assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral of the sale is required under applicable federal or state laws or regulations). The sale price, which will not be determined until such time as the broker-dealer completes the sale, will equal the weighted average price of all Common Shares sold through the Plan on the day of the sale, less per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. As an alternative to selling Common Shares through the Agent, a Participant may request that the Agent electronically transfer his or her Common Shares to his or her brokerage account in applicable circumstances. Any share dividends or split shares distributed by the Fund on Common Shares held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Common Shareholders rights to purchase additional Common Shares, the Common Shares held for each Participant under the Plan will be added to other Common Shares held by the Participant in calculating the number of rights to be issued to each Participant.
10. PROXY MATERIALS. The Agent will forward to each Participant any proxy solicitation material it receives with respect to the Common Shares in the Participant’s Plan account. The Agent will vote any Common Shares held for a Participant first in accordance with the instructions set forth on proxies returned by such Participant to the Fund, and then with respect to any proxies not returned by such Participant to the Fund, in the same proportion as the Agent votes the proxies returned by the Participants to the Fund.
11. BROKERS, NOMINEE HOLDERS, ETC. In the case of Registered Common Shareholders such as a broker, bank or other nominee that holds Common Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Common Shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If a beneficial owner’s broker, bank or other nominee who is the record shareholder for the beneficial owner’s Common Shares is not a Registered Common Shareholder (i.e., the Common Shares are not registered with the Agent), neither the nominee nor the beneficial owner will be a Participant under the Plan and have Distributions automatically reinvested by the Agent (although the broker, bank or other nominee may offer other dividend reinvestment programs independent from this Plan). If a beneficial owner of Common Shares wishes to participate in the Plan, but his or her broker, bank or other nominee is unable or unwilling to become a Registered Common Shareholder and a Participant on behalf of the beneficial owner, the beneficial owner may request that the broker, bank or other nominee arrange to have all or a portion of his or her Common Shares re- registered with the Agent in the name of the beneficial owner, such that the beneficial owner becomes a Registered Common Shareholder and, as such, would be enrolled as a Participant in the Plan unless he or she elects otherwise in accordance with the terms hereof. Participants whose Common Shares are registered in the name of one nominee firm may not be able to transfer the Common Shares to another nominee firm and continue to participate in the Plan.
12. FEES. The Agent’s service fee for handling Distributions will be paid by the Fund. Each Participant will be charged per share fees (currently $0.02 per share) on all open-market purchases. If a Participant elects to have the Agent sell part or all of his or her Common Shares and remit the proceeds, such Participant will be charged per share fees (currently $0.02 per share). Per share fees include any applicable brokerage commissions the Agent is required to pay. The Participant will not be charged any other fees for this service.
13. TERMINATION IN THE PLAN / NOTIFICATION OF ELECTION TO RECEIVE CASH DISTRIBUTIONS. Each Registered Common Shareholder may elect to receive Distributions from a Fund in cash and, if a Participant in the Plan, to disenroll from and terminate his or her account under the Plan, by notifying the Agent online at www.computershare.com/investor, by writing to the Agent at P.O. Box 43078 Providence, RI 02940-3078, by calling (866) 270-7788 or (413) 775-6091 or by completing and returning the transaction form attached to each Plan statement. Any such written notification must be in proper order and duly executed by the Participant and any notification online or by telephone must be in accordance with such reasonable requirements as the Agent and the Fund may agree. If the Agent receives your request to discontinue Distribution reinvestment on or after the record date for the Fund’s next Distribution, the Agent may either pay the Distribution in cash or reinvest it on the next investment date on the Registered Common Shareholder’s behalf. If reinvested, the Agent may sell the Common Shares purchased and send the proceeds less any applicable fees. The Plan may be terminated for a Fund by the Agent or the Fund upon notice in writing mailed to each Participant at least thirty (30) calendar days prior to the effective date of the termination. Upon any termination, the Agent will arrange to deposit all full Common Shares held for each Participant into his or her account, where they will be held in book-entry by the Agent. A cash adjustment will be made for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him or her less any applicable fees. If preferred, a Participant may request the sale of all full and fractional Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan in accordance with
Section 9 hereof. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name with the Agent, he or she may re-enroll in the Plan at any time by notifying the Agent online at www.computershare.com/investor, by writing to the Agent at P.O. Box 43078 Providence, RI 02940-3078 or by calling (866) 270-7788 or (413) 775-6091.

VIRTUS CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN (Unaudited) (Continued)
14. AMENDMENT OF THE PLAN. These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least thirty (30) calendar days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund. Upon any such appointment of a successor Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all Distributions payable on Common Shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.
15. APPLICABLE LAW. These terms and conditions shall be governed by the laws of The Commonwealth of Massachusetts.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited)
The Board of Trustees (the “Board”) of Virtus Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus Convertible & Income Fund (“NCV”), Virtus Convertible & Income Fund II (“NCZ”), Virtus Diversified Income & Convertible Fund (“ACV”), Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), and Virtus Equity & Convertible Income Fund (“NIE”) (each a “Fund” and, collectively, the “Funds”) is responsible for determining whether to approve the continuation of each investment advisory agreement (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”) between each Fund and Virtus Investment Advisers, LLC (“VIA”) and each subadvisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreements, the “Agreements”) among each Fund, VIA and Voya Investment Management Co. LLC (“Voya”), with respect to AIO, NCV, NCZ, ACV and NIE and among VIA, Voya and NFJ Investment Group, LLC (“NFJ Investment Group”) with respect to NFJ (each of Voya and NFJ Investment Group, a “Subadviser” and collectively, the “Subadvisers”). At meetings held on August 27, 2024, October 29, 2024, and November 20, 2024 (collectively, the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement, as further discussed below.
In connection with the approval of the Agreements, the Independent Trustees and independent legal counsel requested and evaluated information provided by VIA and each Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each Agreement would be in the best interests of each Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from each Subadviser with respect to the Funds it manages. The Board noted the affiliation of NFJ Investment Group with VIA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. Prior to the Meetings, the Independent Trustees met with their independent legal counsel to evaluate information provided by management. For each Agreement, the Board considered each of the relevant factors with respect to the applicable Fund and its shareholders. The Independent Trustees also submitted questions to management and considered the responses provided. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of VIA or the Subadvisers were present.
In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including but not limited to: (a) the nature, extent and quality of the services provided to the Funds by VIA and each of the Subadvisers; (b) the performance of the Funds as compared to an appropriate peer group and an appropriate index and comparable accounts; (c) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of the Funds’ advisory fee rates and total expenses with those of a group of funds with similar investment strategies; (d) the profitability of VIA under the Advisory Agreement; (e) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Trust); (f) the anticipated effect of growth in size on each Fund’s performance and expenses; (g) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (h) possible conflicts of interest; and (i) the terms of the Agreements.
Nature, Extent and Quality of Services
In response to Independent Trustee request, the Trustees received in advance of the Meetings information provided by VIA and each Subadviser, including completed questionnaires concerning a number of topics, including, among other items, such company’s investment philosophy, investment process and strategies, resources and personnel, operations, compliance structure and procedures, and overall performance. In considering the Advisory Agreement with VIA, the Board considered that VIA is responsible for management of the Funds’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining, or replacing subadvisers, subject to shareholder approval. In considering the Advisory Agreement with VIA, the Board considered VIA’s process for supervising and managing the Funds’ Subadvisers, including (a) VIA’s ability to select and monitor the Subadvisers; (b) each Adviser’s ability to provide the services necessary to monitor each Subadviser’s compliance with the applicable Fund’s respective investment objective(s), policies and restrictions, as well as to provide other oversight activities,

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
including with respect to Fund performance, monitoring of each Fund’s discounts, distributions, and leverage levels and rates; and (c) VIA’s ability and willingness to identify instances in which a Subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Funds; (e) VIA’s supervision of the Funds’ other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Funds. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties to the Funds and other funds managed by VIA through Board meetings, discussions and reports during the preceding year, as well as information from the Funds’ Chief Compliance Officer regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by each Subadviser, the Board considered information provided to the Board by each Subadviser, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Fund’s investment policies and procedures, and compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and each subadviser’s management of the respective Fund is subject to the oversight of the Board and must be carried out in accordance with the Fund’s investment objective, policies, and restrictions set forth in the Funds’ prospectuses and statements of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of each Subadviser’s management and other personnel committed by the Subadviser to the respective Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as any material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Fund(s).
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report for the Funds prepared by Broadridge (the “Broadridge Report”), an independent third-party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about each Fund’s performance results and portfolio composition, as well as each Subadviser’s investment strategy(ies). The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisers. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.
The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the stated periods ended March 31, 2024.
AIO. The Board noted that the Fund outperformed the median of its Performance Universe for the first quarter and 3-year periods and underperformed the median of its Performance Universe for the 1-year period. The Board also noted that the Fund outperformed its benchmark for the first quarter, 1- and 3-year periods.
NCV. The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the first quarter, 1-, 3-, 5- and 10-year periods.
NCZ . The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the first quarter, 1-, 3-, 5- and 10-year periods.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
ACV . The Board noted that the Fund outperformed the median of its Performance Universe for the first quarter, 1-year and 5-year periods and underperformed the median of its Performance Universe for the 3-year period. The Board also noted that the Fund underperformed its benchmark for the 3-year period and outperformed its benchmark for the first quarter, 1-year and 5-year periods.
NFJ . The Board noted that the Fund underperformed the median of its Performance Universe for the first quarter, 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the first quarter, 1-, 3-, 5- and 10-year periods.
NIE . The Board noted that the Fund outperformed the median of its Performance Universe for the 5- year period, performed the same as the median of its Performance Universe for the 1- and 10-year periods, and underperformed the median of its Performance Universe for the first quarter and 3-year periods. The Board also noted that the Fund underperformed its benchmark for the first quarter and 1-, 3-, 5- and 10-year periods.
The Board also considered management’s discussion about the reasons for, or actions taken to address, each Fund’s underperformance, as applicable, relative to its Performance Universe or benchmark. The Board also considered that the Funds had changed subadvisers during several of the performance periods shown, so that some of the performance shown was that of a prior subadviser. The Board also considered the distribution rates for each Fund relative to peers. After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing each Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented by management such fee was comprised of advisory and administration fees. The Board also noted that each Fund had an expense limitation agreement in place to limit the total expenses incurred by the Fund and its shareholders. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee and the services provided, respectively, by VIA and the Subadvisers. The Board also considered the fee rates payable by comparable accounts managed by each Subadviser. They also considered the capital structures for NCV and NCZ, respectively. With respect to the fees and expenses related to each Fund’s use of leverage, the Board considered the conflicts of interest involved in the use of leverage by the Funds in that VIA’s advisory fee is based on the assets managed.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
AIO . The Board considered that the Fund’s gross management fee was above the median of the Expense Universe and net total expenses after waivers were below the median of the Expense Universe. The Board also considered that the Fund’s net management fee was in the 4th quintile of its Expense Universe and net total expenses were in the 1st quintile of its Expense Universe.
NCV . The Board considered that the Fund’s gross management fee and net total expenses after waivers were equal to the median of the Expense Universe. The Board also considered that the Fund’s net management fee was in the 2nd quintile of its Expense Universe and net total expenses were in the 3rd quintile of its Expense Universe.
NCZ. The Board considered that the Fund’s gross management fee was above the median of the Expense Universe and net total expenses after waivers were below the median of the Expense Universe. The Board also considered that the Fund’s net management fee was in the 2nd quintile of its Expense Universe and net total expenses were in the 2nd quintile of its Expense Universe.
ACV . The Board considered that the Fund’s gross management fee was above the median of the Expense Universe and net total expenses after waivers were equal to the median of the Expense Universe. The Board also considered that the Fund’s net management fee was in the 5th quintile of its Expense Universe and net total expenses were in the 3rd quintile of its Expense Universe.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
NFJ . The Board considered that the Fund’s gross management fee was equal to the median of the Expense Universe and net total expenses after waivers were below the median of the Expense Universe. The Board also considered that the Fund’s net management fee was in the 1st quintile of its Expense Universe and net total expenses were in the 1st quintile of its Expense Universe.
NIE . The Board considered that the Fund’s gross management fee and net total expenses after waivers were below the median of the Expense Universe. The Board also considered that the Fund’s net management fee was in the 2nd quintile of its Expense Universe and net total expenses were in the 1st quintile of its Expense Universe.
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VIA for its management of the Funds, as well as its profits and those of its affiliates including NFJ Investment Group and the administrator. In addition to the fees paid to VIA and its affiliates, including the NFJ Investment Group and the administrator, the Board considered other benefits derived by VIA or its affiliates from their relationships with the Funds. The Board reviewed the methodology used to allocate costs to the Funds, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Fund was not excessive in light of the quality of the services rendered to the Funds by VIA and its affiliates, and other factors considered.
In considering the profitability to the Subadvisers in connection with their relationships to the Funds, the Board noted that the fees payable under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreements, and not by the Subadvisers. In considering the reasonableness of the fee payable by VIA to the Subadvisers, the Board noted that, because NFJ Investment Group is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA in addition, with respect to Voya, the unaffiliated Subadviser, the Board relied on the ability of VIA to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length.
Economies of Scale
The Board received and discussed information concerning whether the Adviser realizes economies of scale as the Funds’ assets grow.. The Board noted that expense limitation agreements were also in place for all of the Funds. The Board also took into account management’s discussion of each Fund’s advisory fee and subadvisory fee structure. The Board also took into account the current sizes of the Funds. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Funds typically do not have the ability to increase substantially their asset base as do open-end funds.
The Board also noted that VIA had agreed to implement an extension of each Fund’s expense limitation agreement through January 31, 2026. The Board then concluded that, given the Funds’ closed-end structure, no changes to the Funds’ advisory and subadvisory fee structures were necessary or advisable at this time. The Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Funds were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of increased leverage or some other means, such as (but not limited to) at-the-market offerings.
Other Factors
The Board considered other benefits that may be realized by VIA, each Subadviser and their respective affiliates as a result of their relationships with the Funds. The Board noted that an affiliate of VIA provides administrative services to the Funds. The Board noted management’s discussion of the fact that, while the NFJ Investment Group is an affiliate of VIA, there are no other direct benefits received by NFJ Investment Group or VIA in providing investment advisory services to NFJ, other than the fees earned under the respective Agreement. The Board considered that there may be certain indirect or ancillary benefits which may accrue to VIA and its affiliates, including (but not limited to): (a) the ability to leverage relationships with service providers to obtain more favorable terms or rates, (b) reputational benefits, (c) the receipt of research products and services acquired through commissions paid on portfolio transactions, and (d) the potential to attract other business.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that the continuation of each Agreement, as amended, was in the best interests of each applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the continuation of the Agreements, as amended, with respect to each Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees/Directors and Officers of the Funds as of the date of the issuance of this report is set forth below. The address of each individual, unless otherwise noted, is c/o the respective Fund, One Financial Plaza, Hartford, CT 06103.
Independent Trustees(1)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2023 (AIO, NFJ and NIE) 2024 (NCV, NCZ and ACV) 100 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Director (2014 to 2021), Duff & Phelps Utility and Corporate Bond Trust Inc.; Director (since 2011), Avista Corp. (energy company); Trustee (2010 to 2014), Goldman Sachs Fund Complex; and Director (2006 to 2010), BlackRock Luxembourg and Cayman Funds.
Cogan, Sarah E. YOB: 1956 Served Since: 2019 (all Funds) 97 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2019), PIMCO Closed-End Funds* (30 portfolios).
DeCotis, Deborah A. YOB: 1952 Served Since: 2011 (NCV, NCZ, NFJ and NIE) 2015 (ACV) 2019 (AIO) 97 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2011), PIMCO Closed-End Funds* (30 portfolios).
Drummond, F. Ford YOB: 1962 Served Since: 2015 (NIE, NFJ, ACV, NCV and NCZ) 2019 (AIO) 97 Portfolios	President (since 1998), F.G. Drummond Ranches, Inc.; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly, Chairman, Oklahoma Nature Conservancy (2019 to 2020); Trustee (since 2014), Frank Phillips Foundation; Trustee (since 2008), Oklahoma Nature Conservancy; Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Director (since 2011), Bancfirst Corporation.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McDaniel, Connie D. YOB: 1958 Served Since: 2023 (all Funds) 97 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (2011 to 2022) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McNamara, Geraldine M. YOB: 1951 Served Since: 2023 (all Funds) 100 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Director (2003 to 2021), Duff & Phelps Utility and Corporate Bond Trust Inc.
Walton, R. Keith YOB: 1964 Served Since: 2022 (AIO, NCV, ACV and NIE) 2023 (NCZ and NFJ) 97 Portfolios	Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (2020 to 2021), Plexo Capital, LLC; Venture Partner (2019 to 2021) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Director (since 2017), certain funds advised by Bessemer Investment Management LLC (9 portfolios); Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; and Trustee (2014 to 2017), AZ Service.
Zino, Brian T. YOB: 1952 Served Since: 2022 (all Funds) 97 Portfolios	Retired. Various roles at J. & W. Seligman & Co. Incorporated (1982 to 2009), including President (1994 to 2009).	Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; and Member, Board of Governors of ICI (1998 to 2008).
* PIMCO Closed-End Funds are not part of the Virtus’ Fund Complex: PCM Fund, Inc.; PIMCO Access Income Fund; PIMCO California Flexible Municipal Income Fund; PIMCO California Municipal Income Fund; PIMCO California Municipal Income Fund II; PIMCO California Municipal Income Fund Ill; PIMCO Corporate & Income Strategy Fund; PIMCO Corporate & Income Opportunity Fund; PIMCO Dynamic Income Fund; PIMCO Dynamic Income Opportunities Fund; PIMCO Dynamic Income Strategy Fund; PIMCO Flexible Credit Income Fund; PIMCO Flexible Emerging Markets Income Fund; PIMCO Flexible Municipal Income Fund; PIMCO Global StocksPLUS® & Income Fund; PIMCO High Income Fund; PIMCO Income Strategy Fund; PIMCO Income Strategy Fund II; PIMCO Managed Accounts Trust (5 portfolios); PIMCO Municipal Income Fund; PIMCO Municipal Income Fund II; PIMCO Municipal Income Fund III; PIMCO New York Municipal Income Fund; PIMCO New York Municipal Income Fund II; PIMCO New York Municipal Income Fund Ill; and PIMCO Strategic Income Fund, Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee, President, and Chief Executive Officer YOB: 1964 Served Since: 2021 (all Funds) 104 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	Director (since 2023), Stone Harbor Investment Funds plc (12 sub-funds), Stone Harbor Global Funds plc (3 sub-funds) and Virtus Global Funds ICAV (8 sub-funds); Member (since 2021), Board of Governors of the Investment Company Institute; and Director (since 2013), Virtus Global Funds, plc (5 sub-funds).
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
(1) “Independent Trustees” are those Trustees who are not “interested persons”, (as defined in Section 2(a)(19) of the 1940 (Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer (since 2021).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2023), Stone Harbor Investment Funds plc and Stone Harbor Global Funds plc; Director (since 2019), Virtus Global Funds ICAV; Director (since 2013), Virtus Global Funds, plc; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022) and Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973	Vice President, Counsel and Assistant Secretary (since 2024); Vice President, Chief Legal Officer, Counsel and Secretary (2022 to 2024) and Vice President and Assistant Secretary (2021 to 2022).	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer (since 2021).	Vice President (since 2010) and Assistant Vice President (2007 to 2010), Fund Services, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer (since 2021).	Vice President (since 2017) and Assistant Treasurer (since 2007), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Rahman, Mahmood YOB: 1967	Vice President (since 2024); Assistant Vice President (2021 to 2024).	Vice President (since 2023), Tax Director (since 2020) and Assistant Vice President (2020 to 2023), Fund Administration, Virtus Investment Partners, Inc.; Vice President (since 2024) and Assistant Vice President (2021 to 2024) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).
Santoro, Kathryn YOB: 1974	Vice President, Chief Legal Officer, Counsel and Secretary (since 2024).	Vice President and Senior Attorney (since 2024), Virtus Investment Partners, Inc.; and various officer positions (since 2024) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Short, Julia R. YOB: 1972	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
Thaker, Nikita K. YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2021).	Vice President (since 2021) and Assistant Vice President (2016 to 2021), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2013) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

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Trustees
Connie D. McDaniel, Chair of the Board of Trustees
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Principal Officers
George R. Aylward, President and Chief Executive Officer
Peter J. Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Kathryn L. Santoro, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Nikita Thaker, Vice President, Controller and Assistant Treasurer
Investment Adviser
Virtus Investment Advisers, LLC.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent, Dividend Paying Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
Custodian
The Bank of New York
240 Greenwich Street
New York, NY 10286-1048
Legal Counsel
Dechert LLP
45 Fremont Street, 26th Floor
San Francisco, CA 94105
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Shareholder Services	1-866-270-7788
Website	Virtus.com

Computershare Investor Services
P. O. Box 43078
Providence, RI 02940-3078
For more information about Virtus Closed-End Funds,
please contact us at 1-866-270-7788 or closedendfunds@virtus.com, or visit Virtus.com.
8559	03-25

Item 1.	Reports to Stockholders. (cont.)

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is filed as an Exhibit.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

As of the end of the period covered by the report, the Registrant’s Board of Trustees had determined that each of Donald C. Burke and Brian T. Zino is qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

(a)(3)	Not Applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $44,514 for 2025 and $47,355 for 2024.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,798 for 2025 and $2,914 for 2024. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,147 for 2025 and $8,104 for 2024.

“Tax Fees” are those primarily associated with review of the Fund’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Fund’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Fund, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2025 and $0 for 2024.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Virtus Convertible & Income Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PricewaterhouseCoopers LLP. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s adviser(s) or any entity controlling, controlled by, or under common control with the Fund’s adviser(s) that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $5,147 for 2025 and $8,104 for 2024.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee.

From February 1, 2024 through February 29, 2024, the members of the audit committee included Donald C. Burke (advisory member), Deborah A. DeCotis, Connie McDaniel, and Brian T. Zino.

Effective February 27, 2024, Geraldine M. McNamara was appointed to join the audit committee.

Effective March 1, 2024 through the end of the reporting period, the members of the audit committee were Donald C. Burke (advisory member through June 4, 2024), Deborah A. DeCotis, Geraldine M. McNamara, and Brian T. Zino.

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable for Closed-End Management Investment Companies.

(b)	Not applicable for Closed-End Management Investment Companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund or its voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund or its voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Fund’s adviser or subadviser is responsible for voting proxies for the Fund, or for delegating such responsibility to a qualified, independent organization engaged by the adviser or subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the funds both are designed to further the best economic interests of the affected fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

•	Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

•	Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

•	Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Fund and its voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, other voting delegate, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the adviser may vote proxies where the subadviser has a direct conflict of interest. The Policy requires each adviser/subadviser that is a voting delegate to notify the Chief Compliance Officer of the Fund (or, in the case of a subadviser, the Chief Compliance Officer of the adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the Fund’s shareholders. No adviser/subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Fund.

The Policy further imposes certain record-keeping and reporting requirements on each adviser/subadviser or other voting delegate.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended September 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

Following is information about the policies and procedures followed by the subadviser to the Fund in voting proxies for the Fund.

Voya Investment Management Co. LLC (“Voya Investment Management”) has been delegated the authority to vote proxies for the Fund. Voya Investment Management has adopted proxy voting policies, procedures and guidelines in an effort to ensure proxies are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. Proxies of the Fund will be voted subject to Voya Investment Management’s policy. Voya Investment Management’s Proxy Committee oversees the implementation of Voya Investment Management’s proxy voting procedures and guidelines including potential conflicts of interest. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of filing this report, the Fund’s subadviser is Voya Investment Management. The names, titles and length of service of the person(s) employed by or associated with the registrant or an investment adviser of the registrant who is primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing this report:

Justin M. Kass, CFA

Senior Managing Director, Chief Investment Officer, Co-Head of Income & Growth

Industry start date: 1998

Start date as fund Portfolio Manager: 2003

Justin Kass is chief investment officer, co-head of income and growth at Voya Investment Management. Mr. Kass joined the firm following Voya’s integration of certain assets and teams comprising the substantial majority of Allianz Global Investors U.S. (“AlliaznGI”) business, where he was a portfolio manager, managing director, CIO and co-head of U.S. income and growth strategies at Allianz Global Investors, where he held portfolio management, research, and trading responsibilities for the income and growth strategies team. Prior to that at AllianzGI, Mr. Kass held portfolio manager responsibilities for the U.S. convertible strategy and was a lead portfolio manager for the income and growth strategy since its inception and was also responsible for managing multiple closed-end and open-end mutual funds.

Mr. Kass earned a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA® Charterholder.

Michael E. Yee

Managing Director, Lead Portfolio Manager – Income & Growth

Industry start date: 1994

Start date as fund Portfolio Manager: 2022

Michael Yee is a lead portfolio manager, income and growth at Voya Investment Management. He joined the firm following Voya’s integration of certain assets and teams comprising the substantial majority of Allianz Global Investors U.S. business, where he was a portfolio manager and managing director with portfolio management, research and trading responsibilities for the income and growth strategy since inception and was responsible for managing multiple closed-end and open-end mutual funds. Prior to that, Mr. Yee was an analyst for the global and systematic team with responsibilities focused on U.S. large cap equity strategies and worked in global portfolio administration and client service. Previously, he was a financial consultant for Priority One Financial/Liberty Foundation.

Mr. Yee earned a B.S. from the University of California, San Diego, and an M.B.A. from San Diego State University.

David J. Oberto

Senior Vice President, Lead Portfolio Manager – Income & Growth

Industry start date: 2003

Start date as fund Portfolio Manager: 2022

David Oberto is a lead portfolio manager, income and growth at Voya Investment Management. He joined the firm following Voya’s integration of certain assets and teams comprising the substantial majority of Allianz Global Investors U.S. business, where he was a portfolio manager and director with portfolio management, research and trading responsibilities for the income and growth strategies team. Mr. Obertoserved as portfolio manager for the U.S. High Yield Bond strategy and was also responsible for managing multiple closed-end and open-end mutual funds.Prior to that, he was a portfolio administrator, a credit default swaps (CDS) account manager and a trade-closer at Bain Capital.

Mr. Oberto earned a B.S.B.A. with a concentration in finance and a minor in economics from Fordham University and an M.S. in finance from the D’Amore-McKim School of Business at Northeastern University.

Ethan Turner, CFA

Senior Vice President, Portfolio Manager – Income & Growth

Industry start date: 2005

Start date as fund Portfolio Manager: 2023

Ethan Turner is a portfolio manager, income and growth, at Voya Investment Management. He joined the firm following Voya’s integration of certain assets and teams comprising the substantial majority of Allianz Global Investors U.S. business, where he was an analyst and vice president with research responsibilities for the income and growth strategies team. Prior to that at Allianz, he was a trading assistant.Prior to that, Mr. Turner was a lead analyst covering the financial sector at Relational Investors and a financial analyst at Sunstone Hotel Investors.

Mr. Turner earned a B.S. from San Diego State University and an M.B.A. from the Anderson School of Management at the University of California, Los Angeles. He is a CFA® charterholder.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Members and Potential Conflicts of Interest

Voya Investment Management

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the subadviser may have in place that could benefit the Fund and/or such other accounts. The Board has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each subadviser is required to certify its compliance with these procedures on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by the portfolio managers since the portfolio managers generally manage funds and other accounts having similar investment strategies.

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2025, including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
Justin M. Kass	Registered Investment Companies:	8	$9,105	0	0
	Other Pooled Investment Vehicles:	11	58,884	0	0
	Other Accounts:	7	1,570	0	0
Michael E. Yee	Registered Investment Companies:	7	8,224	0	0
	Other Pooled Investment Vehicles:	8	55,419	0	0
	Other Accounts:	6	1,518	0	0
David Oberto	Registered Investment Companies:	7	8,819	0	0
	Other Pooled Investment Vehicles:	10	55,879	0	0
	Other Accounts:	6	1,518	0	0
Ethan Turner	Registered Investment Companies:	8	9,105	0	0
	Other Pooled Investment Vehicles:	1	57	0	0
	Other Accounts:	4	1,118	0	0

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

As of January 31, 2025, the following explains the compensation structure of each individual employed by Voya Investment Management who share primary responsibility for day-to-day portfolio management of the Fund:

The compensation system for investment professionals with Voya IM is based on base salary, performance bonus, and equity or equity-like incentives or other long-term retention programs.

Voya IM realizes that its success is largely dependent on its ability to attract and retain key investment professionals. Voya IM’s compensation philosophy is to align compensation closely with performance and to leverage the variable side of the compensation equation. Annually, the firm participates in comprehensive industry surveys and compares the relevant data to ensure that its compensation plans remain competitive.

Key investment professionals such as portfolio managers and traders are paid competitive base salaries, are eligible for discretionary bonuses and generally participate in the firm’s long-term compensation program. Portfolio managers of private funds may be eligible for carried interest allocations.

Bonus Program. The overall design of the annual incentive plan for investment professionals was developed to tie pay to both portfolio performance and profitability and is structured to drive performance and promote retention of top talent. Individual bonus target awards are based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas, and performance goals are set to appropriately reflect requirements for the investment team. The results for overall Voya IM include a review of firm profitability, team performance and the investment professional’s individual performance, all of which influence the outcome of the discretionary bonus award recommendation process. The measures for each team are reviewed annually by the firm’s executive management, and include the measures of investment performance versus benchmark and peer groups over one-, three- and five-year periods, as well as contributions to the firm’s revenue growth and profitability.

Discretionary bonuses for non-investment professionals are structured similarly.

The annual incentive bonus may be subject to deferral into a long-term compensation plan, as determined by the plan in effect at the time of payment.

(a)(4) Disclosure of Securities Ownership

The following summarizes the dollar range of securities each portfolio manager beneficially owned of the Fund as of January 31, 2025.

Virtus Convertible & Income Fund

PM Ownership
Justin Kass, CFA	None
Michael Yee	None
David Oberto	None
Ethan Turner	None

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) SECURITIES LENDING ACTIVITIES

Gross income from securities lending activities	$2,270,000
Fees paid to securities lending agent *	(2,078,000)
Net Income from securities lending activities	$192,000

*	Includes revenue split, rebates, and collateral management fees

(b) As of the end of the fiscal year, the Registrant had entered into a Master Margin Loan Agreement and a Securities Lending Authorization Agreement (“SLAA”) with a commercial bank. The SLAA allows the Registrant to loan securities to qualified brokers. The bank shares with the Registrant a portion of the revenue it receives from lending those securities. In connection with those borrowing and lending activities, the bank is responsible for the administration and management for the Registrant’s securities lending program, including:

•	negotiation, preparation, and execution of an agreement with each approved borrower governing the terms and conditions of any securities loan,

•	credit review and monitoring of approved borrowers,

•	loan negotiation,

•	ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, sub custodians/depositories,

•	daily marking to market of loans,

•	monitoring and maintaining cash collateral levels,

•	arranging for the investment of cash collateral received from borrowers in accordance with each Fund’s investment guidelines,

•	initiating and monitoring loan terminations/recalls,

•	ensuring that all dividends and other distributions from corporate actions with respect to loaned securities are credited to the relevant Funds, and

•	maintaining records relating to the Fund’s securities lending activity and providing monthly/quarterly statements.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19.	Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Convertible & Income Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date 4/10/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date 4/10/2025

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date 4/10/2025

*	Print the name and title of each signing officer under his or her signature.